Exhibit 4.4

Execution Version

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

Dated as of October 4, 2017

among

AMERICAN AIRLINES, INC.,

WILMINGTON TRUST COMPANY,

as Pass Through Trustee under each of the Pass Through Trust Agreements

and

WILMINGTON TRUST COMPANY,

as Subordination Agent

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Schedules

Schedule I	Aircraft
Schedule II	Trust Supplements
Schedule III	Required Terms
Schedule IV	Existing Indentures, Existing Participation Agreements and Related Amendments with respect to the Aircraft

Annex

Annex A	Definitions

Exhibits

Exhibit A	Form of First Amendment to Participation Agreement
Exhibit B	Form of First Amendment to Indenture

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AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of October 4, 2017, is made by and among (i) American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) Wilmington Trust Company (“WTC”), a Delaware trust company, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the applicable Pass Through Trust Agreement (as defined below), the “Pass Through Trustee”) under each of the three separate Pass Through Trust Agreements, and (iii) Wilmington Trust Company, a Delaware trust company, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;

WHEREAS, the Company, the Class AA Pass Through Trustee (as defined below), the Class A Pass Through Trustee (as defined below), the Subordination Agent, Wilmington Trust, National Association, a national banking association, as Escrow Agent under the Class AA/A Escrow and Paying Agent Agreements (as defined below) (in such capacity together with its successors in such capacity, the “Escrow Agent”), and Wilmington Trust Company, a Delaware trust company, as Paying Agent under the Class AA/A Escrow and Paying Agent Agreements (in such capacity together with its successors in such capacity, the “Paying Agent”), entered into that certain Note Purchase Agreement, dated as of October 3, 2016 (as amended prior to the date hereof, the “Original Note Purchase Agreement”);

WHEREAS, the Company owns the twenty-five aircraft listed in Schedule I hereto (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”), and such Aircraft have been financed as contemplated by the Original Note Purchase Agreement in that, as further described in these recitals, the Class AA Pass Through Trustee and the Class A Pass Through Trustee have purchased, respectively, the Series AA Equipment Notes and the Series A Equipment Notes issued by the Company with respect to each such Aircraft;

WHEREAS, pursuant to the Basic Pass Through Trust Agreement and each of the Trust Supplements described in Schedule II hereto, and concurrently with the execution and delivery of the Original Note Purchase Agreement or this Note Purchase Agreement, as applicable, three separate grantor trusts (the “Class AA Pass Through Trust”, the “Class A Pass Through Trust” and the “Class B Pass Through Trust”, respectively, and collectively, the “Pass Through Trusts” and, individually, each a “Pass Through Trust”) have been created to facilitate certain of the transactions contemplated hereby and thereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Certificates”) to provide financing, among other things, for the purchase by such Pass Through Trusts of the Equipment Notes to be issued in respect of, and secured by a security interest in, each of the Aircraft;

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WHEREAS, the Company has entered into the Underwriting Agreement, dated as of September 19, 2016 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class AA/A Underwriting Agreement”) with Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein (the “Class AA/A Underwriters”), pursuant to which the Company caused the Pass Through Trustee under the Class AA Pass Through Trust (the “Class AA Pass Through Trustee”) and the Pass Through Trustee under the Class A Pass Through Trust (the “Class A Pass Through Trustee”) to issue and sell the Class AA Certificates and the Class A Certificates, respectively, to the Class AA/A Underwriters on the Class AA/A Issuance Date;

WHEREAS, the Company has entered into the Underwriting Agreement, dated as of September 20, 2017 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class B Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as underwriter (the “Class B Underwriter”), which provides that the Company will cause the Pass Through Trustee under the Class B Pass Through Trust (the “Class B Pass Through Trustee”) to issue and sell the Class B Certificates to the Class B Underwriter on the Class B Issuance Date;

WHEREAS, the Company may in the future enter into Trust Supplements further to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance of one or more Additional Series Pass Through Certificates to provide financing for the purchase by the Additional Series Pass Through Trustee of one or more Additional Series Equipment Notes, if issued in respect of, and secured by a security interest in, the Aircraft;

WHEREAS, concurrently with the execution and delivery of the Original Note Purchase Agreement, (i) the Escrow Agent and the Depositary entered into that certain Deposit Agreement (Class AA), dated as of the Class AA/A Issuance Date, relating to the Class AA Pass Through Trust and that certain Deposit Agreement (Class A), dated as of the Class AA/A Issuance Date, relating to the Class A Pass Through Trust (each such agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, a “Class AA/A Deposit Agreement” and collectively, the “Class AA/A Deposit Agreements”) whereby the Escrow Agent agreed to direct the Class AA/A Underwriters to make certain deposits referred to therein on the Class AA/A Issuance Date (the “Class AA/A Initial Deposits”) and to permit the applicable Pass Through Trustees to make additional deposits from time to time thereafter (the Class AA/A Initial Deposits together with such additional deposits are collectively referred to as the “Class AA/A Deposits”), and (ii) Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the Class AA/A Underwriters, the applicable Pass Through Trustees, the Paying Agent and the Escrow Agent have entered into that certain Escrow and Paying Agent Agreement (Class AA), dated as of the Class AA/A Issuance Date, relating to the Class AA Pass Through Trust and that certain Escrow and Paying Agent Agreement (Class A), dated as of the Class AA/A Issuance Date, relating to the Class A Pass Through Trust (each such agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, a “Class AA/A Escrow and Paying Agent Agreement”, and collectively, the “Class AA/A Escrow and Paying Agent Agreements”), whereby, among other things, (a) the Class AA/A Underwriters agreed to deliver an amount equal to the amount of the Class AA/A

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Initial Deposits to the Depositary on behalf of the applicable Escrow Agent and (b) the applicable Escrow Agent, upon the Depositary receiving such Class AA/A Initial Deposits, agreed to deliver escrow receipts to be affixed to each Class AA Certificate and Class A Certificate;

WHEREAS, subject to the terms and conditions of the Original Note Purchase Agreement, prior to the date hereof, the Class AA Pass Through Trustee, the Class A Pass Through Trustee and each of the Subordination Agent, the Loan Trustee, WTC and the Company entered into the applicable Financing Agreements listed on Schedule IV hereto with respect to each Aircraft;

WHEREAS, upon the financing of each Aircraft, (i) the Class AA Pass Through Trustee funded its purchase of the Series AA Equipment Notes in respect of such Aircraft with the proceeds of the Class AA/A Initial Deposits withdrawn by the applicable Escrow Agent under the Class AA Deposit Agreement and (ii) the Class A Pass Through Trustee funded its purchase of the Series A Equipment Notes in respect of such Aircraft with the proceeds of the Class AA/A Initial Deposits withdrawn by the applicable Escrow Agent under the Class A Deposit Agreement;

WHEREAS, concurrently with the execution and delivery hereof, the Company, each Pass Through Trustee, the Subordination Agent, the Loan Trustee and WTC, in its individual capacity, have entered into the First Amendment to Indenture and the First Amendment to Participation Agreement, each dated as of the date hereof, listed on Schedule IV hereto with respect to each of the Aircraft, which provide for the Company to issue, and the Class B Pass Through Trustee to purchase, Series B Equipment Notes in respect of each of the Aircraft on the Class B Issuance Date; and

WHEREAS, (i) concurrently with the execution and delivery of the Original Note Purchase Agreement, the Class AA Liquidity Provider entered into the Class AA Liquidity Facility for the benefit of the Holders of the Certificates issued by the Class AA Pass Through Trust and the Class A Liquidity Provider entered into the Class A Liquidity Facility for the benefit of the Holders of the Certificates issued by the Class A Pass Through Trust, in each case with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust and (ii) concurrently with the execution and delivery of this Note Purchase Agreement, (a) the Class B Liquidity Provider has entered into the Class B Liquidity Facility for the benefit of the Holders of the Certificates issued by the Class B Pass Through Trust with the Subordination Agent, as agent for the Pass Through Trustee on behalf of the Class B Pass Through Trust, and (b) the Pass Through Trustees, the Liquidity Providers and the Subordination Agent have entered into the Intercreditor Agreement.

WHEREAS, the Original Note Purchase Agreement provides that if any Additional Series Equipment Notes are to be issued, the related Additional Series Pass Through Trustee shall execute and deliver an instrument by which such Additional Series Pass Through Trustee becomes a party to the Original Note Purchase Agreement, and each of the parties to the Original Note Purchase Agreement shall, at the Company’s request, enter into any amendments to the Original Note Purchase Agreement as may be necessary or desirable to give effect to such issuance, and the issuance of pass through certificates by any pass through trust that acquires any such Additional Series Equipment Notes;

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WHEREAS, at the request of the Company, the undersigned parties to the Original Note Purchase Agreement desire to amend and restate the Original Note Purchase Agreement as set forth herein, and the Class B Pass Through Trustee desires to become a party to this Note Purchase Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Financing of Aircraft.

(a) Agreement to Finance. The Company agrees to finance all Aircraft in the manner provided herein on the Class B Issuance Date, on and subject to the terms and conditions hereof and of the applicable Financing Agreements.

(b) Entering into Financing Agreements. On the Class B Issuance Date, each of the Class AA Pass Through Trustee, the Class A Pass Through Trustee and the Class B Pass Through Trustee shall, and shall cause the Subordination Agent to, enter into a First Amendment to Participation Agreement to each Participation Agreement and perform their obligations under each Participation Agreement as amended thereby; provided that, with respect to each Aircraft to be financed, the applicable First Amendment to Participation Agreement and the applicable First Amendment to Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto and (x) the amortization schedule for each Series B Equipment Note shall be as set forth in the relevant table attached as part of Schedule III hereto and (y) the relevant Financing Agreements shall provide for the purchase by the Class B Pass Through Trustee of Series B Equipment Notes in the principal amounts specified in Schedule III hereto.

Notwithstanding the foregoing, the Financing Agreements with respect to any Aircraft may be modified to the extent required for the issuance, the successive repayment and issuance or the successive redemption and issuance, as applicable, of Equipment Notes or Additional Series Equipment Notes, as the case may be, pursuant to Section 3(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, whichever may be applicable, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith. With respect to each Aircraft, the Company shall cause WTC (or such other Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to

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the financing of each Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and each Pass Through Trustee of each Pass Through Trust then in existence under the applicable Participation Agreement.

(c) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which an Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee (or, in the case of any Additional Series Equipment Notes, on behalf of the Additional Series Pass Through Trustee with respect to the corresponding Additional Series Pass Through Certificates).

(d) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Aircraft.

SECTION 2. Representations and Warranties.

(a) Representations and Warranties of the Company. The Company represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;

(ii) Due Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

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(b) Representations and Warranties of WTC. WTC represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. WTC is a Delaware trust company duly organized and validly existing in good standing under the laws of the State of Delaware, holds a valid certificate to do business as a Delaware trust company and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of WTC, in its capacity as Subordination Agent or Pass Through Trustee, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;

(ii) Due Authorization; No Conflicts. The execution and delivery by WTC, in its capacity as Subordination Agent or Pass Through Trustee, as the case may be, of this Note Purchase Agreement and the performance by WTC, in its capacity as Subordination Agent or Pass Through Trustee, as the case may be, of its obligations under this Note Purchase Agreement have been duly authorized by WTC, in its capacity as Subordination Agent or Pass Through Trustee, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of WTC, in its capacity as Subordination Agent or Pass Through Trustee, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(c) Representations and Warranties of the Pass Through Trustee. Each Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the date hereof.

(d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a Delaware trust company duly organized and validly existing in good standing under the laws of the State of Delaware, holds a valid certificate to do business as a Delaware trust company, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each

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Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;

(ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

(iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent or contravenes the Subordination Agent’s articles of association or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

(iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s trust or fiduciary powers;

(v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and

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(vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.

SECTION 3. Covenants.

(a) Covenants of the Company.

(i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 3(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.

(ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.

(iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees and the Subordination Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.

(iv) Refinancing of Equipment Notes; Additional Series Equipment Notes. The Company shall have the option to (A) redeem any Series A Equipment Notes or Series B Equipment Notes (or any Additional Series Equipment Notes) and issue, with respect to all (but not less than all) of the Aircraft, new Equipment Notes with the same Series designation as that of, but with terms that may be the same as or different from those of, the redeemed Equipment Notes, (B) issue one or more series at any time and from time to time

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of Additional Series Equipment Notes with respect to all (but not less than all) of the Aircraft, in each case, under any Indenture (including, for avoidance of doubt, multiple issuances at the same or different times resulting in more than one series of Additional Series Equipment Notes being outstanding at any time) and (C) at any time following the payment in full of any Series A Equipment Notes or Series B Equipment Notes (or previously issued Additional Series Equipment Notes), issue, with respect to all (but not less than all) of the Aircraft, new Equipment Notes of the same series designation as, but with terms that may be the same as or different from those of, such Equipment Notes that have been paid in full, provided that the Company shall have obtained a Rating Agency Confirmation with respect to any Class of Certificates then rated by such Rating Agency that will remain outstanding in connection with such issuance, such payment and issuance or such redemption and issuance, as applicable, and provided further that any such issuance, payment and issuance or redemption and issuance, as applicable, shall be subject to the terms of Section 8.01(c) or 8.01(d), as applicable, of the Intercreditor Agreement. If any such new Equipment Notes or Additional Series Equipment Notes are to be so issued, the pass through trustee of the pass through trust that acquires such new Equipment Notes or the Additional Series Pass Through Trustee, as applicable, shall execute and deliver an instrument (which may be a joinder agreement) by which such pass through trustee or Additional Series Pass Through Trustee, as applicable, becomes a party hereto, and each of the parties hereto agrees, at the Company’s request, to enter into any amendments to (or any amendment and restatement of) this Note Purchase Agreement and any other Operative Agreements as may be necessary or desirable to give effect to such issuance, payment and issuance or redemption and issuance of any such new Equipment Notes or Additional Series Equipment Notes, as applicable, and the issuance of pass through certificates by any pass through trust that acquires any such new Equipment Notes or Additional Series Equipment Notes, as applicable, and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such new Equipment Notes or Additional Series Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and, if such Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple Liquidity Facilities for a single Pass Through Trust)).

(v) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination

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Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 3(a)(vi), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.

(b) Covenants by WTC.

(i) Status as Citizen of the United States. WTC, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon WTC giving any such notice, WTC shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.

(ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld, WTC will act as Pass Through Trustee and Subordination Agent solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states.

(c) Covenants by the Pass Through Trustees.

(i) Tax Forms of the Pass Through Trustees. On or prior to the date this Note Purchase Agreement is executed, each Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the Company, the Subordination Agent and the Liquidity Providers.

(ii) Tax Forms of Pass Through Trustee of New or Additional Series Pass Through Trust. If any new Equipment Notes or Additional Series Equipment Notes shall be issued under any Indenture as provided in Section 3(a)(v), on or prior to the date such new Equipment Notes or Additional Series Equipment Notes, as applicable, shall have been so issued, the pass through trustee of the pass through trust that acquires such new Equipment Notes or the Additional Series Pass Through Trustee, as applicable, shall have provided a completed and executed copy of IRS Form W-9 to each of the Company and the Subordination Agent and, if a liquidity facility shall have been provided with respect to such new pass through trust or the Additional Series Pass Through Trust, to the provider of such liquidity facility.

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SECTION 4. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.

SECTION 5. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.

SECTION 6. Miscellaneous.

(a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent and each Pass Through Trustee, and the Company’s, the Subordination Agent’s and each Pass Through Trustee’s obligations under any and all thereof, shall survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.

(b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.

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(c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Class AA/ A Underwriters and the Class B Underwriter) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Class AA/A Underwriters and the Class B Underwriter) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement.

SECTION 7. Acknowledgment; Direction. Each of the parties hereto acknowledges and agrees that, from and after the date hereof, (i) this Note Purchase Agreement shall constitute the “Note Purchase Agreement” for all purposes of the Operative Agreements, (ii) the Intercreditor Agreement shall constitute the “Intercreditor Agreement” for all purposes of the Operative Agreements and (iii) the Series B Equipment Notes, the Class B Certificates, the Class B Pass Through Trust, the Class B Pass Through Trust Agreement and the Class B Pass Through Trustee shall constitute “Additional Series Equipment Notes” (or “Additional Equipment Notes”), “Additional Series Pass Through Certificates” (or “Additional Certificates”), an “Additional Series Pass Through Trust” (or an “Additional Trust”), an “Additional Series Pass Through Trust Agreement” (or an “Additional Trust Agreement”) and an “Additional Series Pass Through Trustee” (or an “Additional Trustee”), respectively, in each case for all purposes of the Operative Agreements (as defined in the Original Note Purchase Agreement). Pursuant to Section 9.01 of the Basic Pass Through Trust Agreement, the Company hereby requests that each Pass Through Trustee enter into, execute, deliver and perform their respective obligations under this Agreement, the Intercreditor Agreement and each other document, instrument or writing as may be contemplated by, or necessary or convenient in connection with, any of the foregoing.

SECTION 8. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

SECTION 9. Submission to Jurisdiction. Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof and of all other Operative Agreements hereby (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note Purchase Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

[Signature Pages Follow]

12

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AMERICAN AIRLINES, INC.

By:	/s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer
Address: 4333 Amon Carter Boulevard
Mail Drop 5662
Fort Worth, Texas 76155
Ref.: American Airlines 2016-3 EETC
Attention: Treasurer
Telephone: ###
Facsimile: ###

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee

By:	/s/ Adam R. Vogelsong
Name: Adam R. Vogelsong
Title: Vice President
Address: 1100 North Market Street
Wilmington, Delaware 19890-1605
Attention: Corporate Trust Administration
Facsimile: ###

WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent

By:	/s/ Adam R. Vogelsong
Name: Adam R. Vogelsong
Title: Vice President
Address: 1100 North Market Street
Wilmington, Delaware 19890-1605
Attention: Corporate Trust Administration
Facsimile: ###

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

SCHEDULE I to

NOTE PURCHASE AGREEMENT

AIRCRAFT

No.	U.S. Registration No.	Airframe Manufacturer	Airframe Model (including generic manufacturer and model)	Airframe MSN	Engine Manufacturer	Engine Model (including generic manufacturer and model)
1.	N993AN	Airbus	Airbus A321-231S (Airbus A321-200)	7188	IAE International Aero Engines AG	International Aero Engines V2533-A5

2.	N994AN	Airbus	Airbus A321-231S (Airbus A321-200)	7407	IAE International Aero Engines AG	International Aero Engines V2533-A5

3.	N995AN	Airbus	Airbus A321-231S (Airbus A321-200)	7301	IAE International Aero Engines AG	International Aero Engines V2533-A5

4.	N996AN	Airbus	Airbus A321-231S (Airbus A321-200)	7310	IAE International Aero Engines AG	International Aero Engines V2533-A5

5.	N928AM	Airbus	Airbus A321-231S (Airbus A321-200)	7515	IAE International Aero Engines AG	International Aero Engines V2533-A5

6.	N988NN	Boeing	Boeing 737-800 (Boeing 737-823)	31237	CFM International, Inc.	CFM CFM56-7B26/3 or CFM56-7B26/E

7.	N997NN	Boeing	Boeing 737-823 (Boeing 737-800)	33250	CFM International, Inc.	CFM CFM56-7B26/3 or CFM56-7B26/E

8.	N998NN	Boeing	Boeing 737-800 (Boeing 737-800)	31250	CFM International, Inc.	CFM CFM56-7B26/3 or CFM56-7B26/E

9.	N200NV	Boeing	Boeing 737-800 (Boeing 737-800)	33341	CFM International, Inc.	CFM CFM56-7B26/3 or CFM56-7B26/E

10.	N301NW	Boeing	Boeing 737-800 (Boeing 737-800)	33342	CFM International, Inc.	CFM CFM56-7B26/3 or CFM56-7B26/E

11.	N305NX	Boeing	Boeing 737-800 (Boeing 737-800)	31253	CFM International, Inc.	CFM CFM56-7B26/3 or CFM56-7B26/E

12.	N301PA	Boeing	Boeing 737-800 (Boeing 737-800)	31255	CFM International, Inc.	CFM CFM56-7B26/3 or CFM56-7B26/E

13.	N306NY	Boeing	Boeing 737-800 (Boeing 737-800)	33343	CFM International, Inc.	CFM CFM56-7B26/3 or CFM56-7B26/E

14.	N821AN	Boeing	Boeing 787-9 (Boeing 787-9)	40640	General Electric	GE GEnx-1B74/75

15.	N822AN	Boeing	Boeing 787-9 (Boeing 787-9)	40642	General Electric	GE GEnx-1B74/75

16.	N823AN	Boeing	Boeing 787-9 (Boeing 787-9)	40641	General Electric	GE GEnx-1B74/75

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

No.	U.S. Registration No.	Airframe Manufacturer	Airframe Model (including generic manufacturer and model)	Airframe MSN	Engine Manufacturer	Engine Model (including generic manufacturer and model)
17.	N824AN	Boeing	Boeing 787-9 (Boeing 787-9)	40643	General Electric	GE GEnx-1B74/75

18.	N240NN	Embraer	Embraer ERJ 175 LR (Embraer ERJ 175LR)	17000594	General Electric	GE CF34-8E5

19.	N241NN	Embraer	Embraer ERJ 175 LR (Embraer ERJ 175LR)	17000595	General Electric	GE CF34-8E5

20.	N242NN	Embraer	Embraer ERJ 175 LR (Embraer ERJ 175LR)	17000601	General Electric	GE CF34-8E5

21.	N243NN	Embraer	Embraer ERJ 175 LR (Embraer ERJ 175LR)	17000604	General Electric	GE CF34-8E5

22.	N244NN	Embraer	Embraer ERJ 175 LR (Embraer ERJ 175LR)	17000609	General Electric	GE CF34-8E5

23.	N245NN	Embraer	Embraer ERJ 175 LR (Embraer ERJ 175LR)	17000614	General Electric	GE CF34-8E5

24.	N246NN	Embraer	Embraer ERJ 175 LR (Embraer ERJ 175LR)	17000618	General Electric	GE CF34-8E5

25.	N247NN	Embraer	Embraer ERJ 175 LR (Embraer ERJ 175LR)	17000619	General Electric	GE CF34-8E5

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

SCHEDULE II to

NOTE PURCHASE AGREEMENT

TRUST SUPPLEMENTS

Trust Supplement No. 2016-3AA, dated as of the Class AA/A Issuance Date, between the Company and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2016-3AA.

Trust Supplement No. 2016-3A, dated as of the Class AA/A Issuance Date, between the Company and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2016-3A.

Trust Supplement No. 2016-3B, dated as of the Class B Issuance Date, between the Company and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2016-3B.

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

SCHEDULE III to

NOTE PURCHASE AGREEMENT

REQUIRED TERMS

Series B Equipment Notes

Obligor:        The Company

The original principal amount and amortization schedule of the Series B Equipment Notes issued with respect to an Aircraft shall be as set forth in the following tables:

PRINCIPAL AMOUNTS OF SERIES B EQUIPMENT NOTES

Aircraft	Series B
N993AN	$ 7,202,000
N994AN	$ 7,289,000
N995AN	$ 7,289,000
N996AN	$ 7,289,000
N928AM	$ 7,511,000
N988NN	$ 5,308,000
N997NN	$ 5,142,000
N998NN	$ 5,142,000
N200NV	$ 5,385,000
N301NW	$ 5,588,000
N305NX	$ 5,425,000
N301PA	$ 5,425,000
N306NY	$ 5,588,000
N821AN	$20,145,000
N822AN	$20,145,000
N823AN	$20,654,000
N824AN	$21,155,000
N240NN	$ 3,829,000
N241NN	$ 3,829,000
N242NN	$ 3,950,000
N243NN	$ 3,950,000
N244NN	$ 4,017,000
N245NN	$ 4,017,000
N246NN	$ 4,083,000
N247NN	$ 4,083,000

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

AMORTIZATION SCHEDULES

Series B Equipment Notes N993AN Airbus A321-200S
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240739%
October 15, 2018	4.28240739%
April 15, 2019	4.28240739%
October 15, 2019	4.28240739%
April 15, 2020	4.28240739%
October 15, 2020	4.28240739%
April 15, 2021	4.28240739%
October 15, 2021	4.28240739%
April 15, 2022	4.28240739%
October 15, 2022	4.28240739%
April 15, 2023	4.28240739%
October 15, 2023	4.28240739%
April 15, 2024	4.28240739%
October 15, 2024	4.28240739%
April 15, 2025	4.28240739%
October 15, 2025	35.76388920%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N994AN Airbus A321-200S
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240733%
October 15, 2018	4.28240733%
April 15, 2019	4.28240733%
October 15, 2019	4.28240733%
April 15, 2020	4.28240733%
October 15, 2020	4.28240733%
April 15, 2021	4.28240733%
October 15, 2021	4.28240733%
April 15, 2022	4.28240733%
October 15, 2022	4.28240733%
April 15, 2023	4.28240733%
October 15, 2023	4.28240733%
April 15, 2024	4.28240733%
October 15, 2024	4.28240733%
April 15, 2025	4.28240733%
October 15, 2025	35.76389011%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N995AN Airbus A321-200S
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240733%
October 15, 2018	4.28240733%
April 15, 2019	4.28240733%
October 15, 2019	4.28240733%
April 15, 2020	4.28240733%
October 15, 2020	4.28240733%
April 15, 2021	4.28240733%
October 15, 2021	4.28240733%
April 15, 2022	4.28240733%
October 15, 2022	4.28240733%
April 15, 2023	4.28240733%
October 15, 2023	4.28240733%
April 15, 2024	4.28240733%
October 15, 2024	4.28240733%
April 15, 2025	4.28240733%
October 15, 2025	35.76389011%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N996AN Airbus A321-200S
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240733%
October 15, 2018	4.28240733%
April 15, 2019	4.28240733%
October 15, 2019	4.28240733%
April 15, 2020	4.28240733%
October 15, 2020	4.28240733%
April 15, 2021	4.28240733%
October 15, 2021	4.28240733%
April 15, 2022	4.28240733%
October 15, 2022	4.28240733%
April 15, 2023	4.28240733%
October 15, 2023	4.28240733%
April 15, 2024	4.28240733%
October 15, 2024	4.28240733%
April 15, 2025	4.28240733%
October 15, 2025	35.76389011%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N928AM Airbus A321-200S
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240740%
October 15, 2018	4.28240740%
April 15, 2019	4.28240740%
October 15, 2019	4.28240740%
April 15, 2020	4.28240740%
October 15, 2020	4.28240740%
April 15, 2021	4.28240740%
October 15, 2021	4.28240740%
April 15, 2022	4.28240740%
October 15, 2022	4.28240740%
April 15, 2023	4.28240740%
October 15, 2023	4.28240740%
April 15, 2024	4.28240740%
October 15, 2024	4.28240740%
April 15, 2025	4.28240740%
October 15, 2025	35.76388896%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N988NN Boeing 737-800
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240750%
October 15, 2018	4.28240750%
April 15, 2019	4.28240750%
October 15, 2019	4.28240750%
April 15, 2020	4.28240750%
October 15, 2020	4.28240750%
April 15, 2021	4.28240750%
October 15, 2021	4.28240750%
April 15, 2022	4.28240750%
October 15, 2022	4.28240750%
April 15, 2023	4.28240750%
October 15, 2023	4.28240750%
April 15, 2024	4.28240750%
October 15, 2024	4.28240750%
April 15, 2025	4.28240750%
October 15, 2025	35.76388753%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N997NN Boeing 737-800
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240743%
October 15, 2018	4.28240743%
April 15, 2019	4.28240743%
October 15, 2019	4.28240743%
April 15, 2020	4.28240743%
October 15, 2020	4.28240743%
April 15, 2021	4.28240743%
October 15, 2021	4.28240743%
April 15, 2022	4.28240743%
October 15, 2022	4.28240743%
April 15, 2023	4.28240743%
October 15, 2023	4.28240743%
April 15, 2024	4.28240743%
October 15, 2024	4.28240743%
April 15, 2025	4.28240743%
October 15, 2025	35.76388856%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N998NN Boeing 737-800
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240743%
October 15, 2018	4.28240743%
April 15, 2019	4.28240743%
October 15, 2019	4.28240743%
April 15, 2020	4.28240743%
October 15, 2020	4.28240743%
April 15, 2021	4.28240743%
October 15, 2021	4.28240743%
April 15, 2022	4.28240743%
October 15, 2022	4.28240743%
April 15, 2023	4.28240743%
October 15, 2023	4.28240743%
April 15, 2024	4.28240743%
October 15, 2024	4.28240743%
April 15, 2025	4.28240743%
October 15, 2025	35.76388856%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N200NV Boeing 737-800
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240743%
October 15, 2018	4.28240743%
April 15, 2019	4.28240743%
October 15, 2019	4.28240743%
April 15, 2020	4.28240743%
October 15, 2020	4.28240743%
April 15, 2021	4.28240743%
October 15, 2021	4.28240743%
April 15, 2022	4.28240743%
October 15, 2022	4.28240743%
April 15, 2023	4.28240743%
October 15, 2023	4.28240743%
April 15, 2024	4.28240743%
October 15, 2024	4.28240743%
April 15, 2025	4.28240743%
October 15, 2025	35.76388858%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N301NW Boeing 737-800
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240730%
October 15, 2018	4.28240730%
April 15, 2019	4.28240730%
October 15, 2019	4.28240730%
April 15, 2020	4.28240730%
October 15, 2020	4.28240730%
April 15, 2021	4.28240730%
October 15, 2021	4.28240730%
April 15, 2022	4.28240730%
October 15, 2022	4.28240730%
April 15, 2023	4.28240730%
October 15, 2023	4.28240730%
April 15, 2024	4.28240730%
October 15, 2024	4.28240730%
April 15, 2025	4.28240730%
October 15, 2025	35.76388941%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N301PA Boeing 737-800
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240737%
October 15, 2018	4.28240737%
April 15, 2019	4.28240737%
October 15, 2019	4.28240737%
April 15, 2020	4.28240737%
October 15, 2020	4.28240737%
April 15, 2021	4.28240737%
October 15, 2021	4.28240737%
April 15, 2022	4.28240737%
October 15, 2022	4.28240737%
April 15, 2023	4.28240737%
October 15, 2023	4.28240737%
April 15, 2024	4.28240737%
October 15, 2024	4.28240737%
April 15, 2025	4.28240737%
October 15, 2025	35.76388940%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N305NX Boeing 737-800
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240737%
October 15, 2018	4.28240737%
April 15, 2019	4.28240737%
October 15, 2019	4.28240737%
April 15, 2020	4.28240737%
October 15, 2020	4.28240737%
April 15, 2021	4.28240737%
October 15, 2021	4.28240737%
April 15, 2022	4.28240737%
October 15, 2022	4.28240737%
April 15, 2023	4.28240737%
October 15, 2023	4.28240737%
April 15, 2024	4.28240737%
October 15, 2024	4.28240737%
April 15, 2025	4.28240737%
October 15, 2025	35.76389051%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N306NY Boeing 737-800
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240730%
October 15, 2018	4.28240730%
April 15, 2019	4.28240730%
October 15, 2019	4.28240730%
April 15, 2020	4.28240730%
October 15, 2020	4.28240730%
April 15, 2021	4.28240730%
October 15, 2021	4.28240730%
April 15, 2022	4.28240730%
October 15, 2022	4.28240730%
April 15, 2023	4.28240730%
October 15, 2023	4.28240730%
April 15, 2024	4.28240730%
October 15, 2024	4.28240730%
April 15, 2025	4.28240730%
October 15, 2025	35.76389048%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N821AN Boeing 787-9
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240576%
October 15, 2018	4.28240576%
April 15, 2019	4.28240576%
October 15, 2019	4.28240576%
April 15, 2020	4.28240576%
October 15, 2020	4.28240576%
April 15, 2021	4.28240576%
October 15, 2021	4.28240576%
April 15, 2022	4.28240576%
October 15, 2022	4.28240576%
April 15, 2023	4.28240576%
October 15, 2023	4.28240576%
April 15, 2024	4.28240576%
October 15, 2024	4.28240576%
April 15, 2025	4.28240576%
October 15, 2025	35.76391363%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N822AN Boeing 787-9
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240576%
October 15, 2018	4.28240576%
April 15, 2019	4.28240576%
October 15, 2019	4.28240576%
April 15, 2020	4.28240576%
October 15, 2020	4.28240576%
April 15, 2021	4.28240576%
October 15, 2021	4.28240576%
April 15, 2022	4.28240576%
October 15, 2022	4.28240576%
April 15, 2023	4.28240576%
October 15, 2023	4.28240576%
April 15, 2024	4.28240576%
October 15, 2024	4.28240576%
April 15, 2025	4.28240576%
October 15, 2025	35.76391363%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N823AN Boeing 787-9
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.28240743%
October 15, 2018	4.28240743%
April 15, 2019	4.28240743%
October 15, 2019	4.28240743%
April 15, 2020	4.28240743%
October 15, 2020	4.28240743%
April 15, 2021	4.28240743%
October 15, 2021	4.28240743%
April 15, 2022	4.28240743%
October 15, 2022	4.28240743%
April 15, 2023	4.28240743%
October 15, 2023	4.28240743%
April 15, 2024	4.28240743%
October 15, 2024	4.28240743%
April 15, 2025	4.28240743%
October 15, 2025	35.76388859%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N824AN Boeing 787-9
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.78240737%
October 15, 2018	4.78240737%
April 15, 2019	4.78240737%
October 15, 2019	4.78240737%
April 15, 2020	4.78240737%
October 15, 2020	4.78240737%
April 15, 2021	4.78240737%
October 15, 2021	4.78240737%
April 15, 2022	4.78240737%
October 15, 2022	4.78240737%
April 15, 2023	4.78240737%
October 15, 2023	4.78240737%
April 15, 2024	4.78240737%
October 15, 2024	4.78240737%
April 15, 2025	4.78240737%
October 15, 2025	28.26388939%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N240NN Embraer ERJ 175 LR
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.78240742%
October 15, 2018	4.78240742%
April 15, 2019	4.78240742%
October 15, 2019	4.78240742%
April 15, 2020	4.78240742%
October 15, 2020	4.78240742%
April 15, 2021	4.78240742%
October 15, 2021	4.78240742%
April 15, 2022	4.78240742%
October 15, 2022	4.78240742%
April 15, 2023	4.78240742%
October 15, 2023	4.78240742%
April 15, 2024	4.78240742%
October 15, 2024	4.78240742%
April 15, 2025	4.78240742%
October 15, 2025	28.26388874%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N241NN Embraer ERJ 175 LR
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.78240716%
October 15, 2018	4.78240716%
April 15, 2019	4.78240716%
October 15, 2019	4.78240716%
April 15, 2020	4.78240716%
October 15, 2020	4.78240716%
April 15, 2021	4.78240716%
October 15, 2021	4.78240716%
April 15, 2022	4.78240716%
October 15, 2022	4.78240716%
April 15, 2023	4.78240716%
October 15, 2023	4.78240716%
April 15, 2024	4.78240716%
October 15, 2024	4.78240716%
April 15, 2025	4.78240716%
October 15, 2025	28.26389266%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N242NN Embraer ERJ 175 LR
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.78240759%
October 15, 2018	4.78240759%
April 15, 2019	4.78240759%
October 15, 2019	4.78240759%
April 15, 2020	4.78240759%
October 15, 2020	4.78240759%
April 15, 2021	4.78240759%
October 15, 2021	4.78240759%
April 15, 2022	4.78240759%
October 15, 2022	4.78240759%
April 15, 2023	4.78240759%
October 15, 2023	4.78240759%
April 15, 2024	4.78240759%
October 15, 2024	4.78240759%
April 15, 2025	4.78240759%
October 15, 2025	28.26388608%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N243NN Embraer ERJ 175 LR
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.78240759%
October 15, 2018	4.78240759%
April 15, 2019	4.78240759%
October 15, 2019	4.78240759%
April 15, 2020	4.78240759%
October 15, 2020	4.78240759%
April 15, 2021	4.78240759%
October 15, 2021	4.78240759%
April 15, 2022	4.78240759%
October 15, 2022	4.78240759%
April 15, 2023	4.78240759%
October 15, 2023	4.78240759%
April 15, 2024	4.78240759%
October 15, 2024	4.78240759%
April 15, 2025	4.78240759%
October 15, 2025	28.26388608%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N244NN Embraer ERJ 175 LR
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.78240727%
October 15, 2018	4.78240727%
April 15, 2019	4.78240727%
October 15, 2019	4.78240727%
April 15, 2020	4.78240727%
October 15, 2020	4.78240727%
April 15, 2021	4.78240727%
October 15, 2021	4.78240727%
April 15, 2022	4.78240727%
October 15, 2022	4.78240727%
April 15, 2023	4.78240727%
October 15, 2023	4.78240727%
April 15, 2024	4.78240727%
October 15, 2024	4.78240727%
April 15, 2025	4.78240727%
October 15, 2025	28.26389096%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N245NN Embraer ERJ 175 LR
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.78240727%
October 15, 2018	4.78240727%
April 15, 2019	4.78240727%
October 15, 2019	4.78240727%
April 15, 2020	4.78240727%
October 15, 2020	4.78240727%
April 15, 2021	4.78240727%
October 15, 2021	4.78240727%
April 15, 2022	4.78240727%
October 15, 2022	4.78240727%
April 15, 2023	4.78240727%
October 15, 2023	4.78240727%
April 15, 2024	4.78240727%
October 15, 2024	4.78240727%
April 15, 2025	4.78240727%
October 15, 2025	28.26389096%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N246NN Embraer ERJ 175 LR
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.78240754%
October 15, 2018	4.78240754%
April 15, 2019	4.78240754%
October 15, 2019	4.78240754%
April 15, 2020	4.78240754%
October 15, 2020	4.78240754%
April 15, 2021	4.78240754%
October 15, 2021	4.78240754%
April 15, 2022	4.78240754%
October 15, 2022	4.78240754%
April 15, 2023	4.78240754%
October 15, 2023	4.78240754%
April 15, 2024	4.78240754%
October 15, 2024	4.78240754%
April 15, 2025	4.78240754%
October 15, 2025	28.26388685%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Series B Equipment Notes N247NN Embraer ERJ 175 LR
Payment Date	Percentage of Original Principal Amount to be Paid
April 15, 2018	4.78240754%
October 15, 2018	4.78240754%
April 15, 2019	4.78240754%
October 15, 2019	4.78240754%
April 15, 2020	4.78240754%
October 15, 2020	4.78240754%
April 15, 2021	4.78240754%
October 15, 2021	4.78240754%
April 15, 2022	4.78240754%
October 15, 2022	4.78240754%
April 15, 2023	4.78240754%
October 15, 2023	4.78240754%
April 15, 2024	4.78240754%
October 15, 2024	4.78240754%
April 15, 2025	4.78240754%
October 15, 2025	28.26388685%

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

SCHEDULE IV to

NOTE PURCHASE AGREEMENT

No.	Aircraft (Reg. No.)	Participation Agreement	First Amendment to Participation Agreement	Indenture and Security Agreement	First Amendment to Indenture and Security Agreement
1	N240NN	Participation Agreement (N240NN), dated as of October 7, 2016	First Amendment to Participation Agreement (N240NN), dated as of October 4, 2017	Indenture and Security Agreement (N240NN), dated October 7, 2016	First Amendment to Indenture and Security Agreement (N240NN), dated as of October 4, 2017

2	N241NN	Participation Agreement (N241NN), dated as of October 7, 2016	First Amendment to Participation Agreement (N241NN), dated as of October 4, 2017	Indenture and Security Agreement (N241NN) , dated October 7, 2016	First Amendment to Indenture and Security Agreement (N241NN), dated as of October 4, 2017

3	N242NN	Participation Agreement (N242NN), dated as of October 19, 2016	First Amendment to Participation Agreement (N242NN), dated as of October 4, 2017	Indenture and Security Agreement (N242NN), dated October 19, 2016	First Amendment to Indenture and Security Agreement (N242NN), dated as of October 4, 2017

4	N243NN	Participation Agreement (N243NN), dated as of October 19, 2016	First Amendment to Participation Agreement (N243NN), dated as of October 4, 2017	Indenture and Security Agreement (N243NN), dated October 19, 2016	First Amendment to Indenture and Security Agreement (N243NN), dated as of October 4, 2017

5	N244NN	Participation Agreement (N244NN), dated as of November 8, 2016	First Amendment to Participation Agreement (N244NN), dated as of October 4, 2017	Indenture and Security Agreement (N244NN), dated November 8, 2016	First Amendment to Indenture and Security Agreement (N244NN), dated as of October 4, 2017

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

6	N245NN	Participation Agreement (N245NN), dated as of November 18, 2016	First Amendment to Participation Agreement (N245NN), dated as of October 4, 2017	Indenture and Security Agreement (N245NN), dated as of November 18, 2016	First Amendment to Indenture and Security Agreement (N245NN), dated as of October 4, 2017

7	N246NN	Participation Agreement (N246NN), dated as of December 9, 2016	First Amendment to Participation Agreement (N246NN), dated as of October 4, 2017	Indenture and Security Agreement (N246NN), dated as of December 9, 2016	First Amendment to Indenture and Security Agreement (N246NN), dated as of October 4, 2017

8	N247NN	Participation Agreement (N247NN), dated as of December 9, 2016	First Amendment to Participation Agreement (N247NN), dated as of October 4, 2017	Indenture and Security Agreement (N247NN), dated as of December 9, 2016	First Amendment to Indenture and Security Agreement (N247NN), dated as of October 4, 2017

9	N988NN	Participation Agreement (N988NN), dated as of October 7, 2016	First Amendment to Participation Agreement (N988NN), dated as of October 4, 2017	Indenture and Security Agreement (N988NN), dated October 7, 2016	First Amendment to Indenture and Security Agreement (N988NN), dated as of October 4, 2017

10	N997NN	Participation Agreement (N997NN), dated as of October 7, 2016	First Amendment to Participation Agreement (N997NN), dated as of October 4, 2017	Indenture and Security Agreement (N997NN), dated October 7, 2016	First Amendment to Indenture and Security Agreement (N997NN), dated as of October 4, 2017

11	N998NN	Participation Agreement (N998NN), dated as of October 7, 2016	First Amendment to Participation Agreement (N998NN), dated as of October 4, 2017	Indenture and Security Agreement (N998NN), dated October 7, 2016	First Amendment to Indenture and Security Agreement (N998NN), dated as of October 4, 2017

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

12	N200NV	Participation Agreement (N200NV), dated as of October 19, 2016	First Amendment to Participation Agreement (N200NV), dated as of October 4, 2017	Indenture and Security Agreement (N200NV), dated October 19, 2016	First Amendment to Indenture and Security Agreement (N200NV), dated as of October 4, 2017

13	N301NW	Participation Agreement (N301NW), dated as of November 18, 2016	First Amendment to Participation Agreement (N301NW), dated as of October 4, 2017	Indenture and Security Agreement (N301NW), dated November 18, 2016	First Amendment to Indenture and Security Agreement (N301NW), dated as of October 4, 2017

14	N301PA	Participation Agreement (N301PA), dated as of December 29, 2016	First Amendment to Participation Agreement (N301PA), dated as of October 4, 2017	Indenture and Security Agreement (N301PA), dated December 29, 2016	First Amendment to Indenture and Security Agreement (N301PA), dated as of October 4, 2017

15	N305NX	Participation Agreement (N305NX), dated as of November 18, 2016	First Amendment to Participation Agreement (N305NX), dated as of October 4, 2017	Indenture and Security Agreement (N305NX), dated November 18, 2016	First Amendment to Indenture and Security Agreement (N305NX), dated as of October 4, 2017

16	N306NY	Participation Agreement (N306NY), dated as of December 29, 2016	First Amendment to Participation Agreement (N306NY), dated as of October 4, 2017	Indenture and Security Agreement (N306NY), dated December 29, 2016	First Amendment to Indenture and Security Agreement (N306NY), dated as of October 4, 2017

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

17	N821AN	Participation Agreement (N821AN), dated as of October 19, 2016	First Amendment to Participation Agreement (N821AN), dated as of October 4, 2017	Indenture and Security Agreement (N821AN), dated October 19, 2016	First Amendment to Indenture and Security Agreement (N821AN), dated as of October 4, 2017

18	N822AN	Participation Agreement (N822AN), dated as of October 31, 2016	First Amendment to Participation Agreement (N822AN), dated as of October 4, 2017	Indenture and Security Agreement (N822AN), dated October 31, 2016	First Amendment to Indenture and Security Agreement (N822AN), dated as of October 4, 2017

19	N823AN	Participation Agreement (N823AN), dated as of December 29, 2016	First Amendment to Participation Agreement (N823AN), dated as of October 4, 2017	Indenture and Security Agreement (N823AN), dated December 29, 2016	First Amendment to Indenture and Security Agreement (N823AN), dated as of October 4, 2017

20	N824AN	Participation Agreement (N824AN), dated as of January 30, 2017	First Amendment to Participation Agreement (N824AN), dated as of October 4, 2017	Indenture and Security Agreement (N824AN), dated January 30, 2017	First Amendment to Indenture and Security Agreement (N824AN), dated as of October 4, 2017

21	N993AN	Participation Agreement (N993AN), dated as of November 8, 2016	First Amendment to Participation Agreement (N993AN), dated as of October 4, 2017	Indenture and Security Agreement (N993AN), dated November 8, 2016	First Amendment to Indenture and Security Agreement (N993AN), dated as of October 4, 2017

22	N994AN	Participation Agreement (N994AN), dated as of November 18, 2016	First Amendment to Participation Agreement (N994AN), dated as of October 4, 2017	Indenture and Security Agreement (N994AN), dated November 18, 2016	First Amendment to Indenture and Security Agreement (N994AN), dated as of October 4, 2017

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

23	N995AN	Participation Agreement (N995AN), dated as of December 29, 2016	First Amendment to Participation Agreement (N995AN), dated as of October 4, 2017	Indenture and Security Agreement (N995AN), dated December 29, 2016	First Amendment to Indenture and Security Agreement (N995AN), dated as of October 4, 2017

24	N996AN	Participation Agreement (N996AN), dated as of December 29, 2016	First Amendment to Participation Agreement (N996AN), dated as of October 4, 2017	Indenture and Security Agreement (N996AN), dated December 29, 2016	First Amendment to Indenture and Security Agreement (N996AN), dated as of October 4, 2017

25	N928AM	Participation Agreement (N928AM), dated as of February 28, 2017	First Amendment to Participation Agreement (N928AM), dated as of October 4, 2017	Indenture and Security Agreement (N928AM), dated February 28, 2017	First Amendment to Indenture and Security Agreement (N928AM), dated as of October 4, 2017

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

ANNEX A to

NOTE PURCHASE AGREEMENT

DEFINITIONS

(a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).

(i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.

(ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.

(iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.

(v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.

(vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.

(vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.

(b) Definitions.

“Additional Series Equipment Notes” means Equipment Notes of each series issued under an Indenture and designated other than as “Series AA”, “Series A” or “Series B” issued thereunder, if any, in the principal amount and maturities and bearing interest as specified in Schedule I to such Indenture amended at the time of original issuance of such Additional Series Equipment Notes under the heading for such series.

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

“Additional Series Pass Through Certificates” means the pass through certificates, if any, issued by any Additional Series Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement) issued by a “Refinancing Trust” described in clause (ii) of the definition of “Additional Series Pass Through Trust”).

“Additional Series Pass Through Trust” means (i) a grantor trust, if any, created pursuant to the applicable Pass Through Trust Agreement to facilitate the issuance and sale of pass through certificates in connection with the issuance of any Additional Series Equipment Notes and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent repayment or redemption of such Additional Series Equipment Notes and issuance of new Additional Series Equipment Notes.

“Additional Series Pass Through Trust Agreement” means a Trust Supplement entered into in connection with the creation of an Additional Series Pass Through Trust, together with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Additional Series Pass Through Trustee” means, with respect to any Additional Series Pass Through Trust, the trustee under the Additional Series Pass Through Trust Agreement for such Additional Series Pass Through Trust, in its capacity as pass through trustee thereunder.

“Aircraft” has the meaning set forth in the third recital to the Note Purchase Agreement.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended from time to time, or any successor statutes thereto.

“Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of September 16, 2014, between the Company and WTC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Fort Worth, Texas, Wilmington, Delaware, Frankfurt, Germany or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.

“Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

“Certificates” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.

“Class” means the class of Certificates issued by a Pass Through Trust.

“Class A Certificates” means the Certificates issued by the Class A Pass Through Trust.

“Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class A Pass Through Trust” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Class A Pass Through Trustee” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

“Class AA Certificates” means the Certificates issued by the Class AA Pass Through Trust.

“Class AA Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class AA Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class AA Pass Through Trust” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Class AA Pass Through Trustee” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

“Class AA/A Deposit Agreements” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

“Class AA/A Deposits” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

“Class AA/A Escrow and Paying Agent Agreements” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

“Class AA/A Initial Deposits” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

“Class AA/A Issuance Date” means the date of the original issuance of the Class AA Certificates and Class A Certificates.

“Class AA/A Underwriters” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

“Class AA/A Underwriting Agreement” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

“Class B Certificates” means the Certificates issued by the Class B Pass Through Trust.

“Class B Underwriters” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Class B Issuance Date” means the date of the original issuance of the Class B Certificates.

“Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class B Pass Through Trust” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Class B Pass Through Trustee” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Class B Underwriter” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Class B Underwriting Agreement” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

“Depositary” means, subject to Section 5 of the Original Note Purchase Agreement, Citibank, N.A.

“Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.

“Escrow Agent” has the meaning set forth in the second recital to the Note Purchase Agreement.

“FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.

“Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.

“First Amendment to Indenture” means, with respect to each Funded Aircraft, the First Amendment to Indenture in substantially the form of Exhibit A hereto, dated as of the Class B Issuance Date, between the Company and the Loan Trustee, listed on Schedule IV to the Note Purchase Agreement relating to such Funded Aircraft.

“First Amendment to Participation Agreement” means, with respect to each Funded Aircraft, the First Amendment to Participation Agreement in substantially the form of Exhibit B hereto, dated as of the Class B Issuance Date, among the Company, the Loan Trustee, the Subordination Agent, the Pass Through Trustees and WTC, listed on Schedule IV to the Note Purchase Agreement relating to such Funded Aircraft.

“Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

“Holder” means, with respect to any Certificate, the Person in whose name such Certificate is registered in the Register.

“Indenture” means with respect to an Aircraft, the Indenture and Security Agreement listed on Schedule III to the Note Purchase Agreement with respect to such Aircraft, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated as of the Class B Issuance Date, among the Pass Through Trustees, the

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

Liquidity Providers and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.

“Issuance Date” means, as applicable, the Class AA/A Issuance Date or the Class B Issuance Date.

“Liquidity Facilities” means, collectively, the Class AA Liquidity Facility, the Class A Liquidity Facility and the Class B Liquidity Facility.

“Liquidity Providers” means, collectively, the Class AA Liquidity Provider, the Class A Liquidity Provider and the Class B Liquidity Provider.

“Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.

“Moody’s” means Moody’s Investors Service, Inc.

“Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement to which this Annex A is attached.

“Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.

“Original Note Purchase Agreement” has the meaning set forth in the second recital to the Note Purchase Agreement.

“Participation Agreement” means with respect to an Aircraft, the Participation Agreement listed on Schedule III to the Note Purchase Agreement with respect to such Aircraft, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Pass Through Trust” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Pass Through Trust Agreement” means each of the three separate Trust Supplements referred to in the fourth recital to the Note Purchase Agreement, each dated as of the applicable Issuance Date, by and between the Company and the Pass Through Trustee, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

“Paying Agent” has the meaning set forth in the second recital to the Note Purchase Agreement.

“Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

“Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial Rating Agencies with respect to the Class AA Certificates, the Class A Certificates and the Class B Certificates will be Standard & Poor’s and Moody’s.

“Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a “Rating Agency Confirmation” with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.

“Register” means, with respect to the Class AA Certificates, the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to the Class AA Pass Through Trust, with respect to the Class A Certificates, the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to the Class A Pass Through Trust and, with respect to the Class B Certificates, the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to the Class B Pass Through Trust.

“Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.

“Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.

“Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.

“Series AA Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series AA” thereunder.

“Series B Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series B” thereunder.

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.

“Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.

“Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.

“Trust Supplement” means (i) each agreement supplemental to the Basic Pass Through Trust Agreement referred to in Section II to the Note Purchase Agreement and (ii) in the case of any Additional Series Pass Through Trust Certificates, if issued, whether in connection with the initial issuance of any Additional Series Equipment Notes or in connection with any subsequent redemption of such Additional Series Equipment Notes and issuance of new Additional Series Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of the pass through certificates of a class, (b) the issuance of the pass through certificates of such class representing fractional undivided interests in such trust is authorized and (c) the terms of the pass through certificates of such class are established.

“United States” means the United States of America.

“WTC” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

EXHIBIT A to

NOTE PURCHASE AGREEMENT

FORM OF FIRST AMENDMENT TO PARTICIPATION AGREEMENT

[Attached.]

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

FORM

FIRST AMENDMENT TO PARTICIPATION AGREEMENT

([Reg. No.])

Dated as of October 4, 2017

among

AMERICAN AIRLINES, INC.,

WILMINGTON TRUST COMPANY,

as Pass Through Trustee under each of the

Pass Through Trust Agreements,

WILMINGTON TRUST COMPANY,

as Subordination Agent,

WILMINGTON TRUST COMPANY,

as Loan Trustee,

and

WILMINGTON TRUST COMPANY,

in its individual capacity as set forth herein

*

One [Aircraft Manufacturer and Model]

(Generic Manufacturer and Model [Generic Manufacturer and Model]) Aircraft

U.S. Registration No. [Reg. No.]

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

ARTICLE I

DEFINITIONS; AMENDMENTS

Section 1.01. Definitions	3
Section 1.02. Other Definitional Provisions	4
Section 1.03. Amendments to Original Participation Agreement	5
Section 1.04. Supplemental Provisions	14

ARTICLE II

THE LOANS

Section 2.01. The Loans	14
Section 2.02. Issuance of Series B Equipment Notes	14
Section 2.03. The Series B Closing	14

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01. Conditions Precedent to Obligations of the Pass Through Trustees	15
Section 3.02. Conditions Precedent to Obligations of the Company	19

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 4.01. Representations and Warranties of the Company	21

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF WTC

Section 5.01. Representations, Warranties and Covenants of WTC	23

ARTICLE VI

FEES AND EXPENSES

Section 6.01. Fees and Expenses	26

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ARTICLE VII

MISCELLANEOUS

Schedule I	-	Amended Schedule II: Equipment Notes, Purchasers and Original Principal Amounts
Schedule II	-	Amended Schedule III: Trust Supplements

Exhibit A	-	Form of First Indenture Amendment
Exhibit B	-	Form of Opinion of Counsel for the Company
Exhibit C	-	Form of Opinion of Special Regulatory Counsel for the Company
Exhibit D	-	Form of Opinion of Special Delaware Counsel for the Company
Exhibit E	-	Form of Opinion of Special Counsel for the Loan Trustee, the Pass Through Trustees, the Subordination Agent and WTC
Exhibit F	-	Form of Opinion of Special FAA Counsel

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FIRST AMENDMENT TO PARTICIPATION AGREEMENT

([Reg. No.])

This FIRST AMENDMENT TO PARTICIPATION AGREEMENT ([Reg. No.]) (this “Amendment”), dated as of October 4, 2017, is made by and among AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), WILMINGTON TRUST COMPANY, a Delaware trust company (in its individual capacity, together with its successors and permitted assigns, “WTC”), not in its individual capacity except as otherwise expressly provided in any of the Operative Documents or the Pass Through Documents, but solely as Pass Through Trustee under each of the Pass Through Trust Agreements (such term and other capitalized terms used herein without definition being defined as provided in Section 1.01), WILMINGTON TRUST COMPANY, a Delaware trust company, as subordination agent and trustee (in such capacity, together with any successor trustee in such capacity, the “Subordination Agent”) under the Intercreditor Agreement, and WILMINGTON TRUST COMPANY, a Delaware trust company, as loan trustee (in such capacity, together with any successor trustee in such capacity, the “Loan Trustee”) under the Indenture.

W I T N E S S E T H:

WHEREAS, on the Closing Date, which occurred on [                    ], 201[    ], the parties hereto (other than the Class B Trustee) entered into that certain Participation Agreement ([Reg. No.]), dated as of [        ], 201[    ] (the “Original Participation Agreement”) in order to provide for the financing of the Aircraft described therein;

WHEREAS, in connection with the Original Participation Agreement, the Company and the Loan Trustee entered into that certain Indenture and Security Agreement ([Reg. No.]), dated as of [                    ], 201[    ], as supplemented by Indenture Supplement No. 1 thereto, dated [                    ], 201[    ] (the “Original Indenture”), pursuant to which, among other things, the Company issued to the Subordination Agent the Series AA Equipment Notes and the Series A Equipment Notes, in each case in the applicable original principal amount, having the applicable maturity and bearing interest at the applicable Debt Rate as specified on Schedule I to the Original Indenture, which Equipment Notes are secured by a security interest in all right, title and interest of the Company in and to the Aircraft and certain other property described in the Original Indenture;

WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Class AA Trust Supplement, the Class AA Pass Through Trust was created on October 3, 2016 to facilitate the financing of certain aircraft owned by the Company, including the Aircraft, and the Class AA Certificates were issued and sold on October 3, 2016;

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WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Class A Trust Supplement, the Class A Pass Through Trust was created on October 3, 2016 to facilitate the financing of certain aircraft owned by the Company, including the Aircraft, and the Class A Certificates were issued and sold on October 3, 2016;

WHEREAS, Section 2.02 of the Original Participation Agreement provides that, subject to Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series B Closing) and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series B Closing), the Company shall have the option to issue one or more series of Additional Series Equipment Notes under the Indenture after the Closing Date;

WHEREAS, Section 2.02 of the Original Indenture provides that, subject to compliance with the conditions set forth in Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series B Closing), Section 2.02 of the Original Participation Agreement and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series B Closing), the Company shall have the option to issue Additional Series Equipment Notes at any time and from time to time;

WHEREAS, the Company now desires to issue Additional Series Equipment Notes designated as “Series B Equipment Notes” (such Equipment Notes, the “Series B Equipment Notes”), which Series B Equipment Notes are to be secured by a security interest in all right, title and interest of the Company in and to the Aircraft and certain other property described in the Indenture;

WHEREAS, concurrently with the execution and delivery of this Amendment, the Company and the Loan Trustee are entering into the First Indenture Amendment, pursuant to which, among other things, the Company will issue Series B Equipment Notes under the Indenture;

WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Class B Trust Supplement, the Class B Pass Through Trust has been created to facilitate certain of the transactions contemplated by this Amendment, including, without limitation, the issuance and sale of the Class B Certificates; and

WHEREAS, pursuant to the Intercreditor Agreement, the Subordination Agent holds the Series AA Equipment Notes on behalf of the Class AA Pass Through Trust, holds the Series A Equipment Notes on behalf of the Class A Pass Through Trust and will hold, when issued, the Series B Equipment Notes on behalf of the Class B Pass Through Trust;

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NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; AMENDMENTS

Section 1.01. Definitions. Except as otherwise defined herein, capitalized terms in this Amendment have the meanings assigned to them in the Original Participation Agreement. For the purposes of this Amendment, the following capitalized terms shall have the following meanings:

“Class A Trust Supplement” means the Trust Supplement No. 2016-3A, dated as of October 3, 2016, between the Company and WTC, as Class A Trustee.

“Class AA Trust Supplement” means the Trust Supplement No. 2016-3AA, dated as of October 3, 2016, between the Company and WTC, as Class AA Trustee.

“Class B Certificates” means pass through certificates issued by the Class B Pass Through Trust.

“Class B Liquidity Facility” means the Revolving Credit Agreement (2016-3B), dated as of the Series B Closing Date, between the Subordination Agent, as agent and trustee for the Class B Trustee, and KfW.

“Class B Pass Through Trust” means the American Airlines Pass Through Trust 2016-3B created pursuant to the Basic Pass Through Trust Agreement, as supplemented by the Class B Trust Supplement.

“Class B Trustee” means the trustee for the Class B Pass Through Trust.

“Class B Trust Supplement” means the Trust Supplement No. 2016-3B, dated as of the Series B Closing Date, between the Company and WTC, as Class B Trustee.

“First Indenture Amendment” means an amendment to the Original Indenture, substantially in the form attached hereto as Exhibit A.

“Original Indenture” has the meaning set forth in the second recital hereto.

“Original Participation Agreement” has the meaning set forth in the first recital hereto.

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“Pass Through Certificates” means the Class AA Certificates, the Class A Certificates and the Class B Certificates.

“Pass Through Trust Agreement” means each of the Class AA Trust Supplement, the Class A Trust Supplement and the Class B Trust Supplement, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Pass Through Trustee” means each of the Class AA Trustee, the Class A Trustee and the Class B Trustee.

“Series B Closing” has the meaning set forth in Section 2.03.

“Series B Closing Date” means October 4, 2017 or such other time as the parties shall agree.

“Series B Equipment Notes” has the meaning set forth in the seventh recital hereto.

“Trust Supplement” means each of the Class AA Trust Supplement, the Class A Trust Supplement and the Class B Trust Supplement.

Section 1.02. Other Definitional Provisions.

(a) For purposes of this Amendment, (i) the term “Participation Agreement” means the Original Participation Agreement as amended by this Amendment and (ii) the term “Indenture” means the Original Indenture as amended by the First Indenture Amendment.

(b) All references in this Amendment to designated “Articles”, “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision of this Amendment, unless otherwise specifically stated.

(c) The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Amendment as a whole and not to any particular Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(d) All references in this Amendment to a “government” are to such government and any instrumentality or agency thereof.

(e) Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.

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(f) All references in this Amendment to a Person shall include successors and permitted assigns of such Person.

Section 1.03. Amendments to Original Participation Agreement. The Original Participation Agreement is hereby amended as follows:

(a) Amendment to Section 2.02. Section 2.02 of the Original Participation Agreement is amended by deleting it in its entirety and replacing it with the following:

Section 2.02. Issuance of Equipment Notes. Upon the occurrence of the above payments by the Pass Through Trustee for each Pass Through Trust in existence as of the Closing Date to the Company, the Company shall issue, pursuant to and in accordance with Article II of the Indenture, to the Subordination Agent as agent and trustee for the Pass Through Trustee for each such Pass Through Trust, one or more Equipment Notes of the Series, maturity and aggregate original principal amount and bearing the interest rate set forth in Schedule II opposite the name of such Pass Through Trust. Each such Equipment Note shall be duly authenticated by the Loan Trustee pursuant to the Indenture, registered in the name of the Subordination Agent and dated the Closing Date and shall be delivered by the Loan Trustee to the Subordination Agent. In addition, subject to Section 4(a)(v) of the Note Purchase Agreement and Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, as applicable, the Company shall have the option after the Closing Date, from time to time, (i) to redeem all but not less than all of the Series A Equipment Notes or all but not less than all of the Series B Equipment Notes (or all but not less than all of any Additional Series Equipment Notes) and to issue under the Indenture new Equipment Notes with the same Series designation as, but with terms that may be the same as or different from those of, the redeemed Equipment Notes, (ii) to issue one or more series of Additional Series Equipment Notes under the Indenture and (iii) at any time following payment in full of all but not less than all of the Series A Equipment Notes or all but not less than all of the Series B Equipment Notes (or all but not less than all of any Series of Additional Series Equipment Notes), to issue under the Indenture new Equipment Notes with the same Series designation as, but with terms that may be the same as or different from those of, such Equipment Notes that have been paid in full. If new Series A Equipment Notes, new Series B Equipment Notes, new Additional Series Equipment Notes or Additional Series Equipment Notes are so issued after the Closing Date, each Noteholder of such Equipment Notes shall be deemed to be a party hereto without further act, and shall be entitled to execute, and at the request of the Company shall execute, a counterpart to this Agreement.

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(b) Amendment to Section 5.01(b). Section 5.01(b) of the Original Participation Agreement is amended by adding the word “applicable” before the two instances of “Issuance Date” therein.

(c) Amendment to Section 6.01(c). Section 6.01(c) of the Original Participation Agreement is amended by deleting it in its entirety and replacing it with the following:

(c). Quiet Enjoyment. Each of WTC, the Loan Trustee, the Subordination Agent, each Pass Through Trustee and any other Noteholder and the Class AA Liquidity Provider (by having entered into the Class AA Liquidity Facility), the Class A Liquidity Provider (by having entered into the Class A Liquidity Facility) and the Class B Liquidity Provider (by having entered into the Class B Liquidity Facility) agrees that, unless an Event of Default shall have occurred and be continuing, it shall not (and shall not permit any Affiliate or other Person claiming by, through or under it to) take any action contrary to, or otherwise in any way interfere with or disturb (and then only in accordance with the Indenture), the quiet enjoyment of the use and possession of the Aircraft, the Airframe, any Engine or any Part by the Company or any transferee of any interest in any thereof permitted under the Indenture.

(d) Amendment to Section 7.11. Section 7.11 of the Original Participation Agreement is amended by deleting it in its entirety and replacing it with the following:

Section 7.11. No Petition. Each of the Company, the Loan Trustee, each Pass Through Trustee, the Subordination Agent and any other Noteholder covenants that, (i) until one year and one day after the Series AA Equipment Notes have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the Class AA Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against the Class AA Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Class AA Pass Through Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Class AA Pass Through Trust, (ii) until one year and one day after the Series A Equipment Notes have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the Class A Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against the Class A Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Class A Pass Through Trust or any substantial part of its

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property or ordering the winding-up or liquidation of the affairs of the Class A Pass Through Trust, (iii) until one year and one day after the Series B Equipment Notes have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the Class B Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against the Class B Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Class B Pass Through Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Class B Pass Through Trust and (iv) if any Additional Series Equipment Notes of any series shall have been issued, until one year and one day after such Additional Series Equipment Notes have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the related Additional Series Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against such Additional Series Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Additional Series Pass Through Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of such Additional Series Pass Through Trust.

(e) Amendment to Schedule I. Schedule I to the Original Participation Agreement is amended by deleting the address and account details for Pass Through Trustee and replacing it with the following:

Class AA Trustee: Wilmington Trust Company	Wilmington Trust Company 1100 North Market Street Wilmington, Delaware 19890 Attention: ### Reference: American Airlines 2016-3 EETC AA Telephone: ### Facsimile: ###	Bank: Wilmington Trust Company Wilmington, Delaware ABA No.: ### Account No.: [ ] Attention: Corporate Trust Administration Reference: American Airlines 2016-3 EETC AA

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Class A Trustee: Wilmington Trust Company	Wilmington Trust Company 1100 North Market Street Wilmington, Delaware 19890 Attention: ### Reference: American Airlines 2016-3 EETC A Telephone: ### Facsimile: ###	Bank: Wilmington Trust Company Wilmington, Delaware ABA No.: ### Account No.: [ ] Attention: Corporate Trust Administration Reference: American Airlines 2016-3 EETC A

Class B Trustee: Wilmington Trust Company	Wilmington Trust Company 1100 North Market Street Wilmington, Delaware 19890 Attention: ### Reference: American Airlines 2016-3 EETC B Telephone: ### Facsimile: ###	Bank: Wilmington Trust Company Wilmington, Delaware ABA No.: ### Account No.: [ ] Attention: Corporate Trust Administration Reference: American Airlines 2016-3 EETC B

(f) Amendment to Schedule II. Schedule II to the Original Participation Agreement is amended by deleting it in its entirety and replacing it with Schedule I hereto (it being agreed and understood that no amendments are being made to the maturity, original principal amount or interest rate of the Series AA Equipment Notes or the Series A Equipment Notes).

(g) Amendment to Schedule III. Schedule III to the Original Participation Agreement is amended by deleting it in its entirety and replacing it with Schedule II hereto.

(h) Amendment to Annex A. Annex A to the Original Participation Agreement is amended as follows:

(i) The definition of “Additional Series” or “Additional Series Equipment Notes” is deleted in its entirety and replaced with the following:

“Additional Series” or “Additional Series Equipment Notes” means Equipment Notes issued under the Indenture and designated as a series (other than “Series AA”, “Series A” or “Series B”) thereunder, if any, in the principal amounts and maturities and bearing interest as specified in Schedule I to the Indenture amended at the time of original issuance of such Additional Series under the heading for such series.

(ii) The definition of “Class A Pass Through Trust” is deleted in its entirety and replaced with the following:

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“Class A Pass Through Trust” means (i) initially, the American Airlines Pass Through Trust 2016-3A created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2016-3A, dated as of the Class AA/A Issuance Date, between the Company and WTC, as Class A Trustee, and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent repayment or redemption of Series A Equipment Notes and issuance of new Series A Equipment Notes.

(iii) The definition of “Class AA Pass Through Trust” is deleted in its entirety and replaced with the following:

“Class AA Pass Through Trust” means the American Airlines Pass Through Trust 2016-3AA created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2016-3AA, dated as of the Class AA/A Issuance Date, between the Company and WTC, as Class AA Trustee.

(iv) The definition of “Deposit Agreement” is deleted in its entirety and replaced with the following:

“Deposit Agreement” means, subject to Section 5(f) of the Original Note Purchase Agreement, each of the two Deposit Agreements, dated as of the Class AA/A Issuance Date, between the Escrow Agent and the Depositary, which relate to the Class AA Pass Through Trust and the Class A Pass Through Trust, respectively; provided that, for purposes of any obligation of Company, no amendment, modification or supplement to, or substitution or replacement of, any such Deposit Agreement shall be effective unless consented to by the Company.

(v) The definition of “Escrow Agreement” is deleted in its entirety and replaced with the following:

“Escrow Agreement” means each of (i) the Escrow and Paying Agent Agreement, dated as of the Class AA/A Issuance Date, among the Escrow Agent, the Paying Agent, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the Class AA/A Underwriters, and the Class AA Trustee and (ii) the Escrow and Paying Agent Agreement, dated as of the Class AA/A Issuance Date, among the Escrow Agent, the Paying Agent, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the Class AA/A Underwriters, and the Class A Trustee.

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(vi) The definition of “Intercreditor Agreement” is deleted in its entirety and replaced with the following:

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated as of the Class B Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that, for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.

(vii) The definition of “Issuance Date” is deleted in its entirety and replaced with the following:

“Issuance Date” means, as applicable, the Class AA/A Issuance Date or the Class B Issuance Date.

(viii) The definition of “Liquidity Facilities” is deleted in its entirety and replaced with the following:

“Liquidity Facilities” means, collectively, the Class AA Liquidity Facility, the Class A Liquidity Facility and the Class B Liquidity Facility.

(ix) The definition of “Liquidity Providers” is deleted in its entirety and replaced with the following:

“Liquidity Providers” means, collectively, the Class AA Liquidity Provider, the Class A Liquidity Provider and the Class B Liquidity Provider.

(x) The definition of “Note Purchase Agreement” is deleted in its entirety and replaced with the following:

“Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement, dated as of the Class B Issuance Date, among the Company, the Subordination Agent and the Pass Through Trustee under each Pass Through Trust Agreement providing for, among other things, the issuance and sale of certain equipment notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

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(xi) The definition of “Pass Through Trust” is deleted in its entirety and replaced with the following:

“Pass Through Trust” means each of the three separate grantor trusts that have been created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Documents.

(xii) The definition of “Pass Through Trust Agreement” is deleted in its entirety and replaced with the following:

“Pass Through Trust Agreement” means each of the three separate Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

(xiii) The definition of “Related Additional Series Equipment Note” is deleted in its entirety and replaced with the following:

“Related Additional Series Equipment Note” means, with respect to any particular series of Additional Series Equipment Notes and as of any date, an “Additional Series Equipment Note,” as defined in each Related Indenture, having the same designation (i.e., “Series C” or the like) as such Additional Series Equipment Notes, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement,” as such terms are defined in such Related Indenture.

(xiv) The definition of “Series” is deleted in its entirety and replaced with the following:

“Series” means any series of Equipment Notes, including the Series AA Equipment Notes, the Series A Equipment Notes, the Series B Equipment Notes or any Additional Series Equipment Notes.

(xv) The definition of “Trust Supplements” is deleted in its entirety and replaced with the following:

“Trust Supplements” means (i) those agreements supplemental to the Basic Pass Through Trust Agreement referred to in Schedule III to the Participation Agreement as of the Closing Date and (ii) in the case of (x) any new Class A Certificates or Class B Certificates issued in connection with any subsequent repayment or redemption of any Series A Equipment

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Notes or Series B Equipment Notes, as the case may be, or (y) any Additional Series Pass Through Certificates, if issued, whether in connection with the initial issuance of any Additional Series Equipment Notes or in connection with any subsequent redemption of any Additional Series Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such Class A Certificates, Class B Certificates or Additional Series Pass Through Certificates, (b) the issuance of such Class A Certificates, Class B Certificates or Additional Series Pass Through Certificates representing fractional undivided interests in the Class A Certificates, Class B Certificates or Additional Series Pass Through Trust, as applicable, is authorized and (c) the terms of such Class A Certificates, Class B Certificates or Additional Series Pass Through Certificates are established.”

(xvi) The following definitions shall be added to Annex A to the Original Participation Agreement in alphabetical order:

“Class AA/A Issuance Date” means October 3, 2016.

“Class AA/A Underwriter” means each of the underwriters identified as such in the Class AA/A Underwriting Agreement.

“Class AA/A Underwriting Agreement” means that certain Underwriting Agreement, dated as of September 19, 2016, among the Company and Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Class B Certificates” means Pass Through Certificates issued by the Class B Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement) issued by a “Refinancing Trust” described in clause (ii) of the definition of “Class B Pass Through Trust”).

“Class B Issuance Date” means October 4, 2017.

“Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

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“Class B Pass Through Trust” means (i) initially, the American Airlines Pass Through Trust 2016-3B created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2016-3B, dated as of the Class B Issuance Date, between the Company and WTC, as Class B Trustee, and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent repayment or redemption of Series B Equipment Notes and issuance of new Series B Equipment Notes.

“Class B Trustee” means the trustee for the Class B Pass Through Trust.

“Class B Underwriter” means the underwriter identified as such in the Class B Underwriting Agreement.

“Class B Underwriting Agreement” means that certain Underwriting Agreement, dated as of September 20, 2017, between the Company and Credit Suisse Securities (USA) LLC, as underwriter, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Original Note Purchase Agreement” means the Note Purchase Agreement, dated as of the Class AA/A Issuance Date, among the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and the Pass Through Trustee under each Pass Through Trust Agreement providing for, among other things, the issuance and sale of certain equipment notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Related Series B Equipment Note” means, as of any date, a “Series B Equipment Note”, as defined in each Related Indenture, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Related Indenture.

“Series B” or “Series B Equipment Notes” means Equipment Notes issued and designated as “Series B Equipment Notes” under the Indenture, in the original principal amount and maturities as specified in Schedule I to the Indenture under the heading “Series B Equipment Notes” and bearing interest at the Debt Rate for Series B Equipment Notes specified in Schedule I to the Indenture.

(xvii) The definitions of “Underwriter” and “Underwriting Agreement” shall be deleted in their entirety.

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Section 1.04. Supplemental Provisions. For the avoidance of doubt, Articles II through VI of this Amendment are supplemental to, and not in replacement of, Articles II through VI of the Original Participation Agreement, which shall remain in full force and effect.

ARTICLE II

THE LOANS

Section 2.01. The Loans. Subject to the terms and conditions of this Amendment and the Indenture, on the Series B Closing Date, the Class B Trustee shall make a loan to the Company by paying to the Company the aggregate original principal amounts of the Series B Equipment Notes being issued to the Class B Pass Through Trust as set forth on Schedule I hereto opposite the name of the Class B Pass Through Trust. The Class B Trustee, on behalf of the Class B Pass Through Trust, shall make such loan to the Company no later than 10:00 a.m. (New York City time) on the Series B Closing Date by transferring such amount in immediately available funds to the Company at its account at JPMorgan Chase, ABA# ###, Account No. ###, Reference: American Airlines 2016-3B EETC.

Section 2.02. Issuance of Series B Equipment Notes. Upon the occurrence of the above payment by the Class B Trustee to the Company, the Company shall issue, pursuant to and in accordance with Article II of the Indenture, to the Subordination Agent as agent and trustee for the Class B Trustee, one or more Series B Equipment Notes of the maturity and aggregate original principal amount and bearing the interest rate set forth in Schedule I hereto opposite the name of the Class B Pass Through Trust. Each such Series B Equipment Note shall be duly authenticated by the Loan Trustee pursuant to the Indenture, registered in the name of the Subordination Agent and dated the Series B Closing Date and shall be delivered by the Loan Trustee to the Subordination Agent. Each of the Pass Through Trustees and the Subordination Agent hereby authorizes and directs the Loan Trustee to execute and deliver this Amendment and the First Indenture Amendment and, subject to the terms hereof and thereof, to take the actions contemplated herein and therein.

Section 2.03. The Series B Closing. The closing (the “Series B Closing”) of the transactions contemplated hereby shall take place at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022 at 10:00 a.m. (New York City time) on October 4, 2017, or at such other time or place as the parties shall agree.

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ARTICLE III

CONDITIONS PRECEDENT

Section 3.01. Conditions Precedent to Obligations of the Pass Through Trustees. The obligations of each Pass Through Trustee hereunder, including the obligation of the Class B Trustee to make the loan contemplated by Article II, are subject to the fulfillment (or the waiver by such Pass Through Trustee) prior to or on the Series B Closing Date of the following conditions precedent:

(a) Authentication. The Company shall have tendered the Series B Equipment Notes to the Loan Trustee for authentication, and the Loan Trustee shall have authenticated such Series B Equipment Notes and shall have tendered the Series B Equipment Notes to the Subordination Agent on behalf of the Class B Trustee, against receipt of the loan proceeds, in accordance with Section 2.02.

(b) No Changes in Law. No change shall have occurred after the date of this Amendment in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it a violation of law or governmental regulations for the Class B Trustee to make the loan contemplated by Section 2.01 or to acquire the Series B Equipment Notes or to realize the benefits of the security afforded by the Indenture.

(c) Documentation. This Amendment and the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Pass Through Trustees or the Loan Trustee), shall be in full force and effect and executed counterparts thereof shall have been delivered to each Pass Through Trustee:

(i) Amended and Restated Intercreditor Agreement, dated as of the date hereof, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent;

(ii) the Class B Liquidity Facility;

(iii) the Class B Trust Supplement; and

(iv) the First Indenture Amendment.

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(d) Certain Closing Certificates. Each Pass Through Trustee shall have received the following:

(i) a certificate dated the Series B Closing Date of the Secretary or an Assistant Secretary of the Company, certifying as to (A) a copy of the resolutions of the Board of Directors of the Company or the executive committee thereof duly authorizing the transactions contemplated hereby and the execution, delivery and performance by the Company of this Amendment, the First Indenture Amendment, the Series B Equipment Notes and each other document required to be executed and delivered by the Company in accordance with the provisions hereof or thereof and (B) a copy of the certificate of incorporation and by-laws of the Company, as in effect on the Series B Closing Date;

(ii) a certificate or other evidence from the Secretary of State of the State of Delaware, dated as of a date reasonably near the Series B Closing Date, as to the due incorporation and good standing of the Company in such state;

(iii) an incumbency certificate of the Company as to the person or persons authorized to execute and deliver this Amendment, the First Indenture Amendment, the Series B Equipment Notes and each other document to be executed by the Company in connection with the transactions contemplated hereby and thereby, and the specimen signatures of such person or persons; and

(iv) one or more certificates of the Loan Trustee and the Subordination Agent certifying to the reasonable satisfaction of the Pass Through Trustees as to the due authorization, execution, delivery and performance by the Loan Trustee and the Subordination Agent of this Amendment, the First Indenture Amendment, the Series B Equipment Notes and each of the other Operative Documents, in each case to which the Loan Trustee or the Subordination Agent is or will be a party and any other documents to be executed by or on behalf of the Loan Trustee or Subordination Agent in connection with the transactions contemplated hereby or thereby.

(e) Representations; No Event of Default or Event of Loss. On the Series B Closing Date, the following statements shall be correct: (i) the representations and warranties herein of the Company are correct in all material respects as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date) and (ii) no event has occurred and is continuing that constitutes an Event of Default or an Event of Loss with respect to the Aircraft or would constitute an Event of Default or such an Event of Loss but for the requirement that notice be given or time elapse or both.

(f) Opinions of Counsel to the Company. Each Pass Through Trustee and the Loan Trustee shall have received (i) an opinion addressed to it from Latham & Watkins LLP, special New York counsel to the Company, substantially in the form set forth in

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Exhibit B, (ii) an opinion addressed to it from Pillsbury Winthrop Shaw Pittman LLP, special regulatory counsel to the Company, substantially in the form set forth in Exhibit C and (iii) an opinion addressed to it from Morris James LLP, special Delaware counsel to the Company, substantially in the form set forth in Exhibit D.

(g) Opinion of Counsel to WTC, the Loan Trustee, the Pass Through Trustees and the Subordination Agent. Each Pass Through Trustee and the Loan Trustee shall have received an opinion addressed to it from Morris James LLP, special counsel for WTC, the Loan Trustee, the Pass Through Trustees and the Subordination Agent, substantially in the form set forth in Exhibit E.

(h) Opinion of FAA Counsel. Each Pass Through Trustee and the Loan Trustee shall have received an unexecuted opinion addressed to it from Daugherty, Fowler, Peregrin, Haught & Jenson, a Professional Corporation, special FAA counsel in Oklahoma City, Oklahoma, substantially in the form set forth in Exhibit F to be executed and delivered promptly following the making of all appropriate filings with the FAA and the International Registry as described below.

(i) Certification from the Company. Each Pass Through Trustee and the Loan Trustee shall have received a certificate or certificates signed by the chief financial or accounting officer, any Senior Vice President, the Treasurer, any Vice President or any Assistant Treasurer (or any other Responsible Officer) of the Company, dated the Series B Closing Date, certifying as to the correctness of each of the matters stated in Section 3.01(e) and satisfaction of the conditions set forth in Section 3.01(q).

(j) Certification from WTC, Loan Trustee and Subordination Agent. Each Pass Through Trustee shall have received a certificate from WTC in its individual capacity and as Loan Trustee and Subordination Agent, as applicable, dated the Series B Closing Date, signed by an authorized officer of WTC in its individual capacity and as Loan Trustee and Subordination Agent, as applicable, certifying for each such entity that no Loan Trustee Liens or Other Party Liens attributable to it, as applicable, exist, and further certifying as to the correctness of each of the matters stated in Section 5.01.

(k) Insurance Matters. The Loan Trustee shall have received an insurance report of an independent insurance broker and the related certificates of insurance, each in form and substance reasonably satisfactory to the Loan Trustee, as to the compliance with the terms of Section 7.06 of the Indenture relating to insurance with respect to the Aircraft.

(l) No Proceedings. No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Series B Closing to set aside, restrain, enjoin or prevent the completion and consummation of this Amendment or the transactions contemplated hereby.

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(m) Funding of Class B Pass Through Trust. The Class B Trustee shall have received in immediately available funds an amount at least equal to the aggregate purchase price of the Series B Equipment Notes to be purchased from the Company by the Class B Trustee.

(n) [Reserved.]

(o) Governmental Approvals. All appropriate action required to have been taken prior to the Series B Closing Date by the FAA or any governmental or political agency, subdivision or instrumentality of the United States in connection with the transactions contemplated by this Amendment has been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Series B Closing Date in connection with the transactions contemplated by this Amendment have been issued.

(p) Title. The Company shall have good title to the Aircraft, free and clear of all Liens except Permitted Liens.

(q) Satisfaction of Conditions under the Note Purchase Agreement and Other Agreements. The conditions set forth in Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series B Closing), Section 2.02 of the Original Participation Agreement and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series B Closing) to the issuance of Series B Equipment Notes shall have been complied with.

(r) Issuance of Related Series B Equipment Notes. Concurrently with the Series B Closing, the Company shall have issued “Series B Equipment Notes” constituting “Additional Series Equipment Notes” under all of the Related Indentures in effect immediately prior to the Series B Closing.

(s) Ratings Confirmation. The Company shall have obtained the Rating Agency Confirmation with respect to the Class AA Certificates and the Class A Certificates required by Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series B Closing) and the Ratings Confirmation with respect to the Class AA Certificates and the Class A Certificates required by Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series B Closing).

Promptly upon the recording of the First Indenture Amendment pursuant to the Transportation Code and the receipt of appropriate and correct recording information from the FAA, the Company will cause Daugherty, Fowler, Peregrin, Haught & Jenson, a

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Professional Corporation, special FAA counsel in Oklahoma City, Oklahoma to deliver to the Subordination Agent, to the Pass Through Trustees, to the Loan Trustee and to the Company an opinion as to the due recording of such instrument and the lack of filing of any intervening documents with respect to the Aircraft.

Section 3.02. Conditions Precedent to Obligations of the Company. The obligation of the Company to issue and sell the Series B Equipment Notes is subject to the fulfillment (or waiver by the Company) prior to or on the Series B Closing Date of the following conditions precedent:

(a) No Changes in Law. No change shall have occurred after the date of this Amendment in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it a violation of law or governmental regulations for the Company to enter into any transaction contemplated hereby or by the Operative Documents, the Note Purchase Agreement or the other Pass Through Documents.

(b) Documentation. The documents referred to in Section 3.01(c) shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Company), shall be in full force and effect and executed counterparts thereof shall have been delivered to the Company, and the Company shall have received such documents and evidence with respect to WTC, each Liquidity Provider, the Loan Trustee, the Subordination Agent and each Pass Through Trustee as the Company may reasonably request in order to establish the consummation of the transactions contemplated by this Amendment, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein set forth.

(c) FAA Filing. The First Indenture Amendment shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA pursuant to the Transportation Code.

(d) Representations and Warranties. On the Series B Closing Date, the representations and warranties herein of WTC, the Loan Trustee, the Subordination Agent and the Pass Through Trustees shall be correct as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been correct on and as of such earlier date), and, insofar as such representations and warranties concern WTC, the Loan Trustee, the Subordination Agent or any such Pass Through Trustee, such party shall have so certified to the Company.

(e) Certain Opinions and Certificates. The Company shall have received each opinion referred to in Sections 3.01(g) and 3.01(h), each such opinion addressed to the Company or accompanied by a letter from the counsel rendering such opinion authorizing the Company to rely on such opinion as if it were addressed to the Company, and the certificates referred to in Sections 3.01(d)(iv) and
3.01(j).

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(f) [Reserved.]

(g) No Proceedings. No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Series B Closing to set aside, restrain, enjoin or prevent the completion and consummation of this Amendment or the transactions contemplated hereby.

(h) No Other Party Liens, etc. The Company shall have received a certificate from WTC dated the Series B Closing Date, signed by an authorized officer of WTC, certifying for each Pass Through Trustee that no Other Party Liens attributable to it exist and further certifying as to the correctness of each of the matters stated in Section 5.01.

(i) Payment for Series B Equipment Notes. The Company shall have been paid by the Class B Trustee the aggregate original principal amount of the Series B Equipment Notes being issued to the Class B Trustee as set forth on Schedule I hereto opposite the name of the Class B Pass Through Trust.

(j) Satisfaction of Conditions under the Note Purchase Agreement and Other Agreements. The conditions set forth in Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series B Closing), Section 2.02 of the Original Participation Agreement and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series B Closing) to the issuance of Series B Equipment Notes shall have been complied with.

(k) Issuance of Related Series B Equipment Notes. Concurrently with the Series B Closing, the Company shall have issued “Series B Equipment Notes” constituting “Additional Series Equipment Notes” under all of the Related Indentures in effect immediately prior to the Series B Closing.

(l) Ratings Confirmation. The Company shall have obtained the Rating Agency Confirmation with respect to the Class AA Certificates and the Class A Certificates required by Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series B Closing) and the Ratings Confirmation with respect to the Class AA Certificates and the Class A Certificates required by Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series B Closing).

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 4.01. Representations and Warranties of the Company. The Company represents and warrants that:

(a) Organization; Authority; Qualification. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, is a Certificated Air Carrier, is a Citizen of the United States, has the corporate power and authority to own or hold under lease its properties and to enter into and perform its obligations under this Amendment, the First Indenture Amendment, the Series B Equipment Notes and the other Operative Documents to which it is a party and is duly qualified to do business as a foreign corporation in good standing in each other jurisdiction in which the failure to so qualify would have a material adverse effect on the consolidated financial condition of the Company and its subsidiaries, considered as a whole, and its jurisdiction of organization (as such term is used in Article 9 of the Uniform Commercial Code as in effect in the State of Delaware) is Delaware.

(b) Corporate Action and Authorization; No Violations. The execution, delivery and performance by the Company of this Amendment, the First Indenture Amendment, the Series B Equipment Notes and the other Operative Documents to which the Company is a party have been duly authorized by all necessary corporate action on the part of the Company, do not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of the Company, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation, judgment or order binding on the Company or the certificate of incorporation or by-laws of the Company or contravene or result in a breach of, or constitute a default under, or result in the creation of any Lien (other than as permitted under the Indenture) upon the property of the Company under, any material indenture, mortgage, contract or other agreement to which the Company is a party or by which it or any of its properties may be bound or affected.

(c) Governmental Approvals. Neither the execution and delivery by the Company of this Amendment, the First Indenture Amendment, the Series B Equipment Notes and the other Operative Documents to which it is a party, nor the consummation by the Company of any of the transactions contemplated hereby or thereby, requires the authorization, consent or approval of, the giving of notice to, the filing or registration with or the taking of any other action in respect of, the Department of Transportation, the FAA or any other federal or state governmental authority or agency, or the International Registry, except for (i) the registration of the issuance and sale of the Pass Through Certificates under the Securities Act and under the securities laws of any state or other jurisdiction in which the Pass Through Certificates may be offered for sale if the laws of

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such state or other jurisdiction require such action, (ii) the qualification of the Pass Through Trust Agreements under the Trust Indenture Act, (iii) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the Company’s ownership or use of the Aircraft required to be obtained on or prior to the Series B Closing Date, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are, or on the Series B Closing Date will be, in full force and effect, (iv) the filings and registrations referred to in Section 4.01(e) of the Original Participation Agreement and Section 4.01(e) hereof, (v) authorizations, consents, approvals, notices and filings required to be obtained, taken, given or made under securities or Blue Sky or similar laws of the various states and foreign jurisdictions, and (vi) consents, approvals, notices, registrations and other actions required to be obtained, given, made or taken only after the date hereof.

(d) Valid and Binding Agreements. This Amendment, the First Indenture Amendment, the Series B Equipment Notes and each other Operative Document to which the Company is a party have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity and except, in the case of the Indenture, as limited by applicable laws that may affect the remedies provided in the Indenture, which laws, however, do not make the remedies provided in the Indenture inadequate for the practical realization of the rights and benefits intended to be provided thereby.

(e) Filings and Recordation. Except for the filing for recordation pursuant to the Transportation Code of the First Indenture Amendment, no further filing or recording of any document is necessary under the laws of the United States or any state thereof as of the Series B Closing Date in order to establish and perfect the security interest in the Aircraft created under the Indenture in favor of the Loan Trustee as against the Company and any third parties in any applicable jurisdiction in the United States.

(f) Investment Company Act. The Company is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(g) Title. As of the Series B Closing Date, (i) the Company has good title to the Aircraft, free and clear of Liens other than Permitted Liens, (ii) the Aircraft has been duly certified by the FAA (subject only to the Company’s receipt of the applicable certificate from the FAA) as to type and airworthiness in accordance with the terms of the Indenture, (iii) the Original Indenture has been duly recorded (or duly filed for recordation) with the FAA pursuant to the Transportation Code, (iv) the First Indenture Amendment has been duly filed for recordation (or shall be in the process of being so

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duly filed for recordation) with the FAA pursuant to the Transportation Code, (v) the Aircraft is duly registered with the FAA in the name of the Company and (vi) the registration of the International Interests created under the Indenture with respect to the Aircraft has been effected (or is in the process of being effected) on the International Registry in accordance with the Cape Town Treaty.

(h) Section 1110. The Loan Trustee is entitled to the benefits of Section 1110 with respect to the Aircraft subject to the Lien of the Indenture on the Series B Closing Date.

(i) Security Interest. The Indenture creates in favor of the Loan Trustee, for the benefit of the Noteholders, the Indenture Indemnitees and the Related Indenture Indemnitees, a valid and perfected Lien on the Aircraft subject to the Lien of the Indenture on the Series B Closing Date, subject to no equal or prior Lien, except Permitted Liens. There are no Liens of record with the FAA on the Aircraft subject to the Lien of the Indenture on the Series B Closing Date other than the Lien of the Indenture. Other than (x) the International Interests (or Prospective International Interests) created under the Indenture and (y) any International Interests that appear on the International Registry as having been discharged, no International Interests (or Prospective International Interests) with respect to the Aircraft have been registered on the International Registry as of the Series B Closing Date.

(j) No Prior Amendments or Supplements. Except for the documents described in Section 3.01(c) of this Amendment, there have been no amendments or supplements to the documents referred to in Section 3.01(c) of the Original Participation Agreement.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

OF WTC

Section 5.01. Representations, Warranties and Covenants of WTC. WTC, generally, and each of the Loan Trustee, the Subordination Agent and the Pass Through Trustee as it relates to it, represents, warrants and covenants that:

(a) Organization; Authority. WTC is a Delaware trust company duly organized and validly existing in good standing under the laws of the State of Delaware, holds a valid certificate to do business as a Delaware trust company, is eligible to be the Loan Trustee under Section 8.01(a) of the Indenture, will promptly comply with Section 8.01(a) of the Indenture and has full power, authority and legal right to enter into and perform its obligations under this Amendment, the First Indenture Amendment, the Series B Equipment Notes, each of the other Operative Documents and each of the Pass

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Through Documents to which WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party and, in its capacity as Loan Trustee and Class B Trustee, respectively, to authenticate the Series B Equipment Notes and the Class B Certificates, respectively. WTC is qualified to act as Loan Trustee under Section 8.01(c) of the Indenture. WTC is a Citizen of the United States (without the use of a voting trust agreement), and will resign as the Loan Trustee under the Indenture promptly after it obtains actual knowledge that it has ceased to be such a Citizen of the United States.

(b) Due Authorization; No Violations. The execution, delivery and performance by WTC, individually or in its capacity as Loan Trustee, Subordination Agent or Pass Through Trustee, as the case may be, of this Amendment, the First Indenture Amendment, the Series B Equipment Notes, each of the other Operative Documents and each of the Pass Through Documents to which WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party, the performance by WTC, individually or in its capacity as Loan Trustee, Subordination Agent or Pass Through Trustee, as the case may be, of its obligations hereunder or thereunder and the consummation on the Series B Closing Date of the transactions contemplated hereby or thereby, and the authentication of the Series B Equipment Notes and the Class B Certificates to be delivered on the Series B Closing Date: (i) have been duly authorized by all necessary action on the part of WTC, the Loan Trustee, the Subordination Agent and each Pass Through Trustee, as the case may be, (ii) do not violate any law or regulation of the United States or of the state of the United States in which WTC is located and which governs the trust powers of WTC or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee or any of their assets, (iii) will not violate any provision of the charter or by-laws of WTC and (iv) will not violate any provision of, or constitute a default under, any mortgage, indenture, contract, agreement or undertaking to which any of WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party or by which any of them or their respective properties may be bound or affected.

(c) Approvals. Neither the execution and delivery by WTC, individually or in its capacity as Loan Trustee, Subordination Agent or Pass Through Trustee, as the case may be, of this Amendment, the First Indenture Amendment, the Series B Equipment Notes, any other Operative Document or any Pass Through Document to which WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party, nor the consummation by WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee of any of the transactions contemplated hereby or thereby, requires the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, (i) any governmental authority or agency of the United States or the state of the United States where WTC is located and regulating the trust powers of WTC, or (ii) any trustee or other holder of any debt of WTC.

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(d) Valid and Binding Agreements. This Amendment, the First Indenture Amendment, the Series B Equipment Notes, each other Operative Document and each Pass Through Document to which WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee is a party have been duly executed and delivered by WTC, individually and in its capacity as Loan Trustee, Subordination Agent or Pass Through Trustee, as the case may be, and constitute the legal, valid and binding obligations of WTC, the Loan Trustee, the Subordination Agent and each Pass Through Trustee, to the extent it is a party thereto, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

(e) No Loan Trustee Liens or Other Party Liens. It unconditionally agrees with and for the benefit of the parties to this Amendment that it will not directly or indirectly create, incur, assume or suffer to exist any Loan Trustee Lien or Other Party Lien attributable to it, and it agrees that it will, at its own cost and expense, promptly take such action as may be necessary to discharge and satisfy in full any such Lien.

(f) Intercreditor Agreement. The Series B Equipment Notes to be issued to the Subordination Agent pursuant hereto are being acquired by it to be held under the Intercreditor Agreement.

(g) Funds Transfer Fees. Each of WTC, the Loan Trustee, the Subordination Agent and each Pass Through Trustee agrees that it will not impose any lifting charge, cable charge, remittance charge or any other charge or fee on any transfer by the Company of funds to, through or by WTC, the Loan Trustee, the Subordination Agent or such Pass Through Trustee pursuant to this Amendment, the First Indenture Amendment, the Series B Equipment Notes, any other Operative Document or any Pass Through Document, except as may be otherwise agreed to in writing by the Company.

(h) Confidentiality. Each of WTC, the Loan Trustee, the Subordination Agent and any Pass Through Trustee agrees to be bound by the terms of Section 10.16 of the Indenture.

(i) Certain Tax Matters. There are no Taxes payable by WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee imposed by the State of Delaware or any political subdivision or taxing authority thereof, in connection with the execution, delivery or performance by WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee of this Amendment, the First Indenture Amendment, the Series B Equipment Notes, any Operative Document or any Pass Through Document (other than franchise or other taxes based on or measured by any fees or compensation

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received by any such Person for services rendered in connection with the transactions contemplated by this Amendment, the First Indenture Amendment, the Series B Equipment Notes, the other Operative Documents or the Pass Through Documents), and there are no Taxes payable by any Pass Through Trustee imposed by the State of Delaware or any political subdivision thereof in connection with the acquisition, possession or ownership by such Pass Through Trustee of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by such Pass Through Trustee for services rendered in connection with the transactions contemplated by this Amendment, the First Indenture Amendment, the Series B Equipment Notes, the other Operative Documents or the Pass Through Documents) and, assuming that the Pass Through Trusts will not be taxable for Federal income tax purposes as corporations, but, rather, will be characterized for such purposes as grantor trusts or partnerships, the Pass Through Trusts will not be subject to any Taxes imposed by the State of Delaware or any political subdivision thereof.

(j) Limitation on Situs of Activities. Except with the consent of the Company, which shall not be unreasonably withheld, WTC will act as Pass Through Trustee, Subordination Agent and Loan Trustee solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states.

(k) No Proceedings. There are no pending or, to its knowledge, threatened actions or proceedings against WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of WTC, the Loan Trustee, the Subordination Agent or any Pass Through Trustee to perform its obligations under this Amendment, the First Indenture Amendment, the Series B Equipment Notes, any other Operative Document or any Pass Through Document.

(l) Other Representations. The representations and warranties contained in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of each Trust Supplement are true, complete and correct as of the Series B Closing Date.

ARTICLE VI

FEES AND EXPENSES

Section 6.01. Fees and Expenses. The Company agrees promptly to pay (without duplication of any other obligation the Company may have to pay such amounts) (1) the initial and annual fees and (to the extent the Loan Trustee is entitled to be reimbursed for its reasonable expenses) the reasonable expenses of the Loan Trustee in connection with the transactions contemplated hereby and (2) the following expenses incurred by the

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Loan Trustee, the Subordination Agent and the Pass Through Trustees in connection with the negotiation, preparation, execution and delivery of this Amendment, the First Indenture Amendment and the other documents or instruments referred to herein or therein:

(a) the reasonable fees, expenses and disbursements of (i) Morris James LLP, special counsel for the Loan Trustee, the Subordination Agent and the Pass Through Trustees and (ii) Daugherty, Fowler, Peregrin, Haught & Jenson, a Professional Corporation, special FAA counsel in Oklahoma City, Oklahoma, in each case to the extent actually incurred; and

(b) all reasonable expenses actually incurred in connection with printing and document production or reproduction expenses.

ARTICLE VII

MISCELLANEOUS

Section 7.01. Effective Time. The amendments to the Original Participation Agreement contemplated hereby and the agreements set forth herein shall be effective as of the time of the Series B Closing. Effective as of the time of the Series B Closing, WTC, as Class B Trustee, and WTC, as Subordination Agent and Noteholder of the Series B Equipment Notes, each shall be deemed to be a party to the Participation Agreement and shall have all of the rights and obligations of a “Pass Through Trustee”, a “Noteholder”, an “Indemnitee” and “Indenture Indemnitee”, as applicable, under the Participation Agreement and the other Operative Documents.

Section 7.02. Ratification and Agreements; Direction. Except as expressly amended hereby, the Original Participation Agreement shall remain in full force and effect, and this Amendment shall be construed as supplemental to the Participation Agreement and shall form a part thereof. For the avoidance of doubt, the parties hereto agree that from and after the date hereof the Series B Equipment Notes referred to herein shall constitute “Series B Equipment Notes” and “Equipment Notes”, the Class B Certificates referred to herein shall constitute “Class B Certificates” and “Pass Through Certificates”, the Class B Pass Through Trust referred to herein shall constitute the “Class B Pass Through Trust” and a “Pass Through Trust” and the Class B Trustee referred to herein shall constitute the “Class B Trustee” and a “Pass Through Trustee”, in each case for all purposes of the Participation Agreement, the Indenture and the other Operative Documents. The Subordination Agent, as record holder of the Equipment Notes, hereby authorizes, empowers and instructs the Loan Trustee to enter into, execute, deliver and perform its obligations under this Amendment and the First Indenture Amendment, and each other document, instrument or writing as may be contemplated by, or necessary or convenient in connection with, any of the foregoing.

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[Reg. No.]

Section 7.03. Survival of Representations, Warranties, Covenants and Agreements. Except as otherwise provided for herein, the representations, warranties, covenants and agreements of the Company, WTC, the Loan Trustee, the Subordination Agent, each Pass Through Trustee and the Noteholders provided for in this Amendment, and each of their obligations hereunder, shall survive the making of the loans, any return of the Aircraft, the transfer of any interest by any Noteholder of its Equipment Note and the expiration or termination (to the extent arising out of acts or events occurring prior to such expiration) of this Amendment, the First Indenture Amendment or any other Operative Document.

Section 7.04. Governing Law. THIS AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 7.05. Severability. To the extent permitted by applicable law, any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.06. No Oral Modifications or Continuing Waivers; Consents. Subject to Section 9.03 of the Indenture, no terms or provisions of this Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought; provided that no such change, waiver, discharge or termination shall be effective unless a signed copy thereof is delivered to the Loan Trustee.

Section 7.07. Effect of Headings and Table of Contents. The headings of the various Articles and Sections herein and in the Table of Contents are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 7.08. Successors and Assigns. All covenants, agreements, representations and warranties in this Amendment by the Company, by WTC, individually or as Loan Trustee, Subordination Agent or Pass Through Trustee, or by any Noteholder, shall bind and inure to the benefit of and be enforceable by the Company, and subject to the terms of Section 6.02(e) of the Original Participation Agreement, its successors and permitted assigns, each Pass Through Trustee and any successor or other trustee under the Pass Through Trust Agreement to which it is a party, the Subordination Agent and its successor under the Intercreditor Agreement and the Loan Trustee and its successor under the Indenture, whether so expressed or not.

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First Amendment to Participation Agreement

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[Reg. No.]

Section 7.09. Benefits of Agreement. Nothing in this Amendment, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amendment, except as provided expressly herein.

Section 7.10. Counterparts. This Amendment may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Amendment including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Amendment, but all of such counterparts shall together constitute one instrument.

Section 7.11. Submission to Jurisdiction. Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Amendment, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

[Signature Pages Follow.]

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First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

AMERICAN AIRLINES, INC.

By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Pass Through Trustee under each of the Pass Through Trust Agreements

By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Subordination Agent

By:
Name:
Title:

Signature Page

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

WILMINGTON TRUST COMPANY, as Loan Trustee

By:
Name:
Title:

WILMINGTON TRUST COMPANY, in its individual capacity solely as expressly set forth herein

By:
Name:
Title:

Signature Page

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE I

AMENDED SCHEDULE II

to PARTICIPATION AGREEMENT

EQUIPMENT NOTES,

PURCHASERS AND ORIGINAL PRINCIPAL AMOUNTS

Purchaser	Description of Equipment Notes	Maturity	Interest Rate	Original Principal Amount
American Airlines Pass Through Trust 2016-3AA	Series 2016-3AA [Reg. No.] Equipment Note[s]	October 15, 2028	3.00%	$	[	●]
American Airlines Pass Through Trust 2016-3A	Series 2016-3A [Reg. No.] Equipment Note[s]	October 15, 2028	3.25%	$	[	●]
American Airlines Pass Through Trust 2016-3B	Series 2016-3B [Reg. No.] Equipment Note[s]	October 15, 2025	3.75%	$	[	●]

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE II

AMENDED SCHEDULE III

to PARTICIPATION AGREEMENT

TRUST SUPPLEMENTS

Trust Supplement No. 2016-3AA, dated as of the Class AA/A Issuance Date, between the Company and the Pass Through Trustee in respect of American Airlines Pass Through Trust 2016-3AA.

Trust Supplement No. 2016-3A, dated as of the Class AA/A Issuance Date, between the Company and the Pass Through Trustee in respect of American Airlines Pass Through Trust 2016-3A.

Trust Supplement No. 2016-3B, dated as of the Class B Issuance Date, between the Company and the Pass Through Trustee in respect of American Airlines Pass Through Trust 2016-3B.

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

EXHIBIT A to

FIRST AMENDMENT TO

PARTICIPATION AGREEMENT

FORM OF FIRST INDENTURE AMENDMENT

[Attached.]

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

FORM

FIRST AMENDMENT TO

INDENTURE AND SECURITY AGREEMENT

([Reg. No.])

Dated as of October 4, 2017

between

AMERICAN AIRLINES, INC.

and

WILMINGTON TRUST COMPANY,

as Loan Trustee

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

FIRST AMENDMENT TO

INDENTURE AND SECURITY AGREEMENT

([Reg. No.])

This FIRST AMENDMENT TO INDENTURE AND SECURITY AGREEMENT ([Reg. No.]) (this “First Indenture Amendment”), dated as of October 4, 2017, is made by and between AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), and WILMINGTON TRUST COMPANY, a Delaware trust company, not in its individual capacity, except as expressly stated herein, but solely as Loan Trustee hereunder (together with its permitted successors hereunder, the “Loan Trustee”).

W I T N E S S E T H:

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Indenture referred to below;

WHEREAS, on the Closing Date, which occurred on                              , 201[    ]1, the Company and the Loan Trustee entered into that certain Indenture and Security Agreement ([Reg. No.]), dated as of                              , 201[    ]2, as supplemented by Indenture Supplement ([Reg. No.]) No. 1 thereto, dated                              , 201[    ]3, which was recorded by the FAA on                              , 201[    ]4, [but not yet recorded]5[and assigned Conveyance No.                     ]6 (the “Original Indenture”), pursuant to which, among other things, the Company issued to the Subordination Agent the Series AA Equipment Notes and the Series A Equipment Notes, in each case in the applicable original principal amount, having the applicable maturity and bearing interest at the applicable Debt Rate as specified on Schedule I to the Original Indenture;

WHEREAS, in connection with the Original Indenture, the Company, the Class AA Trustee, the Class A Trustee, the Subordination Agent, the Loan Trustee and WTC in its individual capacity, entered into that certain Participation Agreement ([Reg. No.]),

[1]	To insert the relevant Closing Date for the Aircraft.
[2]	To insert the relevant Closing Date for the Aircraft.
[3]	To insert the relevant Closing Date for the Aircraft.
[4]	To insert the relevant Closing Date for the Aircraft.
[5]	To be included if recordation data is not available on the Class B Closing Date
[6]	To be included and completed with info if recordation data is available on the Class B Closing Date.

2

First Amendment to

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[Reg. No.]

dated as of                              , 201[    ]7 (the “Original Participation Agreement”), providing for the issuance by the Company of the Series AA Equipment Notes and the Series A Equipment Notes secured by a security interest in the Company’s right, title and interest in and to the Aircraft and certain other property described in the Original Indenture;

WHEREAS, Section 2.02 of the Original Indenture provides that, subject to compliance with the conditions set forth in Section 4(a)(v) of the Original Note Purchase Agreement (as in effect immediately prior to the Series B Closing (as defined in the First PA Amendment referred to below)), Section 2.02 of the Original Participation Agreement and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series B Closing), the Company shall have the option to issue Additional Series Equipment Notes at any time and from time to time;

WHEREAS, the Company now desires to issue Additional Series Equipment Notes designated as “Series B Equipment Notes” (such Equipment Notes, the “Series B Equipment Notes”), which Series B Equipment Notes are to be secured by a security interest in all right, title and interest of the Company in and to the Aircraft and certain other property described in the Indenture;

WHEREAS, concurrently with the execution and delivery of this First Indenture Amendment, the Company, WTC, as Class AA Trustee, Class A Trustee and Class B Trustee (as defined in the First PA Amendment referred to below), the Subordination Agent and the Loan Trustee, and WTC, in its individual capacity, entered into that certain First Amendment to Participation Agreement ([Reg. No.]), dated as of the date hereof (the “First PA Amendment”), pursuant to which, among other things, Series B Equipment Notes specified in Schedule I to the Indenture and substantially in the form set forth in Section 2.01 of the Indenture will be issued to the Subordination Agent;

WHEREAS, in connection with such issuance of the Series B Equipment Notes and other transactions contemplated by the First PA Amendment, the Company and the Loan Trustee desire to amend the Original Indenture to provide for the Company’s issuance of Series B Equipment Notes on the terms provided herein and therein;

WHEREAS, all things have been done to make the Series B Equipment Notes, when executed by the Company and authenticated and delivered by the Loan Trustee, the valid, binding and enforceable obligations of the Company; and

WHEREAS, all things necessary to make this First Indenture Amendment a legal, valid and binding obligation of the Company have been done and performed and have occurred;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

[7]	To insert the relevant Closing Date for the Aircraft.

3

First Amendment to

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(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

ARTICLE I

Section 1.01 Issuance of Series B Equipment Notes. The Series B Equipment Notes being issued pursuant to the Original Indenture, as amended by this First Indenture Amendment, shall be dated the date of issuance thereof, and shall be issued with the maturity date and in the original principal amount, and shall bear interest at the applicable Debt Rate, in each case as specified in Schedule I to the Original Indenture, as such Schedule I is amended by this First Indenture Amendment. On the date hereof, each Series B Equipment Note shall be issued to the Subordination Agent on behalf of the Class B Pass Through Trust created under the Pass Through Trust Agreement related thereto.

Section 1.02 Series B Equipment Notes Related Provisions. For the avoidance of doubt, the parties hereto agree that from and after the date hereof the Series B Equipment Notes being issued as provided herein shall constitute “Series B Equipment Notes” and be included in “Equipment Notes” for all purposes of the Indenture and the other Operative Documents.

Section 1.03 Definitional Provisions.

(a) For purposes of this First Indenture Amendment, (i) the term “Indenture” means the Original Indenture as amended by this First Indenture Amendment and (ii) the term “Participation Agreement” means the Original Participation Agreement as amended by the First PA Amendment.

(b) All references in this First Indenture Amendment to designated “Articles”, “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision of this First Indenture Amendment, unless otherwise specifically stated.

(c) The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this First Indenture Amendment as a whole and not to any particular Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(d) Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.

(e) All references in this First Indenture Amendment to a Person shall include successors and permitted assigns of such Person.

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(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

ARTICLE II

Section 2.01 Amendments to Granting Clause and Sections 3.07 and 10.01. The Granting Clause, Section 3.07 and Section 10.01 of the Original Indenture are hereby amended by replacing the phrase “subclause (ix) of clause “third” of Section 3.03” appearing therein with the phrase “subclause (xi) of clause “third” of Section 3.03”.

Section 2.02 Amendment to Section 2.01. Section 2.01 of the Original Indenture is hereby amended as follows:

(a) The paragraph beginning with “The indebtedness evidenced by this Equipment Note” is deleted in its entirety and replaced with the following:

“The indebtedness evidenced by this Equipment Note is[,]8 [(i) to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of [Series AA Equipment Notes]9[Series AA Equipment Notes and Series A Equipment Notes]10 [Series AA Equipment Notes, Series A Equipment Notes and Series B Equipment Notes]11, and certain other Secured Obligations, and (ii)]12 to the extent and in the manner provided in each Related Indenture, subordinate and subject in right of payment to the prior payment in full under such Related Indenture of the “Secured Obligations” in respect of the “Equipment Notes” issued under such Related Indenture, and this Equipment Note is issued subject to such provisions. The Noteholder of this Equipment Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as appropriate, on such Noteholder’s behalf to take any action necessary or appropriate to effectuate the subordination as provided in this Indenture or the applicable Related Indenture and (c) appoints the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as appropriate, as such Noteholder’s attorney-in-fact for such purpose.”

Section 2.03 Amendment to Section 2.02. Section 2.02 of the Original Indenture is hereby amended as follows:

[8]	To be inserted in the case of a Series AA Equipment Note.
[9]	To be inserted in the case of a Series A Equipment Note.
[10]	To be inserted in the case of a Series B Equipment Note.
[11]	To be inserted in the case of an Additional Series Equipment Note
[12]	To be inserted in the case of a Series A Equipment Note, a Series B Equipment Note or an Additional Series Equipment Note.

5

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(a) The first paragraph is deleted in its entirety and replaced with the following:

“Section 2.02. Issuance and Terms of Equipment Notes. The Equipment Notes shall be dated the date of issuance thereof, shall be issued in (a) separate Series consisting of Series AA Equipment Notes, Series A Equipment Notes, Series B Equipment Notes and Additional Series Equipment Notes (if issued) (if more than one series of Additional Series Equipment Notes are so issued whether at the same or different times, each such series shall have a different designation such as, for example, “Series C” and “Series D”) and (b) the maturities and original principal amounts and shall bear interest at the applicable Debt Rates specified in Schedule I hereto (as, in the case of any Equipment Notes issued after the Closing Date, such Schedule I may be amended in connection with such issuance). On the date of original issuance thereof, each Series AA Equipment Note, Series A Equipment Note, Series B Equipment Note and Additional Series Equipment Note (if issued) shall be issued to the Subordination Agent on behalf of each of the Pass Through Trustees for the applicable Pass Through Trust created under the Pass Through Trust Agreements referred to in Schedule II. Subject to compliance with the conditions set forth in Section 4(a)(v) of the Note Purchase Agreement, Section 2.02 of the Participation Agreement and Section 8.01(d) of the Intercreditor Agreement, the Company shall have the option to issue Additional Series Equipment Notes at any time and from time to time. In addition, if all of the Series A Equipment Notes, Series B Equipment Notes or any Series of Additional Equipment Notes (in each case, whether issued on or after the Closing Date) shall have been redeemed pursuant to Section 2.11(b) or repaid in full, the Company shall, subject to compliance with the conditions set forth in Section 4(a)(v) of the Note Purchase Agreement, Section 2.02 of the Participation Agreement and Section 8.01(c) of the Intercreditor Agreement, have the option to issue new Series A Equipment Notes, Series B Equipment Notes or Additional Series Equipment Notes with the same Series designation as, but with terms that may be the same as or different from those of, the redeemed or repaid Series A Equipment Notes, Series B Equipment Notes or Additional Series Equipment Notes. Without limitation of the foregoing, new Series A Equipment Notes, new Series B Equipment Notes and, if any Additional Series Equipment Notes shall have been issued hereunder, new Additional Series Equipment Notes may be issued pursuant to the provisions of Section 2.11(b). The Equipment Notes shall be issued in registered form only. The Equipment Notes shall be issued in denominations of $1,000 and integral multiples thereof, except that one Equipment Note of each Series may be in an amount that is not an integral multiple of $1,000.”

(b) The second paragraph is deleted in its entirety and replaced with the following:

6

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

“Each Equipment Note shall bear interest at the Debt Rate specified for such Series calculated on the basis of a year of 360 days comprised of twelve 30-day months, payable in arrears on each Payment Date on the unpaid principal amount thereof from time to time outstanding from the most recent Payment Date to which interest has been paid or duly provided for (or, if no interest has been so paid or provided for, from the date of issuance of such Equipment Note) until such principal amount is paid in full, as further provided in the form of Equipment Note set forth in Section 2.01. The principal amount of each Series AA Equipment Note, each Series A Equipment Note, each Series B Equipment Note and each Additional Series Equipment Note (if issued) shall be payable in installments or in a single payment on the Payment Dates set forth in Schedule I to such Equipment Note, each such installment, if any, to be in an amount computed by multiplying the original principal amount of such Equipment Note by the corresponding percentage set forth in Schedule I hereto (as, in the case of any Equipment Notes issued after the Closing Date, such Schedule I may be amended in connection with such issuance) applicable to such Series, the applicable portion of which shall be attached as Schedule I to such Equipment Note, opposite the Payment Date on which such installment is due. Each Additional Series Equipment Note, if issued, shall be payable in installments or in a single payment as set forth in an amendment to this Indenture, and if payable in installments, such installments shall be calculated as set forth in the preceding sentence. Notwithstanding the foregoing, the final payment made under each Equipment Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, such Equipment Note. Each Equipment Note shall bear interest, payable on demand, at the Past Due Rate (and not at the Debt Rate) (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any principal amount and (to the extent permitted by applicable law) Make-Whole Amount, if any, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue under an Equipment Note if not paid in the manner provided therein or in this Indenture when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment hereunder or under any Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date, and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date.”

7

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Section 2.04 Amendment to Section 2.11. Section 2.11(b) of the Original Indenture is hereby amended by deleting it in its entirety and replacing it with the following:

“(b) All of the Series A Equipment Notes, all of the Series B Equipment Notes or all of any series of Additional Series Equipment Notes (or any combination of the foregoing) may be redeemed by the Company upon at least 15 days’ revocable prior written notice to the Loan Trustee and the Noteholders of each Series to be redeemed, and such Series of Equipment Notes being redeemed pursuant to this Section 2.11(b) shall be redeemed in whole at a redemption price equal to 100% of the unpaid principal amount thereof, together with accrued and unpaid interest thereon to (but excluding) the date of redemption and all other Secured Obligations owed or then due and payable to the Noteholders of such Series, plus Make-Whole Amount, if any; provided that:

(i) no redemption shall be permitted under this Section 2.11(b) unless, simultaneously with such redemption, the Related Series A Equipment Notes (in the case of redemption hereunder of Series A Equipment Notes), the Related Series B Equipment Notes (in the case of redemption hereunder of Series B Equipment Notes) or the Related Additional Series Equipment Notes in respect of the Additional Series Equipment Notes being redeemed (in the case of redemption hereunder of any series of Additional Series Equipment Notes), as the case may be, shall also be redeemed; and

(ii) if, simultaneously with such redemption, new Series A Equipment Notes (in the case of redemption hereunder of Series A Equipment Notes), new Series B Equipment Notes (in the case of redemption hereunder of Series B Equipment Notes) or a new series of Additional Series Equipment Notes of the same series designation as the Additional Series Equipment Notes being redeemed (in the case of redemption hereunder of a series of Additional Series Equipment Notes), which, in any such case, may have terms that may be the same as or different from those of the redeemed Equipment Notes, are being issued, such new Equipment Notes shall be issued in accordance with Section 2.02 of the Participation Agreement, Section 4(a)(v) of the Note Purchase Agreement and Section 8.01(c) of the Intercreditor Agreement.”

Section 2.05 Amendment to Section 2.13. Section 2.13(a) of the Original Indenture is hereby amended by deleting it in its entirety and replacing it with the following:

“Section 2.13. Subordination. (a) The indebtedness evidenced by the Series A Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full

8

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

of the Secured Obligations in respect of the Series AA Equipment Notes, and the Series A Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series B Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series AA Equipment Notes and the Series A Equipment Notes, and the Series B Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series of Additional Series Equipment Notes ranked most senior in priority of payment among all Series of Additional Series Equipment Notes, if issued, will be, to the extent and in the manner provided in this Indenture (as this Indenture may be amended in connection with any such issuance of such most senior Series of Additional Series Equipment Notes), subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series AA Equipment Notes, the Series A Equipment Notes and the Series B Equipment Notes, and any such most senior Series of Additional Series Equipment Notes, if issued, shall be issued subject to such provisions. The indebtedness evidenced by any Additional Series Equipment Notes (other than the Series of Additional Series Equipment Notes ranked most senior in priority of payment among all Series of Additional Series Equipment Notes), if issued, will be, to the extent and in the manner provided in this Indenture (as this Indenture may be amended in connection with any such issuance of such Additional Series Equipment Notes), subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series AA Equipment Notes, the Series A Equipment Notes, the Series B Equipment Notes and each Series of Additional Series Equipment Notes that rank senior in priority of payment to such Additional Series Equipment Notes, and any such Additional Series Equipment Notes, if issued, shall be issued subject to such provisions. The indebtedness evidenced by the Series AA Equipment Notes, the Series A Equipment Notes and the Series B Equipment Notes is, and the indebtedness evidenced by any Additional Series Equipment Notes, if issued, will be, to the extent and in the manner provided in each Related Indenture, subordinate and subject in right of payment to the prior payment in full under such Related Indenture of the “Secured Obligations” in respect of the “Equipment Notes” issued under such Related Indenture, and the Series AA Equipment Notes, the Series A Equipment Notes and the Series B Equipment Notes are, and any Additional Series Equipment Notes shall be, issued subject to such provisions. By acceptance of its Equipment Notes of any Series, each Noteholder of such Series (i) agrees to and shall be bound by such provisions, (ii) authorizes and directs the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as applicable, on such Noteholder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Indenture and the applicable Related Indenture, and (iii) appoints the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as applicable, as such Noteholder’s attorney in fact for such purpose.”

9

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Section 2.06 Amendment to Section 2.14. Section 2.14 of the Original Indenture is hereby amended as follows:

(a) Section 2.14(a) is deleted it in its entirety and replaced with the following:

“(a) an amount or amounts equal to the fees payable to the Liquidity Providers under Section 2.03 of each Liquidity Facility and the Fee Letter (as defined in the Intercreditor Agreement) related thereto (or similar provisions of any Replacement Liquidity Facility therefor and any related fee letter), multiplied by a fraction, the numerator of which shall be the sum of the then outstanding aggregate principal amount of the Series AA Equipment Notes, the Series A Equipment Notes and the Series B Equipment Notes and the denominator of which shall be the sum of the then outstanding aggregate principal amount of all “Series AA Equipment Notes”, “Series A Equipment Notes” and “Series B Equipment Notes” (each as defined in the Note Purchase Agreement) with respect to all of the “Indentures” (as defined in the Note Purchase Agreement);”

(b) Section 2.14(e) is deleted it in its entirety and replaced with the following:

“(e) if any payment default shall have occurred and be continuing with respect to interest on any “Series AA Equipment Notes”, “Series A Equipment Notes” or “Series B Equipment Notes” (each as defined in the Note Purchase Agreement), (x) the excess, if any, of (1) the amount equal to the sum of interest on any Unpaid Advance (other than a Special Termination Advance), Applied Provider Advance or Applied Special Termination Advance payable under Section 3.07 of each Liquidity Facility (or similar provisions of any Replacement Liquidity Facility therefor) plus any other amounts payable in respect of such Unpaid Advance, Applied Provider Advance or Applied Special Termination Advance under Section 3.01, Section 3.03 or Section 3.09 of each Liquidity Facility (or similar provisions of any Replacement Liquidity Facility therefor) under which such Unpaid Advance, Applied Provider Advance or Applied Special Termination Advance was made over (2) the sum of Investment Earnings from any Final Advance plus any amount of interest at the Past Due Rate actually payable (whether or not in fact paid) by the Company in respect of the overdue scheduled interest on the “Series AA Equipment Notes”, “Series A Equipment Notes” and “Series B Equipment Notes” (each as defined in the Note Purchase Agreement) in respect of which such Unpaid Advance, Applied Provider Advance or Applied Special Termination Advance was made, multiplied by (y) a fraction, the numerator of which shall be the then aggregate overdue amounts of interest on the Series AA Equipment Notes, Series A Equipment Notes and Series B

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First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Equipment Notes (other than interest becoming due and payable solely as a result of acceleration of any such Equipment Notes) and the denominator of which shall be the then aggregate overdue amounts of interest on all “Series AA Equipment Notes”, “Series A Equipment Notes” and “Series B Equipment Notes” (each as defined in the Note Purchase Agreement) with respect to all of the “Indentures” (as defined in the Note Purchase Agreement) (other than interest becoming due and payable solely as a result of acceleration of any such “Equipment Notes”);”

Section 2.07 Amendment to Section 3.01. Section 3.01 of the Original Indenture is hereby amended by deleting clauses “third” and “fourth” in their entirety and replacing them with the following:

“third, after giving effect to clause “second” above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series B Equipment Notes shall be distributed to the Noteholders of Series B Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series B Equipment Note bears to the aggregate amount of the payments then due under all Series B Equipment Notes;

fourth, after giving effect to clause “third” above (if any Additional Series Equipment Notes of a specified series shall have been issued hereunder and except as this clause “fourth” may be modified pursuant to clause (xv) of Section 9.01 in connection with any issuance or redemption and issuance from time to time of Additional Series Equipment Notes of one or more series), so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Additional Series Equipment Notes of such series shall be distributed to the Noteholders of Additional Series Equipment Notes of such series ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Additional Series Equipment Note of such series bears to the aggregate amount of the payments then due under all Additional Series Equipment Notes of such series; and

fifth, the balance, if any, of such installment remaining thereafter shall be distributed to the Company.”

11

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Section 2.08 Amendment to Section 3.02. Section 3.02 of the Original Indenture is hereby amended by deleting clauses “second” and “third” in their entirety and replacing them with the following:

“second, after giving effect to clause “first” above:

(i) so much of such payments remaining as shall be required to pay the amounts specified in subclause (i) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of the Series AA Equipment Notes;

(ii) after giving effect to subclause (i) above, so much of such payments remaining as shall be required to pay the amounts specified in subclause (ii) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of the Series A Equipment Notes;

(iii) after giving effect to subclause (ii) above, so much of such payments remaining as shall be required to pay the amounts specified in subclause (iii) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of the Series B Equipment Notes; and

(iv) after giving effect to subclause (iii) above (if any Additional Series Equipment Notes of a specified series shall have been issued hereunder and except as this subclause (iv) may be modified pursuant to clause (xv) of Section 9.01 in connection with the original issuance or subsequent redemption and issuance from time to time of Additional Series Equipment Notes), so much of such payments remaining as shall be required to pay the amounts specified in subclause (iv) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of such Additional Series Equipment Notes of such series;

third, after giving effect to clause “second” above, so much of such payments remaining as shall be required to pay the amounts as provided in clause “third” of Section 3.03 in respect of Related Secured Obligations under each Defaulted Operative Indenture other than subclause (xi) of clause “third” of Section 3.03; and”

Section 2.09 Amendment to Section 3.03. Section 3.03 of the Original Indenture is hereby amended as follows:

(a) Subclauses (iii) through (ix) of clause “third” are deleted in its entirety and replaced with the following:

12

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

“(iii) after giving effect to subclause (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series B Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series B Equipment Notes to the date of distribution, shall be distributed to the Noteholders of Series B Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the aggregate unpaid principal amount of all Series B Equipment Notes held by each holder thereof plus the accrued but unpaid interest and other amounts due in respect thereof hereunder or thereunder to the date of distribution bears to (y) the aggregate unpaid principal amount of all Series B Equipment Notes held by all holders thereof plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

(iv) after giving effect to subclause (iii) above (if any Additional Series Equipment Notes of a specified series shall have been issued hereunder and except as this subclause (iv) may be modified pursuant to clause (xv) of Section 9.01 in connection with the original issuance or subsequent redemption and issuance from time to time of Additional Series Equipment Notes in one or more series), so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Additional Series Equipment Notes of such series, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of such Additional Series Equipment Notes to the date of distribution, shall be distributed to the Noteholders of Additional Series Equipment Notes of such series, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the aggregate unpaid principal amount of all Additional Series Equipment Notes of such series held by each holder thereof plus the accrued but unpaid interest and other amounts due in respect thereof hereunder or thereunder to the date of distribution bears to (y) the aggregate unpaid principal amount of all Additional Series Equipment Notes of such series held by all holders thereof plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

(v) after giving effect to subclause (iv) above, so much of such payments or amounts remaining as shall be required to pay in full the amounts then due and covered by clause “first” of Section 3.03 of each Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in accordance with the priorities and prorations in such clause “first”;

13

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(vi) after giving effect to subclause (v) above, so much of such payments or amounts remaining as shall be required to pay in full the amounts then due and covered by clause “second” of Section 3.03 of each Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in accordance with the priorities and prorations in such clause “second”;

(vii) after giving effect to subclause (vi) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Series AA Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series AA Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series AA Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series AA Equipment Notes issued under all Defaulted Operative Indentures;

(viii) after giving effect to subclause (vii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Series A Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series A Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series A Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series A Equipment Notes issued under all Defaulted Operative Indentures;

14

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(ix) after giving effect to subclause (viii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Series B Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series B Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series B Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series B Equipment Notes issued under all Defaulted Operative Indentures;

(x) after giving effect to subclause (ix) above (if any Related Additional Series Equipment Notes of a specified series shall have been issued under any Related Indenture and except as this subclause (x) may be modified pursuant to clause (xv) of Section 9.01 in connection with the original issuance or subsequent redemption and issuance from time to time of Related Additional Series Equipment Notes in one or more series), so much of such payments or amounts remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Additional Series Equipment Notes of such series, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Additional Series Equipment Notes of such series are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Additional Series Equipment Notes of such series issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Additional Series Equipment Notes of such series issued under all Defaulted Operative Indentures; and

(xi) after giving effect to subclause (x) above, if any Related Equipment Note is outstanding, any of such payments or amounts remaining and any invested Permitted Investments shall be held by the Loan Trustee in an Eligible Account in accordance with the provisions of Section 3.07 (and invested as provided in Section 5.06) as additional security for the Related Secured

15

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Obligations, and such amounts (and any investment earnings thereon) shall be distributed from time to time in accordance with the foregoing provisions of this clause “third” as and to the extent any such Related Secured Obligation shall at any time and from time to time become due and remain unpaid after the giving of any required notice and the expiration of any applicable grace period; and, upon the payment in full of all such Related Secured Obligations the balance, if any, of any such remaining amounts and investment earnings thereon shall be applied as provided in clause “fourth” of this Section 3.03; and”

Section 2.10 Amendment to Section 9.01. Section 9.01 of the Original Indenture is hereby amended by deleting clause (xv) thereof in its entirety and replacing it with the following:

“(xv) to provide for the original issuance of Additional Series Equipment Notes of one or more Series (and Related Additional Series Equipment Notes relating thereto) pursuant to the third sentence of Section 2.02 or the issuance of new Series A Equipment Notes (and new Related Series A Equipment Notes), new Series B Equipment Notes (and new Related Series B Equipment Notes) or new Additional Series Equipment Notes of any one or more Series (and new Related Additional Series Equipment Notes relating thereto) pursuant to the fourth sentence of Section 2.02, and for the issuance of pass through certificates by any pass through trust that acquires any such Additional Series Equipment Notes (and Related Additional Series Equipment Notes), new Series A Equipment Notes (and new Related Series A Equipment Notes), new Series B Equipment Notes (and new Related Series B Equipment Notes) or new Additional Series Equipment Notes (and new Related Additional Series Equipment Notes) and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith, or to provide for the relative priority of different series of Additional Series Equipment Notes as between such series) and to provide for any credit support for any pass through certificates relating to any such Series A Equipment Notes (and Related Series A Equipment Notes), Series B Equipment Notes (and Related Series B Equipment Notes) or Additional Series Equipment Notes (and Related Additional Series Equipment Notes) (including, without limitation, to secure claims for fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and, if such Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate provisions for multiple Liquidity Facilities for a single Pass Through Trust)); provided that such Series A Equipment Notes, Series B Equipment Notes or Additional Series Equipment Notes, as the case may be, are issued in accordance with Section 4(a)(v) of the Note Purchase Agreement, Section 2.02 of the Participation Agreement and Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, as applicable.”

16

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

ARTICLE III

Section 3.01 Amendment to Schedule I. Schedule I to the Original Indenture is hereby amended by deleting it in its entirety and replacing it with Schedule I to this First Indenture Amendment (it being agreed and understood that no amendments are being made to the maturity date, original principal amount, Debt Rate, Make-Whole Spread or amortization schedule of the Series AA Equipment Notes or the Series A Equipment Notes).

Section 3.02 Amendment to Schedule II. Schedule II to the Original Indenture is hereby amended by deleting it in its entirety and replacing it with Schedule II to this First Indenture Amendment.

ARTICLE IV

Section 4.01 Amendment to Annex A. Annex A to the Original Indenture is amended as follows:

(a) The definition of “Additional Series” or “Additional Series Equipment Notes” is deleted in its entirety and replaced with the following:

“Additional Series” or “Additional Series Equipment Notes” means Equipment Notes issued under the Indenture and designated as a series (other than “Series AA”, “Series A” or “Series B”) thereunder, if any, in the principal amounts and maturities and bearing interest as specified in Schedule I to the Indenture amended at the time of original issuance of such Additional Series under the heading for such series.

(b) The definition of “Class A Pass Through Trust” is deleted in its entirety and replaced with the following:

“Class A Pass Through Trust” means (i) initially, the American Airlines Pass Through Trust 2016-3A created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2016-3A, dated as of the Class AA/A Issuance Date, between the Company and WTC, as Class A Trustee, and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent repayment or redemption of Series A Equipment Notes and issuance of new Series A Equipment Notes.

17

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(c) The definition of “Class AA Pass Through Trust” is deleted in its entirety and replaced with the following:

“Class AA Pass Through Trust” means the American Airlines Pass Through Trust 2016-3AA created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2016-3AA, dated as of the Class AA/A Issuance Date, between the Company and WTC, as Class AA Trustee.

(d) The definition of “Deposit Agreement” is deleted in its entirety and replaced with the following:

“Deposit Agreement” means, subject to Section 5(f) of the Original Note Purchase Agreement, each of the two Deposit Agreements, dated as of the Class AA/A Issuance Date, between the Escrow Agent and the Depositary, which relate to the Class AA Pass Through Trust and the Class A Pass Through Trust, respectively; provided that, for purposes of any obligation of Company, no amendment, modification or supplement to, or substitution or replacement of, any such Deposit Agreement shall be effective unless consented to by the Company.

(e) The definition of “Escrow Agreement” is deleted in its entirety and replaced with the following:

“Escrow Agreement” means each of (i) the Escrow and Paying Agent Agreement, dated as of the Class AA/A Issuance Date, among the Escrow Agent, the Paying Agent, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the Class AA/A Underwriters, and the Class AA Trustee and (ii) the Escrow and Paying Agent Agreement, dated as of the Class AA/A Issuance Date, among the Escrow Agent, the Paying Agent, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the Class AA/A Underwriters, and the Class A Trustee.

(f) The definition of “Intercreditor Agreement” is deleted in its entirety and replaced with the following:

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated as of the Class B Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that, for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.

18

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(g) The definition of “Issuance Date” is deleted in its entirety and replaced with the following:

“Issuance Date” means, as applicable, the Class AA/A Issuance Date or the Class B Issuance Date.

(h) The definition of “Liquidity Facilities” is deleted in its entirety and replaced with the following:

“Liquidity Facilities” means, collectively, the Class AA Liquidity Facility, the Class A Liquidity Facility and the Class B Liquidity Facility.

(i) The definition of “Liquidity Providers” is deleted in its entirety and replaced with the following:

“Liquidity Providers” means, collectively, the Class AA Liquidity Provider, the Class A Liquidity Provider and the Class B Liquidity Provider.

(j) The definition of “Note Purchase Agreement” is deleted in its entirety and replaced with the following:

“Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement, dated as of the Class B Issuance Date, among the Company, the Subordination Agent and the Pass Through Trustee under each Pass Through Trust Agreement providing for, among other things, the issuance and sale of certain equipment notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

(k) The definition of “Pass Through Trust” is deleted in its entirety and replaced with the following:

“Pass Through Trust” means each of the three separate grantor trusts that have been created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Documents.

(l) The definition of “Pass Through Trust Agreement” is deleted in its entirety and replaced with the following:

19

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

“Pass Through Trust Agreement” means each of the three separate Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

(m) The definition of “Related Additional Series Equipment Note” is deleted in its entirety and replaced with the following:

“Related Additional Series Equipment Note” means, with respect to any particular series of Additional Series Equipment Notes and as of any date, an “Additional Series Equipment Note,” as defined in each Related Indenture, having the same designation (i.e., “Series C” or the like) as such Additional Series Equipment Notes, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement,” as such terms are defined in such Related Indenture.

(n) The definition of “Series” is deleted in its entirety and replaced with the following:

“Series” means any series of Equipment Notes, including the Series AA Equipment Notes, the Series A Equipment Notes, the Series B Equipment Notes or any Additional Series Equipment Notes.

(o) The definition of “Trust Supplements” is deleted in its entirety and replaced with the following:

“Trust Supplements” means (i) those agreements supplemental to the Basic Pass Through Trust Agreement referred to in Schedule III to the Participation Agreement as of the Closing Date and (ii) in the case of (x) any new Class A Certificates or Class B Certificates issued in connection with any subsequent repayment or redemption of any Series A Equipment Notes or Series B Equipment Notes, as the case may be, or (y) any Additional Series Pass Through Certificates, if issued, whether in connection with the initial issuance of any Additional Series Equipment Notes or in connection with any subsequent redemption of any Additional Series Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such Class A Certificates, Class B Certificates or Additional Series Pass Through Certificates, (b) the issuance of such Class A Certificates, Class B Certificates or Additional Series Pass Through Certificates representing fractional undivided interests in the Class A Certificates, Class B Certificates or Additional

20

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Series Pass Through Trust, as applicable, is authorized and (c) the terms of such Class A Certificates, Class B Certificates or Additional Series Pass Through Certificates are established.”

(p) The following definitions shall be added to Annex A to the Original Indenture in alphabetical order:

“Class AA/A Issuance Date” means October 3, 2016.

“Class AA/A Underwriter” means each of the underwriters identified as such in the Class AA/A Underwriting Agreement.

“Class AA/A Underwriting Agreement” means that certain Underwriting Agreement, dated as of September 19, 2016, among the Company and Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Class B Certificates” means Pass Through Certificates issued by the Class B Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement) issued by a “Refinancing Trust” described in clause (ii) of the definition of “Class B Pass Through Trust”).

“Class B Issuance Date” means October 4, 2017.

“Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class B Pass Through Trust” means (i) initially, the American Airlines Pass Through Trust 2016-3B created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2016-3B, dated as of the Class B Issuance Date, between the Company and WTC, as Class B Trustee, and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent repayment or redemption of Series B Equipment Notes and issuance of new Series B Equipment Notes.

“Class B Trustee” means the trustee for the Class B Pass Through Trust.

21

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

“Class B Underwriter” means the underwriter identified as such in the Class B Underwriting Agreement.

“Class B Underwriting Agreement” means that certain Underwriting Agreement, dated as of September 20, 2017, between the Company and Credit Suisse Securities (USA) LLC, as underwriter, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Original Note Purchase Agreement” means the Note Purchase Agreement, dated as of the Class AA/A Issuance Date, among the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and the Pass Through Trustee under each Pass Through Trust Agreement providing for, among other things, the issuance and sale of certain equipment notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Related Series B Equipment Note” means, as of any date, a “Series B Equipment Note”, as defined in each Related Indenture, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Related Indenture.

“Series B” or “Series B Equipment Notes” means Equipment Notes issued and designated as “Series B Equipment Notes” under the Indenture, in the original principal amount and maturities as specified in Schedule I to the Indenture under the heading “Series B Equipment Notes” and bearing interest at the Debt Rate for Series B Equipment Notes specified in Schedule I to the Indenture.

(q) The definitions of “Underwriter” and “Underwriting Agreement” shall be deleted in their entirety.

ARTICLE V

Section 5.01 Effective Time of Amendments. The amendments to the Original Indenture contemplated hereby and the agreements set forth herein shall be effective as of the time of the Series B Closing.

Section 5.02 Ratification. Except as expressly amended hereby, the Original Indenture shall remain in full force and effect in all respects, and this First Indenture Amendment shall be construed as supplemental to the Indenture and shall form a part thereof.

22

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Section 5.03 Severability. To the extent permitted by applicable law, any provision of this First Indenture Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.04 No Oral Modification or Continuing Waivers. No terms or provisions of this First Indenture Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Loan Trustee in compliance with Article IX of the Indenture.

Section 5.05 Successors and Assigns. The terms and provisions contained herein shall bind and inure to the benefit of, and be enforceable by, each of the parties hereto and the successors and permitted assigns of each, all as provided herein and in the Indenture.

Section 5.06 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 5.07 Counterparts. This First Indenture Amendment may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this First Indenture Amendment including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this First Indenture Amendment, but all of such counterparts together shall constitute one instrument.

Section 5.08 Governing Law. THIS FIRST INDENTURE AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 5.09 Submission to Jurisdiction. Each of the parties hereto, and by acceptance of the Equipment Notes, each Noteholder, to the extent it may do so under applicable law, for purposes hereof (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this First Indenture Amendment, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a

23

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this First Indenture Amendment or the Equipment Notes or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

[Signature Pages Follow.]

24

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

IN WITNESS WHEREOF, the parties hereto have caused this First Indenture Amendment to be duly executed by their respective officers thereof duly authorized, as of the date first above written.

AMERICAN AIRLINES, INC.

By:
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity, except as expressly provided herein, but solely as Loan Trustee

By:
Name:
Title:

Signature Page

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

DESCRIPTION OF EQUIPMENT NOTES

	Original Principal Amount	Maturity Date
Series AA Equipment Notes:	$[ ]	October 15, 2028

Series A Equipment Notes:	$[ ]	October 15, 2028

Series B Equipment Notes:	$[ ]	October 15, 2025

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

(Cont’d)

CERTAIN DEFINED TERMS

Defined Term	Definition
Debt Rate for Series AA Equipment Notes	3.00% per annum.
Make-Whole Spread for Series AA Equipment Notes	0.20%.

Debt Rate for Series A Equipment Notes	3.25% per annum.
Make-Whole Spread for Series A Equipment Notes	0.25%.

Debt Rate for Series B Equipment Notes	3.75% per annum.
Make-Whole Spread for Series B Equipment Notes	0.30%.

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

(Cont’d)

EQUIPMENT NOTES AMORTIZATION

SERIES AA EQUIPMENT NOTES
[Aircraft Manufacturer] [Model]
[Reg. No.]

Payment Date	Percentage of Original Principal Amount to be Paid
[ ]	[ ]

SERIES A EQUIPMENT NOTES
[Aircraft Manufacturer] [Model]
[Reg. No.]

Payment Date	Percentage of Original Principal Amount to be Paid
[ ]	[ ]

Schedule I

to Indenture and

Security Agreement

(Cont’d)

SERIES B EQUIPMENT NOTES
[Aircraft Manufacturer] [Model]
[Reg. No.]

Payment Date	Percentage of Original Principal Amount to be Paid
[ ]	[ ]

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE I

to First Indenture Amendment

DESCRIPTION OF EQUIPMENT NOTES

The information set forth below this text in this Schedule has been intentionally omitted from the FAA filing copy as the parties hereto deem it to contain confidential information.13

[13]	This page to be included only in the FAA filing package in the place of the completed Schedule I.

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE II

to First Indenture Amendment

Schedule II

to Indenture and

Security Agreement

PASS THROUGH TRUST AGREEMENT AND

PASS THROUGH TRUST SUPPLEMENTS

Pass Through Trust Agreement, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as trustee, as supplemented by Trust Supplement No. 2016-3AA, dated as of the Class AA/A Issuance Date, Trust Supplement No. 2016-3A, dated as of the Class AA/A Issuance Date and Trust Supplement No. 2016-3B, dated as of the Class B Issuance Date.

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

EXHIBIT B to

FIRST AMENDMENT TO

PARTICIPATION AGREEMENT

FORM OF OPINION OF

COUNSEL FOR THE COMPANY

[Attached.]

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

53rd at Third 885 Third Avenue New York, New York 10022-4834 Tel: +1.212.906.1200 Fax: +1.212.751.4864 www.lw.com FIRM / AFFILIATE OFFICES
	Barcelona	Moscow
	Beijing	Munich
	Boston	New York
	Brussels	Orange County
	Century City	Paris
October 4, 2017	Chicago	Riyadh
	Dubai	Rome
	Düsseldorf	San Diego
	Frankfurt	San Francisco
	Hamburg	Seoul
	Hong Kong	Shanghai
	Houston	Silicon Valley
	London	Singapore
To the Persons Listed on Schedule A	Los Angeles	Tokyo
	Madrid	Washington, D.C.
Milan

File No. 046817-0544

Re:	American Airlines Pass Through Certificates, Series 2016-3B

Ladies and Gentlemen:

We have acted as special New York counsel to American Airlines, Inc., a Delaware corporation (the “Company”), in connection with the sale to Credit Suisse Securities (USA) LLC (the “Underwriter”) by the Class B Pass Through Trustee (as defined below), of $193,440,000 aggregate face amount of American Airlines Pass Through Certificates, Series 2016-3B (the “Class B Pass Through Certificates”), pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Act”), filed with the Securities and Exchange Commission (the “Commission”) on February 22, 2017 (Registration No. 333-216167-01) (as so filed and as amended, the “Registration Statement”), a base prospectus, dated February 22, 2017 (the “Base Prospectus”), included in the Registration Statement at the time it originally became effective, a preliminary prospectus supplement with respect to the Class B Pass Through Certificates, dated September 20, 2017 (the “Class B Preliminary Prospectus Supplement” and, together with the Base Prospectus, the “Class B Preliminary Prospectus”), filed with the Commission pursuant to Rule 424(b) under the Act, each document that the Company has identified as an “issuer free writing prospectus” (as defined in Rule 433 and Rule 405 under the Act) and that is described on Exhibit A attached hereto (each, a “Specified IFWP”), a final prospectus supplement with respect to the Class B Pass Through Certificates, dated September 20, 2017 (the “Class B Prospectus Supplement” and, together with the Base Prospectus, the “Class B Prospectus”), filed with the Commission pursuant to Rule 424(b) under the Act, and an underwriting agreement with respect to the Class B Pass Through Certificates, dated September 20, 2017 (the “Class B Underwriting Agreement”), between the Underwriter and the Company. The Class B Pass Through Certificates are being issued pursuant to the Class B Pass Through Trust Agreement (as defined below). The reports filed by the Company with the Commission and incorporated by reference in the Registration Statement, the Class B Preliminary Prospectus or the Class B Prospectus are herein called the “Incorporated Documents.” Unless otherwise stated, references herein to the Registration Statement, the Class B Preliminary Prospectus or the

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Class B Prospectus exclude the Incorporated Documents. This letter is furnished pursuant to Section 4(b)(1) of the Class B Underwriting Agreement and Section 3.01(f) of each Participation Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in each Indenture (defined below).

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specified fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure). We have examined, among other things, the following:

(a)	The Class B Underwriting Agreement, the Registration Statement, the Class B Preliminary Prospectus, each Specified IFWP, the Class B Prospectus and the Incorporated Documents;

(b)	The Pass Through Trust Agreement, dated as of September 16, 2014 (the “Pass Through Trust Agreement” and, together with Trust Supplement No. 2016-3B, dated as of the date hereof (the “Pass Through Trust Agreement”), between the Company and Wilmington Trust Company, as the pass through trustee (in such capacity under the Pass Through Trust Agreement, the “Class B Pass Through Trustee”);

(c)	The form of Class B Pass Through Certificate;

(d)	The Note Purchase Agreement, dated as of October 3, 2016 (the “Existing Note Purchase Agreement”), as amended and restated by the Amended and Restated Note Purchase Agreement, dated as of October 4, 2017 (the “Amended and Restated Note Purchase Agreement”), among the Company, Wilmington Trust Company, as pass through trustee (the “Class AA Pass Through Trustee”) under Trust Supplement No. 2016-3AA to the Pass Through Trust Agreement, dated as of October 3, 2016, relating to the Pass Through Certificates, Series 2016-3AA (the “Class AA Pass Through Certificates”), Wilmington Trust Company, as pass through trustee (the “Class A Pass Through Trustee” and, together with the Class AA Pass Through Trustee and the Class B Pass Through Trustee, the “Pass Through Trustees”) under Trust Supplement No. 2016-3A to the Pass Through Trust Agreement, dated as of October 3, 2016, relating to the Pass Through Certificates, Series 2016-3A (the “Class A Pass Through Certificates”), the Class B Pass Through Trustee, and Wilmington Trust Company, as subordination agent (in such capacity under the Amended and Restated Note Purchase Agreement, the “Subordination Agent”);

(e)	The Participation Agreement for each Aircraft (as defined below) listed on Exhibit C hereto, each dated as of the date indicated on Exhibit C (collectively, the “Existing Participation Agreements”), as amended by the First Amendment thereto, dated as of October 4, 2017 (each, a “Participation Agreement Amendment” and each Existing Participation Agreement, as amended by the related Participation Agreement Amendment, a “Participation Agreement”),

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between the Company and Wilmington Trust Company, as loan trustee (in such capacity under the Participation Agreements, the “Loan Trustee”), as Subordination Agent and as Class AA Pass Through Trustee, Class A Pass Through Trustee and Class B Pass Through Trustee;

(f)	The Indenture and Security Agreement for each Aircraft listed on Exhibit C hereto, each dated as of the date indicated on Exhibit C (collectively, the “Existing Indentures”), as amended by the First Amendment thereto, dated as of October 4, 2017 (each, an “Indenture Amendment” and each Existing Indenture, as amended by the related Indenture Amendment, an “Indenture”), between the Company and the Loan Trustee;

(g)	The Indenture Supplement for each Aircraft listed on Exhibit C hereto, each dated as of the date indicated on Exhibit C (each, an “Indenture Supplement” and, collectively, the “Indenture Supplements”);

(h)	The Series B Equipment Notes (as defined in each Indenture) to be issued on the date hereof (the “Equipment Notes”);

(i)	The Revolving Credit Agreement (2016-3B), dated as of October 4, 2017 (the “Liquidity Facility”), between the Subordination Agent and KfW IPEX-Bank GmbH, as liquidity provider (in such capacity, the “Liquidity Provider”);

(j)	The Intercreditor Agreement (2016-3), dated as of October 3, 2016 (the “Existing Intercreditor Agreement”), as amended and restated by the Amended and Restated Intercreditor Agreement (2016-3), dated as of October 4, 2017 (the “Amended and Restated Intercreditor Agreement”), among the Pass Through Trustees, KfW IPEX-Bank GmbH, as liquidity provider for the Class AA Pass Through Certificates and the Class A Pass Through Certificates, the Liquidity Provider and the Subordination Agent;

(k)	The agreements listed in Exhibit B attached hereto (the “Specified Agreements”);

(l)	The Amended and Restated Certificate of Incorporation of the Company as certified by the Secretary of State of the State of Delaware as of September 28, 2017, and the Amended and Restated By-Laws of the Company as certified by the Assistant Corporate Secretary of the Company as in effect on the date hereof (collectively, the “Company Governing Documents”) and certain resolutions of the Board of Directors of the Company and a committee thereof; and

(m)	A photocopy of acknowledgment copies of each UCC-1 financing statement with respect to each Existing Indenture naming the Company as debtor and the Loan Trustee as secured party, together with all schedules and exhibits to such financing statement, filed in the Office of the Secretary of State of the State of Delaware (the “Delaware Filing Office”), copies of which are attached hereto as Exhibit D (each, a “Delaware Financing Statement” and, collectively, the

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“Delaware Financing Statements”), and a photocopy of each UCC-3 financing statement amendment to a Delaware Financing Statement, together with all schedules and exhibits to such financing statement amendment, to be filed in the Delaware Filing Office, copies of which are attached hereto as Exhibit E (each, a “Delaware Financing Statement Amendment” and, collectively, the “Delaware Financing Statement Amendments”).

The documents described in subsections (b), (d) – (f) and (h) – (j) above are referred to herein collectively as the “Opinion Documents” and the Opinion Documents to which the Company is a party are referred to herein collectively as the “Company Documents.” The Existing Participation Agreements, the Existing Indentures, the Existing Note Purchase Agreement and the Existing Intercreditor Agreement are referred to herein collectively as the “Existing Documents” and the Pass Through Trust Agreement, the Amended and Restated Note Purchase Agreement, the Participation Agreement Amendments, the Indenture Amendments and the Equipment Notes are referred to herein collectively as the “New Company Documents.” The documents described in subsections (b) – (j) above are referred to herein collectively as the “Operative Documents.” As used in this letter, the “NY UCC” shall mean the Uniform Commercial Code as now in effect in the State of New York. As used in this letter, “Applicable UCC” shall mean the NY UCC and/or the Delaware UCC (as defined below), as applicable.

Except as otherwise stated herein, as to factual matters, we have, with your consent, relied upon the foregoing and upon oral and written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company in the Operative Documents. We have not independently verified such factual matters.

In our examination, we have assumed the genuineness of all signatures, including any endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies and the authenticity of the originals of such copies.

We are opining as to the effect on the subject transaction only of (a) the federal laws of the United States, (b) the internal laws of the State of New York, (c) in numbered paragraph 14 of this letter, the Delaware UCC (as defined below) and (d) in numbered paragraphs 1, 2, 3(i), 3(iii), 3(iv) and 4 of this letter, the General Corporation Law of the State of Delaware (the “DGCL”). We express no opinion with respect to the applicability to the opinions expressed herein, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state. With your permission, we have based our opinions set forth in numbered paragraph 14 of this letter exclusively upon our review of Article 9 of the Uniform Commercial Code of the State of Delaware as set forth in the webpage http://delcode.delaware.gov/ without regard to judicial interpretations thereof or any regulations promulgated thereunder or any other laws of the State of Delaware (the “Delaware UCC”).

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Except as otherwise stated herein, our opinions herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to registered public offerings of pass through certificates and borrowers in secured financings. We express no opinion as to any state or federal laws or regulations applicable to the subject transactions because of the legal or regulatory status of any parties to the Operative Documents or the legal or regulatory status of any of their affiliates. Various other matters are addressed in the opinion letters of Pillsbury Winthrop Shaw Pittman LLP and Morris James LLP, each of which has been separately provided to you. We express no opinion with respect to those matters herein, and to the extent elements of those opinions are necessary to the conclusions expressed herein, we have, with your consent, assumed such matters. We express no opinion as to the Federal Aviation Act (the “Federal Aviation Act”) or the rules and regulations promulgated thereunder or, except as provided in numbered paragraph 15 below, the Cape Town Convention (as defined in the Cape Town Convention on International Interests in Mobile Equipment and the related Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, as in effect in the United States; collectively, the “Convention”).

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

1. The Company is a corporation under the DGCL with corporate power and authority to own its properties and to conduct its business as described in the Registration Statement, the Class B Preliminary Prospectus and the Class B Prospectus (in each case including the Incorporated Documents) and to enter into the New Company Documents and the Class B Underwriting Agreement and to perform its obligations thereunder. With your consent, based solely on certificates from public officials, we confirm that the Company is validly existing and in good standing under the laws of the State of Delaware.

2. The execution, delivery and performance of the Class B Underwriting Agreement have been duly authorized by all necessary corporate action of the Company, and the Class B Underwriting Agreement has been duly executed and delivered by the Company.

3. The execution and delivery of the Class B Underwriting Agreement by the Company, the issuance and sale of the Class B Pass Through Certificates to the Underwriter pursuant to the Class B Underwriting Agreement, the execution and delivery by the Company of the New Company Documents and the consummation by the Company of the transactions contemplated by the New Company Documents do not on the date hereof:

(i) violate the provisions of the Company Governing Documents;

(ii) result in the breach of or a default under any of the Specified Agreements;

(iii) violate any federal or New York statute, rule or regulation applicable to the Company or the DGCL; or

(iv) require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any federal or New York statute, rule or

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regulation applicable to the Company or the DGCL, in each case, except (a) those consents, approvals, authorizations, registrations, declarations and filings that have been obtained or made on or prior to the date hereof and (b) filings and recordings required in order to perfect or otherwise protect the security interests under each Indenture, as supplemented by the related Indenture Supplement.

4. The execution, delivery and performance of the New Company Documents (other than the Equipment Notes) by the Company have been duly authorized by all necessary corporate action of the Company, and the New Company Documents (other than the Equipment Notes) have been duly executed and delivered by the Company. Each of the New Company Documents (other than the Equipment Notes) constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Equipment Notes have been duly authorized by all necessary corporate action of the Company and, when executed, issued and authenticated in accordance with the terms of the related Indenture and delivered and paid for in accordance with the terms of the Amended and Restated Note Purchase Agreement, will constitute legally valid and binding obligation of the Company, enforceable against the Company in accordance with their terms.

5. When executed, issued and authenticated in accordance with the terms of the Pass Through Trust Agreement and delivered and paid for in accordance with the terms of the Class B Underwriting Agreement, the Class B Pass Through Certificates will be validly issued and entitled to the benefits provided by the Pass Through Trust Agreement.

6. Each of the Opinion Documents to which the Class B Pass Through Trustee is a party constitutes a legally valid and binding obligation of the Class B Pass Through Trustee, enforceable against the Class B Pass Through Trustee in accordance with its terms and each of the Opinion Documents to which each of the Pass Through Trustees (other than the Class B Pass Through Trustee) is a party constitutes a legally valid and binding obligation of the Pass Through Trustees (other than the Class B Pass Through Trustee), enforceable against the Pass Through Trustees (other than the Class B Pass Through Trustee) in accordance with its terms. Each of the Opinion Documents to which the Subordination Agent is a party constitutes a legally valid and binding obligation of the Subordination Agent, enforceable against the Subordination Agent in accordance with its terms. Each of the Opinion Documents to which the Paying Agent is a party constitutes a legally valid and binding obligation of the Paying Agent, enforceable against the Paying Agent in accordance with its terms.

7. The Pass Through Trust Agreement has been qualified under the Trust Indenture Act of 1939, as amended.

8. The Registration Statement has become effective under the Act. With your consent, based solely on our review of the list of stop orders contained on the Commission’s website at http://www.sec.gov/litigation/stoporders.shtml on October 4, 2017, we confirm that no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission. The Class B Preliminary Prospectus has been filed in accordance with Rule 424(b) under the Act, the Class B Prospectus has been filed in accordance with Rule 424(b) and Rule 430B under the Act, and each Specified IFWP has been filed in accordance with Rule 433(d) under the Act.

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9. The Registration Statement at September 20, 2017, including the information deemed to be a part thereof pursuant to Rule 430B under the Act, and the Class B Prospectus, as of its date, each appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no view with respect to Regulation S-T or the financial statements, schedules or other financial data, included in, incorporated by reference in, or omitted from, the Registration Statement or the Class B Prospectus. For purposes of this paragraph, we have assumed that the statements made in the Registration Statement, the Class B Prospectus and the Form T-1 are correct and complete.

10. The statements in the Class B Preliminary Prospectus and the Class B Prospectus under the captions “Prospectus Supplement Summary,” “Description of the Certificates,” “Description of the Liquidity Facilities,” “Description of the Intercreditor Agreement,” “Description of the Equipment Notes” and “Possible Issuance of Additional Certificates and Refinancing and Reissuance of Certificates,” insofar as such statements purport to describe or summarize certain provisions of the Class B Pass Through Certificates, the Pass Through Trust Agreement, the Liquidity Facility and the Amended and Restated Intercreditor Agreement, as applicable, are accurate descriptions or summaries in all material respects. The statements set forth under the caption “Certain ERISA Considerations” in the Class B Preliminary Prospectus and in the Class B Prospectus, insofar as such statements purport to describe or summarize certain U.S. federal laws referred to therein, are accurate descriptions or summaries in all material respects. The statements set forth under the caption “Description of the Equipment Notes—Remedies” in the Class B Preliminary Prospectus and in the Class B Prospectus, insofar as such statements purport to describe or summarize provisions of Section 1110 of the U.S. Bankruptcy Code, are accurate descriptions or summaries in all material respects.

11. Based solely upon a certificate of an officer of the Company as to factual matters, the Company is not, and immediately after giving effect to the sale of the Class B Pass Through Certificates in accordance with the Class B Underwriting Agreement and the application of the proceeds as described in the Class B Prospectus under the caption “Use of Proceeds” will not be, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

12. Assuming the Class B Pass Through Certificates are offered and sold in the manner contemplated by the Class B Prospectus and the Class B Underwriting Agreement and assuming the application of the proceeds as described in the Class B Prospectus under the caption “Use of Proceeds,” the trust created under the Pass Through Trust Agreement (the “Trust”) is not required to be registered as an “investment company” within the meaning of the Investment Company Act.

13. Each Indenture, as supplemented by the related Indenture Supplement, creates a valid security interest in favor of the Loan Trustee for the benefit of the applicable Equipment Note holders, Indenture Indemnitees and Related Indenture Indemnitees in that portion of the

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collateral described in the section entitled “Granting Clause” under such Indenture in which the Company has rights and a valid security interest may be created under Article 9 of the NY UCC (the “UCC Collateral”).

14. Each Delaware Financing Statement Amendment is in appropriate form for filing in the Delaware Filing Office. Upon the proper filing of each Delaware Financing Statement Amendment in the Delaware Filing Office, the security interest in favor of the Loan Trustee for the benefit of the applicable Equipment Note holders, Indenture Indemnitees and Related Indenture Indemnitees in the Company’s rights in the UCC Collateral granted under the related Indenture and described in such Delaware Financing Statement Amendment will be perfected to the extent a security interest in such UCC Collateral can be perfected under the Delaware UCC by the filing of a financing statement in that office.

15. Each Indenture, together with the related Indenture Supplement, is effective to create an “international interest” in the related Airframe (as defined in such Indenture and described in such Indenture Supplement, an “Airframe”) and the related Engines (as defined in such Indenture and described in such Indenture Supplement, the “Engines”; an Airframe and the related Engines, collectively, an “Aircraft”) that are properly described in such Indenture Supplement.

16. The Loan Trustee will be entitled to the benefits of Section 1110 of the federal Bankruptcy Code with respect to the UCC Collateral that consist of the Airframes and Engines that were first placed in service after October 22, 1994 and all records and logs maintained with respect to such Airframes and Engines that are required to be surrendered or returned by the Company in connection with the return or surrender of such Airframes and Engines, in each case, if the Company were to become a debtor in a case under Chapter 11 of the federal Bankruptcy Code.

17. The execution and delivery of the Indenture Amendments, the Participation Agreement Amendments, the Amended and Restated Note Purchase Agreement and the Amended and Restated Intercreditor Agreement are permitted pursuant to the terms of the Existing Documents.

Except as expressly set forth in numbered paragraphs 13 and 14, we do not express any opinion with respect to the creation, validity, attachment, perfection or priority of any security interest or lien or the effectiveness of any sale or other conveyance or transfer of real or personal property. The opinions above do not include any opinions with respect to compliance with laws relating to permissible rates of interest.

Our opinions are subject to: (i) the effects of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors (except with respect to numbered paragraph 16 above); (ii) the effects of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith, fair dealing and the discretion of the court before which a proceeding is brought; and (iii) the invalidity under certain circumstances under law or court

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decisions of provisions for the indemnification or exculpation of or contribution to a party with respect to a liability where such indemnification, exculpation or contribution is contrary to public policy. We express no opinion with respect to (a) any provision for liquidated damages, default interest, late charges, monetary penalties, prepayment, make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (b) consents to, or restrictions upon, governing law (except for the validity under the laws of the State of New York, but subject to mandatory choice of law rules and constitutional limitations, of provisions in the Operative Documents which expressly choose New York as the governing law for such Operative Documents), jurisdiction (except for the validity under the laws of the State of New York, but subject to mandatory jurisdiction rules and constitutional limitations, of provisions in the Operative Documents which expressly provide for submission to the non-exclusive jurisdiction of New York state courts), venue, service of process, arbitration, remedies or judicial relief; (c) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights; (d) waivers of broadly or vaguely stated rights; (e) grants of setoff rights; (f) provisions to the effect that a guarantor is liable as a primary obligor, and not as a surety, and provisions purporting to waive modifications of any guaranteed obligation to the extent such modification constitutes a novation; (g) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy; (h) proxies and powers of attorney; (i) except as expressly set forth in numbered paragraph 3(ii) of this letter, provisions prohibiting, restricting or requiring consent to assignment or transfer of any agreement, right or property; (j) covenants not to compete; (k) provisions for exclusivity, election or cumulation of rights or remedies; (l) provisions authorizing or validating conclusive or discretionary determinations; (m) provisions permitting, upon acceleration of any indebtedness, collection of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; (n) any provision of the Operative Documents to the extent that such provision refers to, incorporates or is based upon the law of any jurisdiction other than the State of New York or the United States; and (o) the severability, if invalid, of provisions to the foregoing effect.

We express no opinion or confirmation as to federal or state securities laws (except as expressly set forth in numbered paragraphs 7, 8, 9, 11 and 12 of this letter as to federal securities laws), tax laws (except as set forth in our letter to you of even date with respect to certain tax matters and as expressly set forth in the second sentence of numbered paragraph 10), antitrust or trade regulation laws, insolvency laws (except as expressly set forth in numbered paragraph 16), fraudulent transfer laws, antifraud laws, fiduciary duty requirements, federal aviation laws (including Title 49, United States Code, “Transportation”) and any laws relating to the particular nature of any Aircraft (other than, with respect to numbered paragraph 15 only, the Convention and, with respect to numbered paragraph 16 only, Section 1110 of the federal Bankruptcy Code) or regulations, pension or employee benefit laws (except as expressly set forth in the second sentence of numbered paragraph 10), usury laws, environmental laws, margin regulations; laws and regulations relating to commodities trading, futures and swaps; Financial Industry Regulatory Authority rules; National Futures Association rules; or the rules of any stock exchange, clearing organization, designated contract market or other regulated entity for trading, processing, clearing or reporting transactions in securities, commodities, futures or swaps; or export control, foreign assets control, sanctions, anti-money laundering and anti-terrorism laws and regulations (without limiting other laws, regulations or rules excluded by customary practice).

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Without limiting the generality of the foregoing, the opinions expressed above are also subject to our assumption that any conditions to the effectiveness of the Operative Documents have been satisfied or waived.

The opinions set forth above are also subject to (i) the unenforceability of contractual provisions waiving or varying the rules listed in Section 9-602 of the Applicable UCC and, (ii) the unenforceability under certain circumstances of contractual provisions respecting self-help or summary remedies without notice of or opportunity for hearing or correction.

Our opinion in numbered paragraph 13 above is limited to Article 9 of the NY UCC and our opinion in numbered paragraph 14 above is limited to Article 9 of the Delaware UCC, and therefore those opinion paragraphs, among other things, do not address collateral of a type not subject to, or excluded from the coverage of, Article 9 of the NY UCC or Article 9 of the Delaware UCC, as applicable.

Additionally,

(1)	We express no opinion with respect to the priority of any security interest or lien.

(2)	We express no opinion with respect to the perfection of the security interest in any property, including, without limitation, the Airframes and Engines, subject to a statute, regulation or treaty of the United States whose requirements for a security interest’s obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Applicable UCC.

(3)	We express no opinion with respect to any agricultural lien or any collateral that consists of letter-of-credit rights, commercial tort claims, goods covered by a certificate of title, claims against any government or governmental agency, consumer goods, crops growing or to be grown, timber to be cut, goods which are or are to become fixtures, as-extracted collateral or cooperative interests.

(4)	We assume the descriptions of collateral contained in, or attached as schedules to, each Indenture, as supplemented by the related Indenture Supplement, and the Delaware Financing Statements and Delaware Financing Statement Amendments accurately and sufficiently describe the collateral intended to be covered by such documents or such Delaware Financing Statements and Delaware Financing Statement Amendments; provided, that we make no such assumption as to the sufficiency of any collateral described solely by a type of collateral defined in Article 9 of the Applicable UCC.

(5)

We have assumed that each grantor of any security interest has, or with respect to after-acquired property will have, rights in the collateral granted by it or the power to transfer rights in such collateral, and that each such grantor has received value, and express no opinion as to the nature or extent of any grantor’s rights in

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any of the collateral and we note that with respect to any after-acquired property, the security interest will not attach or be perfected until the applicable grantor acquires such rights or power.

(6)	We call to your attention the fact that a security interest in “proceeds” (as defined in the Applicable UCC) of collateral is governed and restricted by Section 9-315 of the Applicable UCC.

(7)	We have assumed that the exact legal name of the Company is as set forth in the copy of the organizational documents certified by the Delaware Secretary of State, and we have also assumed the accuracy of the other factual information set forth on the Delaware Financing Statements and Delaware Financing Statement Amendments.

(8)	We call to your attention that Section 552 of the federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

(9)	We express no opinion with respect to any goods which are accessions to, or commingled or processed with, other goods to the extent that the security interest is limited by Section 9-335 or 9-336 of the Applicable UCC.

(10)	We express no opinion as to the security interest of the Loan Trustee in any UCC Collateral that is described by way of reference to any supplement to an Indenture other than the related Indenture Supplement.

(11)	We call to your attention that a security interest or lien may not attach or become enforceable or be perfected as to contracts, licenses, permits, equity interests or other property that are not assignable under applicable law, or are subject to consent requirements or contractual or other prohibitions or restrictions on assignment, except to the extent that any such prohibitions, restrictions or consent requirements may be rendered ineffective to prevent the attachment of the security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC; and we note that the extent of any security interest created in reliance on such provisions of the Applicable UCC may be limited.

(12)	We express no opinion as to the enforceability of any provision of any Operative Document purporting to agree to the classification or type of any property for purposes of the Applicable UCC.

(13)	We express no opinion with respect to the security interest of the Loan Trustee for the benefit of any secured party except to the extent that the Loan Trustee has been duly appointed as agent for such persons.

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(14)	We express no opinion as to any Airframes or Engines not described in any Indenture Supplement.

Our opinion in numbered paragraph 15 above is limited to the Convention and is also subject to the following additional exceptions, qualifications and limitations:

(1)	The opinions given herein are based upon the English language version of the Convention as in effect on the date hereof in the United States. The Convention came into force on March 1, 2006. As at the date hereof, there is no applicable judicial precedent in the United States known to us concerning the Convention. In rendering any opinion on the Convention, we are basing our opinions on our reading of the Convention as in effect on the date hereof in the United States, without the benefit of judicial precedent or customary practices and procedures. We note that other jurisdictions signatory to the Convention may have made declarations as to the effectiveness of certain provisions that are different than the declarations as to such provisions made by the United States and this opinion is limited to the Convention as in effect in the United States.

(2)	We have further assumed that the Airframe and Engines constituting each Aircraft are correctly identified and described by manufacturer’s serial number, name of manufacturer and model designation for purposes of the registrations under the Convention.

(3)	We have assumed that at the time each Indenture (together with the related Indenture Supplement with respect to the applicable Aircraft) was executed, for purposes of Article 3 of the Convention, the Company was “situated” in the United States.

(4)	We have assumed that for purposes of Article 7 of the Convention, the Company has the “power to dispose” of the Airframe and the Engines comprising each Aircraft.

(5)	Except as expressly stated in the opinions above, no opinion is rendered herein as to the registration, validity, perfection, priority or enforceability of the “international interest” created by each Indenture (together with the related Indenture Supplement with respect to the applicable Aircraft) with respect to the applicable Aircraft or as to recognition of the perfection of such interests as against third parties in any legal proceeding outside the United States.

(6)	We have assumed that each Airframe and the Engines constitute “Aircraft Objects” within the meaning of the Convention and are not used in military, customs or police services.

(7)	We have assumed that each Indenture (together with the related Indenture Supplement with respect to the applicable Aircraft) enables the obligations secured by the collateral described in such Indenture (together with such Indenture Supplement with respect to such Aircraft) to be identified within the meaning of the Convention.

October 4, 2017

With your consent, except to the extent that we have expressly opined as to such matters with respect to the Company, the Pass Through Trustees or the Subordination Agent herein, we have assumed that (a) the Class B Underwriting Agreement and the Opinion Documents (other than the Equipment Notes) have been duly authorized, executed and delivered by the parties thereto, (b) the Class B Underwriting Agreement and the Operative Documents (other than the Equipment Notes) constitute legally valid and binding obligations of the parties thereto, enforceable against each of them in accordance with their respective terms, (c) each Airframe is an “aircraft” as defined in Section 40102 of the Federal Aviation Act and that the Engines are “aircraft engines” as defined in Section 40102 of the Federal Aviation Act, (d) the Company is an “air carrier” within the meaning of Title 49 operating under a certificate issued pursuant to Chapter 447 of the Federal Aviation Act for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo, is a “citizen of the United States” as such term is defined in Section 40102 of the Federal Aviation Act and holds all authority, necessary licenses and certificates under the Federal Aviation Act and the rules and regulations promulgated thereunder necessary for the conduct of its business and to perform its obligations under the Operative Documents to which it is a party, (e) since the original date of execution thereof, except as specifically set forth in the Indenture Amendments, the Participation Agreement Amendments, the Amended and Restated Note Purchase Agreement and the Amended and Restated Intercreditor Agreement, no Existing Documents have been amended, restated, modified, supplemented, or terminated and that no rights pursuant thereto have been released, waived, or modified either expressly or by any action or inaction of the parties thereto and that no party has defaulted on its obligations under the Existing Documents, (f) immediately prior to giving effect to the Indenture Amendments, the Participation Agreement Amendments, the Amended and Restated Note Purchase Agreement and the Amended and Restated Intercreditor Agreement, each of the Existing Documents amended thereby was in full force and effect and was the legally valid, binding obligation of each of the parties thereto enforceable in accordance with its terms, (g) the Company has received a Ratings Confirmation (as defined in the Existing Intercreditor Agreement) with respect to the Class AA Pass Through Certificates and the Class A Pass Through Certificates in connection with the issuance of the Class B Pass Through Certificates and the Amended and Restated Intercreditor Agreement, (h) no Delaware Financing Statement has been amended, assigned, released or terminated other than the amendments effected by the Delaware Financing Statement Amendments and (i) the status of the Class B Underwriting Agreement and the Opinion Documents as legally valid and binding obligations of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities.

Our opinions expressed herein with respect to the Operative Documents address only the express terms of such documents (excluding any provisions incorporating any document or agreement, or the provisions of any other document or agreement, that is not an Operative Document, by reference) and not any other document or agreement, or the provisions of such other document or agreement, incorporated therein or made a part thereof by reference.

October 4, 2017

Insofar as our opinions require interpretation of the Specified Agreements, with your consent, (i) we have assumed that all courts of competent jurisdiction would enforce such agreements in accordance with their plain meaning, (ii) we express no opinion with respect to a breach or default under any Specified Agreement that would occur only upon the happening of a contingency and (iii) we express no opinion with respect to any matters which require the performance of a mathematical calculation or the making of a financial or accounting determination.

This letter is furnished only to you and is solely for your benefit in connection with the transactions referenced in the first paragraph of this letter. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person or entity for any purpose (including any person or entity that acquires Class B Pass Through Certificates or any interest therein from you), without our prior written consent, which may be granted or withheld in our sole discretion. In addition, we hereby consent to your furnishing a copy of this letter: (i) to governmental regulatory agencies having jurisdiction over any person permitted to rely on this letter, (ii) to attorneys as needed in connection with any legal action arising out of the transactions contemplated by the Class B Underwriting Agreement and each Indenture to which a person permitted to rely on this letter is a party, and (iii) as required by any order of, or in connection with any proceeding of, any court or governmental authority; provided, however, that no such person shall be entitled to rely on this letter.

Very truly yours,

October 4, 2017

SCHEDULE A

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

Wilmington Trust Company, individually, as Loan Trustee, as Subordination Agent and as Class

B Pass Through Trustee

1100 N. Market Street

Wilmington, Delaware 19890-1605

KfW IPEX-Bank GmbH

Aviation, X2b, KV 28063

Palmengartenstraße 5-9

60325 Frankfurt am Main

Germany

Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business

55 Water Street

New York, New York 10041

Moody’s Investors Service, Inc.

250 Greenwich Street

New York, New York 10007

October 4, 2017

EXHIBIT A

SPECIFIED ISSUER FREE WRITING PROSPECTUSES

1.	Free writing prospectus in the form attached as Schedule C of the Class B Underwriting Agreement, dated September 20, 2017 and filed with the Commission on September 21, 2017.

2.	Free writing prospectus in the form of the investor presentation of the Company, identified on Schedule A of the Class B Underwriting Agreement, used on September 20, 2017 and filed with the Commission on September 20, 2017.

October 4, 2017

EXHIBIT B

SPECIFIED AGREEMENTS

Amended and Restated Credit and Guaranty Agreement, dated as of December 15, 2016, among American Airlines, as the borrower, American Airlines Group Inc., as parent and a guarantor, the subsidiaries of parent from time to time party thereto other than the borrower, Citibank, N.A., as administrative agent and collateral agent, Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., BNP Paribas Securities Corp, Credit Agricole Corporate and Investment Bank, Industrial and Commercial Bank of China Limited, New York Branch and U.S. Bank National Association, as joint lead arrangers and bookrunners, Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as syndication agents, BNP Paribas Securities Corp, Credit Agricole Corporate and Investment Bank, Industrial and Commercial Bank of China Limited, New York Branch and U.S. Bank National Association, as documentation agents.

Credit and Guaranty Agreement, dated as of April 29, 2016, by and among American Airlines, Inc., as the borrower, American Airlines Group Inc., as parent and a guarantor, the subsidiaries of parent from time to time party thereto other than the borrower, as guarantors, the lenders from time to time party thereto, Barclays Bank PLC, as administrative agent and collateral agent, Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Industrial and Commercial Bank of China Limited, New York Branch and U.S. Bank National Association, as joint lead arrangers and bookrunners, Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as syndication agents, and BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Industrial and Commercial Bank of China Limited, New York Branch and U.S. Bank National Association, as documentation agents, as amended pursuant to that certain First Amendment to Credit and Guaranty Agreement, dated as of October 31, 2016, as further amended pursuant to that certain Second Amendment to Credit and Guaranty Agreement, dated as of August 21, 2017.

Amended and Restated Credit and Guaranty Agreement, dated as of May 21, 2015, among American Airlines, Inc., as the borrower, American Airlines Group Inc., as parent and a guarantor, US Airways Group, Inc. and US Airways, Inc., as guarantors, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, Deutsche Bank Securities, Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., BNP

October 4, 2017

Paribas Securities Corp. and Crédit Agricole Corporate and Investment Bank, as joint lead arrangers and bookrunners, Deutsche Bank Securities, Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as syndication agents and Crédit Agricole Corporate and Investment Bank and BNP Paribas Securities Corp., as documentation agents, as amended pursuant to that certain First Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of October 26, 2015, as further amended pursuant to that certain Second Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of March 27, 2017, as further amended pursuant to that certain Third Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of August 21, 2017.

Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015, by and among American Airlines, Inc., as the borrower, American Airlines Group Inc., as parent and a guarantor, US Airways Group, Inc. and US Airways, Inc., as guarantors, the lenders from time to time party thereto, Citibank N.A., as administrative agent and collateral agent, Citigroup Global Markets Inc., as left lead arranger, Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., BNP Paribas Securities Corp. and Crédit Agricole Corporate and Investment Bank as joint lead arrangers and bookrunners, Citigroup Global Markets Inc., Bank of America, N.A., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc., as syndication agents, and Crédit Agricole Corporate and Investment Bank and BNP Paribas Securities Corp., as documentation agents, as amended pursuant to that certain First Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of October 26, 2015, as further amended pursuant to that certain Second Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of September 22, 2016, as further amended pursuant to that certain Third Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of June 14, 2017, as further amended pursuant to that certain Fourth Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of August 21, 2017.

Indenture, dated as of May 24, 2013, between US Airways Group, Inc. and Wilmington Trust, National Association, as trustee, as supplemented by First Supplemental Indenture, dated as of May 24, 2013, among US Airways Group, Inc., US Airways, Inc. and Wilmington Trust, National Association, as trustee, Second Supplemental Indenture, dated as of December 9, 2013, among US Airways Group, Inc., US Airways, Inc., American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, and Third Supplemental Indenture, dated as of December 30, 2015, among American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, governing the 6.125% Senior Notes due 2018, including the Form of 6.125% Senior Notes due 2018.

Indenture, dated as of September 25, 2014, between American Airlines Group Inc., American Airlines, Inc., US Airways Group, Inc., US Airways, Inc. and Wilmington Trust, National Association, as trustee, as supplemented by First Supplemental Indenture, dated as of December 30,

October 4, 2017

2015, among American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, governing the 5.50% Senior Notes due 2019, including the Form of 5.50% Senior Notes due 2019.

Indenture, dated as of March 5, 2015, between American Airlines Group Inc., American Airlines, Inc., US Airways Group, Inc., US Airways, Inc. and Wilmington Trust, National Association, as trustee, as supplemented by First Supplemental Indenture, dated as of December 30, 2015, among American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, governing the 4.625% Senior Notes due 2020, including the Form of 4.625% Senior Notes due 2020.

DOT Agreement (incorporated by reference to Exhibit 10.5 to AMR’s Current Report on Form 8-K filed on November 13, 2013).

Purchase Agreement No. 1977, dated as of October 31, 1997, between The Boeing Company, as seller, and American Airlines, Inc., as buyer (relating to Boeing Model 737 Aircraft), as amended, supplemented or otherwise modified.

Purchase Agreement No. 3219, dated as of February 1, 2013, between The Boeing Company, as seller, and American Airlines, Inc., as buyer (relating to Boeing Model 787 Aircraft), as amended, supplemented or otherwise modified.

A320 Family Aircraft Purchase Agreement, dated as of July 20, 2011, between Airbus S.A.S., as seller, and American Airlines, Inc., as buyer (relating to the Airbus A321-200 Aircraft), as amended, supplemented or otherwise modified.

Purchase Agreement COM0456-13, dated as of December 12, 2013, between Embraer S.A. and American Airlines, Inc. (related to Embraer Model ERJ 170-200 LR Aircraft), as amended, supplemented or otherwise modified.

October 4, 2017

EXHIBIT C

AIRCRAFT

Aircraft Type	Registration Number	Manufacturer Serial Number	Date of Participation Agreement	Date of Indenture	Date of Indenture Supplement
Embraer Model ERJ 170-200 LR Aircraft	N240NN	17000594	October 7, 2016	October 7, 2016	October 7, 2016
Embraer Model ERJ 170-200 LR Aircraft	N241NN	17000595	October 7, 2016	October 7, 2016	October 7, 2016
Embraer Model ERJ 170-200 LR Aircraft	N242NN	17000601	October 19, 2016	October 19, 2016	October 19, 2016
Embraer Model ERJ 170-200 LR Aircraft	N243NN	17000604	October 19, 2016	October 19, 2016	October 19, 2016
Embraer Model ERJ 170-200 LR Aircraft	N244NN	17000609	November 8, 2016	November 8, 2016	November 8, 2016
Embraer Model ERJ 170-200 LR Aircraft	N245NN	17000614	November 18, 2016	November 18, 2016	November 18, 2016
Embraer Model ERJ 170-200 LR Aircraft	N246NN	17000618	December 9, 2016	December 9, 2016	December 9, 2016
Embraer Model ERJ 170-200 LR Aircraft	N247NN	17000619	December 9, 2016	December 9, 2016	December 9, 2016
Boeing Model 737-800 Aircraft	N988NN	31237	October 7, 2016	October 7, 2016	October 7, 2016

October 4, 2017

Boeing Model 737-800 Aircraft	N997NN	33250	October 7, 2016	October 7, 2016	October 7, 2016
Boeing Model 737-800 Aircraft	N998NN	31250	October 7, 2016	October 7, 2016	October 7, 2016
Boeing Model 737-800 Aircraft	N200NV	33341	October 19, 2016	October 19, 2016	October 19, 2016
Boeing Model 737-800 Aircraft	N301NW	33342	November 18, 2016	November 18, 2016	November 18, 2016
Boeing Model 737-800 Aircraft	N301PA	31255	December 29, 2016	December 29, 2016	December 29, 2016
Boeing Model 737-800 Aircraft	N305NX	31253	November 18, 2016	November 18, 2016	November 18, 2016
Boeing Model 737-800 Aircraft	N306NY	33343	December 29, 2016	December 29, 2016	December 29, 2016
Boeing Model 787-9 Aircraft	N821AN	40640	October 19, 2016	October 19, 2016	October 19, 2016
Boeing Model 787-9 Aircraft	N822AN	40642	October 31, 2016	October 31, 2016	October 31, 2016
Boeing Model 787-9 Aircraft	N823AN	40641	December 29, 2016	December 29, 2016	December 29, 2016
Boeing Model 787-9 Aircraft	N824AN	40643	January 30, 2017	January 30, 2017	January 30, 2017
Airbus Model A321-200	N993AN	7188	November 8, 2016	November 8, 2016	November 8, 2016
Airbus Model A321-200	N994AN	7407	November 18, 2016	November 18, 2016	November 18, 2016

October 4, 2017

Airbus Model A321-200	N995AN	7301	December 29, 2016	December 29, 2016	December 29, 2016
Airbus Model A321-200	N996AN	7310	December 29, 2016	December 29, 2016	December 29, 2016
Airbus Model A321-200	N928AM	7515	February 28, 2017	February 28, 2017	February 28, 2017

October 4, 2017

EXHIBIT D

DELAWARE FINANCING STATEMENTS

October 4, 2017

EXHIBIT E

DELAWARE FINANCING STATEMENT AMENDMENTS

EXHIBIT C to

FIRST AMENDMENT TO

PARTICIPATION AGREEMENT

FORM OF OPINION OF

SPECIAL REGULATORY COUNSEL FOR THE COMPANY

[Attached.]

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Pillsbury Winthrop Shaw Pittman LLP

1200 Seventeenth Street, NW  |  Washington, DC  20036  |  tel 202.663.8000  |  fax 202.663.8007

October 4, 2017

To: The Parties Listed on the Attached Schedule A

Re: American Airlines, Inc. $193,440,000 of Pass Through Certificates, Series 2016-3B

Ladies and Gentlemen:

We have acted as U.S. Department of Transportation (“Department of Transportation”) and Federal Aviation Administration (“FAA”) regulatory counsel to American Airlines, Inc., a company organized under the laws of the State of Delaware (the “Company”) in connection with the sale to Credit Suisse Securities (USA) LLC (the “Underwriter”) by the Trustee (as defined in the Underwriting Agreement), of $193,440,000 aggregate face amount of American Airlines Pass Through Certificates, Series 2016-3B (the “Pass Through Certificates”), pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Act”), filed with the Securities and Exchange Commission (the “Commission”) on February 22, 2017 (Registration No. 333-216167-01) (as so filed and as amended, the “Registration Statement”), a base prospectus, dated February 22, 2017 (the “Base Prospectus”), included in the Registration Statement at the time it originally became effective, a preliminary prospectus supplement with respect to the Pass Through Certificates, dated September 20, 2017 (the “Preliminary Prospectus Supplement”), filed with the Commission pursuant to Rule 424(b) under the Act, each document that the Company has identified as an “issuer free writing prospectus” (as defined in Rule 433 and Rule 405 under the Act) and that is described on Exhibit A attached hereto (each, a “Specified IFWP”), a final prospectus supplement with respect to the Pass Through Certificates, dated September 20, 2017 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Class B Prospectus”), filed with the Commission pursuant to Rule 424(b) under the Act, and an underwriting agreement, dated as of September 20, 2017 (the “Underwriting Agreement”), between the Underwriter and the Company. The Pass Through Certificates are being issued pursuant to the Trust Agreement (as defined in the Underwriting Agreement) with respect to the Pass Through Certificates. The reports filed by the Company with the Commission and incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus are herein called the “Incorporated Documents.” References herein to the Registration Statement, the Preliminary Prospectus and the Prospectus exclude the Incorporated Documents. This letter is being delivered to you in connection with the Underwriting Agreement.

We have examined such public records and certificates and have made such other investigations as we have deemed necessary in connection with the opinions set forth below. We have not examined or reviewed, and express no opinion as to, any of the documents and instruments to be executed and delivered by the Company or any other party to the transaction, or related documents.

Parties Listed on the Attached Schedule A

October 4, 2017

In preparing this opinion letter, we have relied without any independent verification upon information contained in certificates obtained from governmental authorities and factual information we have obtained from such other sources as we have deemed reasonable. We have assumed without investigation that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this opinion letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading.

In our examination, we have assumed, with your permission and without independent investigation: (i) that United States citizens, as defined by 49 U.S.C. 40102(a)(15), own or control at least seventy-five percent of the voting interest of the Company, that the president and at least two-thirds of the board of directors and other managing officers of the Company are citizens of the United States, and that the Company is under the actual control of citizens of the United States; (ii) that the Company has in effect insurance coverage as required under 14 C.F.R. 205; and (iii) that the Company has not undergone any substantial changes in ownership, management or operations without complying with the notification requirements of the Department of Transportation and the FAA.

We have made such examination of federal laws of the United States as we deemed relevant for purposes of this opinion letter, but have made no review of, and express no opinion concerning, the laws of any other state or jurisdiction other than the United States. We have assumed that all relevant federal statutes, rules and regulations are valid and constitutional.

The terms “known to us” and “knowledge” and “aware”, whenever such terms are used in this opinion letter with respect to our firm, mean the actual knowledge on the date hereof by the Pillsbury Winthrop Shaw Pittman LLP lawyers who have had significant involvement with the representation of the Company.

Subject to the assumptions, qualifications, exclusions and other limitations identified in this opinion letter, we are of the opinion that:

1.	The Company is a citizen of the United States, as that term is defined by 49 U.S.C. 40102(a)(15).

2.	The Company possesses a valid air carrier operating certificate issued by the FAA pursuant to Chapter 447, Title 49 of the United States Code, permitting the Company to operate as an “air carrier”, as that term is defined by 49 U.S.C. 40102(a)(2), utilizing aircraft capable of carrying ten (10) or more persons or six thousand (6,000) pounds or more of cargo or mail.

3.	The statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus from the Company’s 2016 Annual Report on Form 10-K under the caption “Business – Domestic and Global Regulatory Landscape”, insofar as such statements constitute summaries of legal or regulatory matters, documents or proceedings referred to therein, fairly summarize in all material respects the matters referred to therein.

Parties Listed on the Attached Schedule A

October 4, 2017

The opinion in paragraph two with respect to the validity of the air carrier operating certificate (the “Certificate”) of the Company is based solely on our review of the Certificate, which is available publicly from the FAA. We have no actual knowledge of any threatened or pending investigation or proceeding that might result in revocation of the Certificate.

This opinion letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason. This opinion letter is limited to the matters expressly stated herein and no opinion or other statement may be inferred or implied beyond the matters expressly stated herein. This opinion letter may be relied upon by you only in connection with the transaction identified in this opinion letter, and may not be relied upon, quoted or referred to or used by you or any other person for any other purpose whatsoever, except with our prior written consent in each instance, except that this opinion letter may be disclosed (i) to bank examiners and other governmental regulatory authorities should they so request in connection with their normal examinations, and to their independent auditors and attorneys, (ii) pursuant to orders or legal process of any court or governmental agency, and (iii) to attorneys as needed in connection with any legal action arising out of transactions contemplated by the Underwriting Agreement to which a person permitted to rely on this letter is a party.

Very truly yours,

PILLSBURY WINTHROP SHAW PITTMAN LLP

Exhibit A

Specified Free Writing Prospectuses

1.	Free writing prospectus in the form attached as Schedule A of the Underwriting Agreement, dated as of September 20, 2017, and filed with the Commission on September 21, 2017.

2.	Free writing prospectus in the form of the investor presentation of the Company, identified on Schedule A of the Underwriting Agreement, used on September 20, 2017, and filed with the Commission on September 20, 2017.

Schedule A

Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, New York 10010 Moody’s Investor Service, Inc. 250 Greenwich Street New York, New York 10007	Wilmington Trust Company, Individually, As Loan Trustee, as Subordination Agent, and as Pass Through Trustee 1100 N. Market Street Wilmington, Delaware 19890-1605

Standard & Poor’s Ratings Services 55 Water Street New York, New York 10041

KfW IPEX-Bank GmbH Aviation, X2b, KV 28063 Palmengartenstraße 5-9 60325 Frankfurt am Main Germany

EXHIBIT D to

FIRST AMENDMENT TO

PARTICIPATION AGREEMENT

FORM OF OPINION OF

SPECIAL DELAWARE COUNSEL FOR THE COMPANY

[Attached.]

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

October 4, 2017

To Each of the Persons Listed

on Schedule A Attached Hereto

Re:	American Airlines, Inc. – UCC-3 Financing Statement Amendment

regarding One Airbus Model A321-231 Aircraft

Bearing Manufacturer’s Serial Number 7515

Ladies and Gentlemen:

We have acted as special Delaware counsel for American Airlines, Inc., a Delaware corporation (the “Company”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the documents listed on Schedule B attached hereto.

For purposes of this opinion, we have not reviewed any documents other than the documents referenced above. In particular, we have not reviewed any document (other than the documents referenced above) that is referred to in or incorporated by reference in any document reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the originals of those documents.

For purposes of this opinion, we have assumed (i) that each of the parties to the documents examined by us has been duly organized, formed or created, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its organization, formation or creation, (ii) the legal capacity of natural persons who are signatories to the documents examined by us, (iii) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (iv) that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, and (v) that each of the documents examined by us constitutes a valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms.

To Each of the Persons Listed

on Schedule A Attached Hereto

October 4, 2017

This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws (including federal bankruptcy law) and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Financing Statement Amendment is in an appropriate form for filing with the Secretary of State of the State of Delaware (Uniform Commercial Code Section) (the “Division”).

2. To the extent that Article 9 of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof (the “Delaware UCC”) is applicable (without regard to conflict of laws principles), upon the filing of the Financing Statement Amendment with the Division, the Loan Trustee will continue to have a perfected security interest in the Company’s rights in that portion of the Collateral (as defined in the Indenture) described in the Financing Statement Amendment in which a security interest may be perfected by the filing of a UCC financing statement with the Division (the “Filing Collateral”) and the proceeds thereof (as defined in Section 9-102(a)(64) of the Delaware UCC).

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A. We have assumed that (i) the Company has sufficient rights in the Collateral and has received sufficient value and consideration in connection with the security interest granted under such Indenture for the security interest of the Loan Trustee to attach, and (ii) that the Original Financing Statement is in full force and effect and has not been amended or terminated. We express no opinion as to the nature or extent of the Company’s rights in, or title to, any portion of the Collateral.

B. We note that the Indenture is expressed to be governed by the laws of the State of New York. Accordingly, we have assumed that the security interests in the collateral identified in the Indenture and the proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) thereof have been duly created and have attached (as to which we express no opinion).

C. The opinions set forth above are limited to Article 9 of the Delaware UCC, and therefore such opinions do not address (i) laws of jurisdictions other than the State of

To Each of the Persons Listed

on Schedule A Attached Hereto

October 4, 2017

Delaware, and of the State of Delaware except for Article 9 of the Delaware UCC, (ii) collateral of a type not subject to Article 9 of the Delaware UCC, or (iii) Sections 9-301 through 9-307 of the Delaware UCC, which law governs perfection of the security interests granted in the collateral covered by this opinion.

D. We note that further filings under the Delaware UCC may be necessary to preserve and maintain (to the extent established and perfected by the filing of the Financing Statement as described herein) the security interests of the Loan Trustee in the Filing Collateral, including, without limitation, the following:

(i) appropriate continuation filings to be made within the period of six months prior to the expiration of five year anniversary dates from the date of the original filing of the Financing Statement;

(ii) filings required with respect to proceeds of collateral under Section 9-315(d) of the Delaware UCC;

(iii) filings required within four months of the change of name, identity or structure made by or with respect to the Company, to the extent set forth in Sections 9-507 and 9-508 of the Delaware UCC;

(iv) filings required within four months of a change by the Company of its location to another jurisdiction, to the extent set forth in Sections 9-301 and 9-316 of the Delaware UCC; and

(v) filings required within one year after the transfer of collateral to a Person that becomes a debtor and is located in another jurisdiction, to the extent set forth in Section 9-316 of the Delaware UCC.

E. Further, we note that the effectiveness of the Financing Statement may terminate and additional filings may be required if the secured party changes its name or the address of the secured party as shown on the Financing Statement ceases to be an address from which information concerning the secured party’s security interest can be obtained, unless a new appropriate financing statement or amendment indicating the new name or address of the secured party from which information concerning the secured party’s security interest can be obtained, is properly filed upon the effectiveness of such change in name or address.

F. We do not express any opinion as to the perfection or priority of any security interest in any portion of the Filing Collateral in which a security interest cannot be perfected by the filing of a financing statement with the Division. In addition, no opinion is expressed herein concerning (i) any collateral other than the Filing Collateral and the proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) thereof, (ii) any portion of the Filing Collateral that constitutes a “commercial tort claim” (as defined in Section 9-102(a)(13) of the Delaware UCC), (iii) any consumer transaction, or (iv) any security interest in goods covered by a certificate of title statute. Further, we do not express any opinion as to the perfection or

To Each of the Persons Listed

on Schedule A Attached Hereto

October 4, 2017

priority of any security interest in proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) of the Filing Collateral, except to the extent that such proceeds consist of cash proceeds (as defined in Section 9-102(a)(9) of the Delaware UCC) that are identifiable cash proceeds (as contemplated by Section 9-315(b) and (d) of the Delaware UCC), subject, however, to the limitations of Section 9-315 of the Delaware UCC.

G. We do not express any opinion as to the priority of any security interest.

H. We call to your attention that under the Delaware UCC, actions taken by a secured party (e.g., releasing or assigning the security interest, delivering possession of the collateral to the debtor or another person and voluntarily subordinating a security interest) may affect the validity, perfection or priority of a security interest.

I. The opinions expressed in paragraph 2 above are subject to the effect of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the transactions contemplated by the Indenture. In addition, your successors and assigns (including, without limitation, any trustee in connection with a securitization) and any rating agency may rely as to matters of Delaware law upon this opinion in connection with the matters set forth herein, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. In connection with the foregoing, we hereby consent to your and your successors’ and assigns’ (including, without limitation, any trustee in connection with a securitization) and any such rating agency’s relying as to matters of Delaware law upon this opinion. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,

MML/JGS/mag

SCHEDULE A

American Airlines, Inc.

Wilmington Trust Company

Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business

Moody’s Investors Service, Inc.

Credit Suisse Securities (USA) LLC

SCHEDULE B

1. The Indenture and Security Agreement (N928AM), dated as of February 28, 2017, between the Company, as owner, and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), as amended by the First Amendment to Indenture and Security Agreement (N928AM), dated as of October 4, 2017, between the Company and the Loan Trustee (the “Indenture”).

2. The UCC-3 financing statement amendment in the form attached hereto and marked as Exhibit “1” (the “Financing Statement Amendment”) to be filed with the Division, amending that certain UCC-1 financing statement as filed with the Division naming the Company as debtor and the Loan Trustee as secured party (the “Original Financing Statement”).

EXHIBIT “1”

EXHIBIT E to

FIRST AMENDMENT TO

PARTICIPATION AGREEMENT

FORM OF OPINION OF

SPECIAL COUNSEL FOR THE LOAN TRUSTEE, THE PASS THROUGH

TRUSTEES, THE SUBORDINATION AGENT AND WTC

[Attached.]

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

October 4, 2017

To Each of the Parties Listed

on Schedule A Attached Hereto

Re:	American Airlines, Inc. Pass Through Certificates, Series 2016-3B

Ladies and Gentlemen:

We have acted as counsel to Wilmington Trust Company, a Delaware trust company (in its individual capacity, “WTC”; in its capacity as Subordination Agent, Paying Agent, Pass Through Trustee or Loan Trustee, the “Trustee”), in connection with the transactions contemplated by a Pass Through Trust Agreement, dated as of September 16, 2014, between WTC, as Pass Through Trustee, and American Airlines, Inc. (“American”) (the “Basic Agreement”), as supplemented by one Pass Through Trust Supplement, dated as of the date hereof (a “Trust Supplement” and, together with the Basic Agreement, as so supplemented, the “Pass Through Trust Agreement”). This opinion is furnished pursuant to Section 4(b)(2) of the Class B Underwriting Agreement, dated September 20, 2017 (the “Underwriting Agreement”), between American and Credit Suisse Securities (USA) LLC, as the Underwriter. Capitalized terms used herein and not otherwise defined are used as defined in the Underwriting Agreement, except that reference herein to any document shall mean such document as in effect as of the date hereof.

We have examined executed counterparts of the following documents:

(a)	the Pass Through Trust Agreement;

(b)	the Intercreditor Agreement;

(c)	the Participation Agreement as amended by the First Amendment to Participation Agreement with respect thereto for each Aircraft (as defined in the Note Purchase Agreement);

(d)	the Note Purchase Agreement and all form aircraft financing documents attached thereto;

(e)	the Liquidity Facilities;

(f)	the Equipment Notes being issued today and authenticated by the Loan Trustee (the “Funded Aircraft Equipment Notes”);

(g)	the Indenture for each Aircraft (as defined in the Note Purchase Agreement) each as supplemented by that certain Indenture Supplement

To Each of the Parties Listed

on Schedule A Attached Hereto

October 4, 2017

each as listed on Exhibit A hereto, each dated as of the date indicated on Exhibit A (collectively, the “Existing Indentures”), as amended by the First Amendment thereto, dated as of October 4, 2017 (each, an “Indenture Amendment” and each Indenture, as amended by the related Indenture Amendment, an “Indenture”), between the Company and the Loan Trustee (the documents listed in (a) through (g) are collectively referred to herein as the “Transaction Documents”);

(h)	the Underwriting Agreement;

(i)	(1) the Registration Statement on Form S-3 (Registration No. 333-216167-01), filed by American under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), with the Securities and Exchange Commission on February 22, 2017, including the exhibits thereto and the documents filed by American with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, that are incorporated by reference therein and also including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Securities Act, (2) the base prospectus dated February 22, 2017 related to pass through certificates included in the Registration Statement, (3) the preliminary prospectus supplement of American dated September 20, 2017, relating to the Pass Through Certificates, Series 2016-3B (the “Certificates”) in the form filed pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein, (4) the free writing prospectuses identified in Section A to the Underwriting Agreement, and (5) the final prospectus supplement of American dated September 20, 2017, relating to the Certificates in the form filed pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein (collectively, the “Prospectus”); and

(j)	the Certificates being issued today in definitive form.

We have also examined originals or copies of such other documents and such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of the corporations or entities referred to herein as we have deemed necessary or appropriate for the purposes of this opinion. Moreover, as to certain facts material to the opinions expressed herein, we have relied upon the representations and warranties contained in the documents referred to in this paragraph.

To Each of the Parties Listed

on Schedule A Attached Hereto

October 4, 2017

Based upon the foregoing and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

1. WTC is a trust company duly organized and validly existing in good standing under the laws of the State of Delaware, and has the corporate power and authority to execute, deliver and perform its obligations under, in its individual capacity, or as Trustee, as the case may be, the Transaction Documents and the Certificates. WTC is a “citizen of the United States” as defined in 49 U.S.C. § 40102.

2. Each of the Transaction Documents has been duly authorized, executed and delivered by WTC in its individual capacity, or as Trustee, as the case may be, and constitutes the legal, valid and binding obligation of WTC in its individual capacity, or as Trustee, as the case may be, enforceable against WTC in its individual capacity, or as Trustee, as the case may be, in accordance with its terms. The Pass Through Trust Agreement is a legal, valid and binding obligation of American, enforceable against American in accordance with its terms.

3. WTC, solely in its capacity as Trustee, has duly authorized, issued, executed and delivered the Certificates to the holders thereof pursuant to the terms and provisions of the Pass Through Trust Agreement; the Certificates are duly authorized, legal, valid and binding obligations of the Class B Trust (as defined in the Intercreditor Agreement), enforceable against the Class B Trust in accordance with their terms and the terms of the Pass Through Trust Agreement and are entitled to the benefits of the Pass Through Trust Agreement.

4. No authorization, consent or approval of, notice to or filing with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States governing the trust powers of WTC is required for the execution, delivery or performance by WTC in its individual capacity, or as Trustee, as the case may be, of the Transaction Documents or the Certificates.

5. Neither the execution, delivery or performance by WTC in its individual capacity, or as Trustee, as the case may be, of the Transaction Documents, the Funded Aircraft Equipment Notes, or the Certificates, nor compliance with the terms and provisions thereof, conflicts with the charter or bylaws of WTC or results in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation of the State of Delaware or the United States governing the trust powers of WTC or, to our knowledge, any order, writ, injunction or decree of any court or governmental authority against WTC or by which it or any of its properties is bound or, to our knowledge, any indenture, mortgage, contract or other agreement or instrument to which WTC is a party or by which it or any of its properties is bound, or constitutes a default thereunder.

To Each of the Parties Listed

on Schedule A Attached Hereto

October 4, 2017

6. Assuming that the Class B Trust will not be taxable as corporations, but, rather, will be classified as grantor trusts under subpart E, Part I of Subchapter J of the United States Internal Revenue Code of 1986, as amended (the “Code”), or as a partnership under Subchapter K of the Code, (i) the Class B Trust will not be subject to any tax (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business tax), fee or other governmental charge under the laws of the State of Delaware or any political subdivision thereof and (ii) the Certificateholders (as defined in the Basic Agreement) that are not residents of or otherwise subject to tax in Delaware will not be subject to any tax (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business tax), fee or other governmental charge under the laws of the State of Delaware or any political subdivision thereof as a result of purchasing, holding (including receiving payments with respect to) or selling a Certificate.

7. The statements set forth under the caption “Certain Delaware Taxes” in the Prospectus, insofar as such statements purport to constitute summaries of Delaware tax law and regulations or legal conclusions with respect thereto, are accurate summaries of the matters described therein in all material respects.

8. No taxes, fees or other charges (other than taxes payable by WTC on or measured by any compensation received by WTC for its services as Trustee) are required to be paid by the Trustee or the Class B Trust created by the Pass Through Trust Agreement under the laws of the State of Delaware, or any political subdivision thereof, in connection with the execution, delivery or performance of the Transaction Documents to which the Trustee is party and the Funded Aircraft Equipment Notes, which taxes, fees or other charges would not be required to be paid if WTC were not a Delaware trust company and did not perform its obligations as Trustee under the Pass Through Trust Agreement in the State of Delaware.

9. To our knowledge, there are no proceedings pending or threatened against or affecting WTC in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Class B Trust or question the right, power and authority of WTC in its individual capacity, or as Trustee, as the case may be, to enter into or perform its obligations under the Transaction Documents or which would call into question or challenge the validity of any of the Transaction Documents or the enforceability thereof.

10. The Series B Equipment Notes (as defined in the Note Purchase Agreement) to be delivered to and registered in the name of the Subordination Agent pursuant to the Participation Agreements, the Indentures (each as defined in the Intercreditor Agreement),

To Each of the Parties Listed

on Schedule A Attached Hereto

October 4, 2017

the Note Purchase Agreement and the Intercreditor Agreement will be held by the Subordination Agent in trust as trustee for the Class B Trustee under the Pass Through Trust Agreement on behalf of the Certificateholders of the Class B Trust.

11. Each of the Funded Aircraft Equipment Notes has been duly and validly authenticated by the Trustee in accordance with the applicable Indenture and will be held by the Subordination Agent in trust as trustee for the Trustee under the Pass Through Trust Agreement on behalf of the Certificateholders of the Class B Trust.

The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

A. We are admitted to practice law in the State of Delaware and do not hold ourselves out as being experts on the law of any other jurisdiction. The foregoing opinions are limited to the laws of the State of Delaware, the federal laws of the United States of America governing the trust powers of WTC, except that we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the Trust Indenture Act of 1939, as amended, (ii) Part A of Subtitle VII of Title 49 of the United States Code, as amended (except with respect to the opinion set forth in paragraph 1 above concerning the citizenship of WTC), (iii) the Federal Communications Act of 1934, as amended, (iv) state securities or blue sky laws, or (v) laws, rules and regulations applicable to the particular nature of the equipment acquired by American. Insofar as the foregoing opinions relate to the validity and enforceability of the Transaction Documents expressed to be governed by the laws of the State of New York, we have assumed that each such document is legal, valid, binding and enforceable in accordance with its terms under such laws (as to which we express no opinion).

B. The foregoing opinions regarding enforceability are subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to or affecting the rights and remedies of creditors generally, and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

C. We have assumed the due authorization, execution and delivery by each of the parties thereto (other than WTC in its individual capacity, or as Trustee) of the Transaction Documents, and that each of such parties has the full power, authority and legal right to execute, deliver and perform each such document.

D. We have assumed that all signatures (other than those of WTC in its individual capacity, or as Trustee, as the case may be) on documents examined by us are

To Each of the Parties Listed

on Schedule A Attached Hereto

October 4, 2017

genuine, that all documents submitted to us as originals are authentic, and that all documents submitted to us as copies or specimens conform with the originals, which facts we have not independently verified.

E. The opinions expressed in paragraph 8 above regarding any pending litigation or court order with respect to the Trusts are limited solely to our search as of the date hereof of public records of the Chancery Court of the State of Delaware in and for New Castle County, the Superior Court of the State of Delaware in and for New Castle County and the United States District Court for the District of Delaware.

F. We have not participated in the preparation of any offering materials with respect to the Certificates and assume no responsibility for their contents.

G. In basing the opinions set forth herein on “our knowledge,” the words “our knowledge” signify that no information has come to the attention of the attorneys in the firm who are directly involved in the representation of WTC in this transaction that would give us actual knowledge that any such opinions are not accurate. Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters.

This opinion may be relied upon by you in connection with the matters set forth herein. We also consent to the reliance upon this opinion as to matters of Delaware law by Latham & Watkins LLP and Milbank, Tweed, Hadley & McCloy LLP as if it were addressed to them, in rendering their opinions to you of even date herewith. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,

MML/mag

SCHEDULE A

American Airlines, Inc.

Wilmington Trust Company

Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business

Moody’s Investors Service, Inc.

Credit Suisse Securities (USA) LLC

EXHIBIT A

No.	Aircraft (Reg. No.)	Manufacturer Serial Number	Aircraft Type	Indenture and Security Agreement	Indenture Supplement
1	N240NN	17000594	Embraer ERJ 170-200 LR	Indenture and Security Agreement (N240NN), dated October 7, 2016	Indenture Supplement (N240NN) No. 1, dated October 7, 2016

2	N241NN	17000595	Embraer ERJ 170-200 LR	Indenture and Security Agreement (N241NN) , dated October 7, 2016	Indenture Supplement (N241NN) No. 1, dated October 7, 2016

3	N242NN	17000601	Embraer ERJ 170-200 LR	Indenture and Security Agreement (N242NN), dated October 19, 2016	Indenture Supplement (N242NN) No. 1, dated October 19, 2016

4	N243NN	17000604	Embraer ERJ 170-200 LR	Indenture and Security Agreement (N243NN), dated October 19, 2016	Indenture Supplement (N243NN) No. 1, dated October 19, 2016

5	N244NN	17000609	Embraer ERJ 170-200 LR	Indenture and Security Agreement (N244NN), dated November 8, 2016	Indenture Supplement (N244NN) No. 1, dated November 8 , 2016

6	N245NN	17000614	Embraer ERJ 170-200 LR	Indenture and Security Agreement (N245NN), dated as of November 18, 2016	Indenture Supplement (N245NN) No. 1, dated November 18 , 2016

7	N246NN	17000618	Embraer ERJ 170-200 LR	Indenture and Security Agreement (N246NN), dated as of December 9, 2016	Indenture Supplement (N246NN) No. 1, dated December 9 , 2016

8	N247NN	17000619	Embraer ERJ 170-200 LR	Indenture and Security Agreement (N247NN), dated as of December 9, 2016	Indenture Supplement (N247NN) No. 1, dated December 9, 2016

9	N988NN	31237	Boeing 737-800	Indenture and Security Agreement (N988NN), dated October 7, 2016	Indenture Supplement (N988NN) No. 1, dated October 7, 2016

10	N997NN	33250	Boeing 737-800	Indenture and Security Agreement (N997NN), dated October 7, 2016	Indenture Supplement (N997NN) No. 1, dated October 7, 2016

11	N998NN	31250	Boeing 737-800	Indenture and Security Agreement (N998NN), dated October 7, 2016	Indenture Supplement (N998NN) No. 1, dated October 7, 2016

12	N200NV	33341	Boeing 737-800	Indenture and Security Agreement (N200NV), dated October 19, 2016	Indenture Supplement (N200NV) No. 1, dated October 19, 2016

13	N301NW	33342	Boeing 737-800	Indenture and Security Agreement (N301NW), dated November 18, 2016	Indenture Supplement (N301NW) No. 1, dated November 18, 2016

14	N301PA	31255	Boeing 737-800	Indenture and Security Agreement (N301PA), dated December 29, 2016	Indenture Supplement (N301PA) No. 1, dated December 29, 2016

15	N305NX	31253	Boeing 737-800	Indenture and Security Agreement (N305NX), dated November 18, 2016	Indenture Supplement (N305NX) No. 1, dated November 18, 2016

16	N306NY	33343	Boeing 737-800	Indenture and Security Agreement (N306NY), dated December 29, 2016	Indenture Supplement (N306NY) No. 1, dated December 29, 2016

17	N821AN	40640	Boeing 787-9	Indenture and Security Agreement (N821AN), dated October 19, 2016	Indenture Supplement (N821AN) No. 1, dated October 19, 2016

18	N822AN	40642	Boeing 787-9	Indenture and Security Agreement (N822AN), dated October 31, 2016	Indenture Supplement (N822AN) No. 1, dated October 31, 2016

19	N823AN	40641	Boeing 787-9	Indenture and Security Agreement (N823AN), dated December 29, 2016	Indenture Supplement (N823AN) No. 1, dated December 29, 2016

20	N824AN	40643	Boeing 787-9	Indenture and Security Agreement (N824AN), dated January 30, 2017	Indenture Supplement (N824AN) No. 1, dated January 30, 2017

21	N993AN	7188	Airbus A321-231	Indenture and Security Agreement (N993AN), dated November 8, 2016	Indenture Supplement (N993AN) No. 1, dated November 8, 2016

22	N994AN	7407	Airbus A321-231	Indenture and Security Agreement (N994AN), dated November 18, 2016	Indenture Supplement (N994AN) No. 1, dated November 18, 2016

23	N995AN	7301	Airbus A321-231	Indenture and Security Agreement (N995AN), dated December 29, 2016	Indenture Supplement (N995AN) No. 1, dated December 29, 2016

24	N996AN	7310	Airbus A321-231	Indenture and Security Agreement (N996AN), dated December 29, 2016	Indenture Supplement (N996AN) No. 1, dated December 29, 2016

25	N928AM	7515	Airbus A321-231	Indenture and Security Agreement (N928AM), dated February 28, 2017	Indenture Supplement (N928AM) No. 1, dated February 28, 2017

EXHIBIT F to

FIRST AMENDMENT TO

PARTICIPATION AGREEMENT

FORM OF OPINION OF

SPECIAL FAA COUNSEL

[Attached.]

First Amendment to Participation Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

October 4, 2017

To the Parties Named on

           Schedule 1 attached hereto

RE:	One (1) model (shown on the IR as model ) aircraft bearing manufacturer’s serial number and U.S. Registration No. N (the “Airframe”) and two (2) model (shown on the IR as model ) aircraft engines bearing manufacturer’s serial numbers and (the “Engines”)

Ladies and Gentlemen:

Acting as special legal counsel in connection with the transactions contemplated by the instruments described below, this opinion is furnished to you with respect to (i) the registration of interests with the International Registry (the “IR”) created pursuant to, and according to the provisions of, the Convention on International Interests in Mobile Equipment (the “Convention”), the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment (the “Protocol”), both signed in Cape Town, South Africa on November 16, 2001, together with the Regulations for the International Registry (the “Regulations”), the International Registry Procedures (the “Procedures”), and all other rules, amendments, supplements, and revisions thereto (collectively, the “CTT”), all as in effect on this date in the United States of America, as a Contracting State, and (ii) the recordation of instruments and the registration of airframes with the Federal Aviation Administration (the “FAA”) under the requirements of Title 49 of the United States Code (the “Transportation Code”).

Terms capitalized herein and not otherwise defined herein shall have the meanings given in the CTT and on Schedule 2 attached hereto.

On                 2017, at         .M., C.D.T., we examined and filed with the FAA the First Amendment to Indenture and Security Agreement (N    ) dated as of                 2017 (the “Security Agreement Amendment”) between American Airlines, Inc. (the “Company”) and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), amending the Security Agreement covering the Airframe and the Engines.

Based upon our examination of the foregoing instrument and such records of the FAA and the IR as we deemed necessary to render this opinion, it is our opinion that:

1.	the Airframe and the Engines constitute Aircraft Objects based upon the Cape Town Eligible Aircraft list and the applicable Type Certificate Data Sheets compiled by the FAA;

2.	the Security Agreement Amendment is in due form for recordation by, and has been duly filed for recordation with, the FAA pursuant to and in accordance with the Transportation Code;

3.	the Airframe is duly registered in the name of the Company pursuant to and in accordance with the Transportation Code;

4.	the owner of the Airframe for registration purposes at the FAA is the Company and the Airframe and the Engines are free and clear of liens and encumbrances of record at the FAA except as created by the Security Agreement, as amended by the Security Agreement Amendment;

5.	the Security Agreement, as amended by the Security Agreement Amendment, creates a duly perfected first priority security interest, in favor of the Loan Trustee, pursuant to the Transportation Code, in the Airframe and the Engines, it being understood that no opinion is rendered herein as to the validity, priority or enforceability of such security interest under applicable local or foreign law, or as to recognition of the perfection of the security interest as against third parties in any legal proceeding outside the United States;

6.	based upon the Priority Search Certificates obtained from the IR, copies of which are attached hereto as Schedule 3 and incorporated herein by reference:

(a)	the Airframe and the Engines are subject only to the CTT Security Interest;

(b)	the CTT Security Interest has been duly registered on the IR and constitutes a first priority International Interest in the Airframe and the Engines;

7.	the CTT Security Interest is entitled to the priorities, protections and benefits of the CTT, subject to the statements on Exhibit A attached hereto;

8.	no further registration on the IR of the CTT Security Interest is required under the CTT in order to maintain the effectiveness and priority thereof and no other registration of the Airframe or filings other than filings with the FAA (which have been duly effected) are necessary in order to:

(a)	maintain the registration of the Airframe in the name of the Company, subject to compliance with the provisions of Title 14, Section 47.40 of the Code of Federal Regulations relating to re-registration and renewal of the registration of the Airframe; and

(b)	maintain the lien and priority of the Security Agreement, as amended by the Security Agreement Amendment, with respect to the Airframe and the Engines; and

9.	no authorization, approval, consent, license or order of, or registration with, or the giving of notice to, the FAA is required for the valid authorization, delivery and performance of the Security Agreement Amendment, except for such filings as are referred to above and the prior filing of the Security Agreement with the FAA.

In the event the CTT Security Interest is not subject to the CTT, then the interests created thereby are governed by the Transportation Code or applicable law.

This opinion is subject to certain comments, limitations and assumptions as listed in Exhibit A attached hereto and incorporated herein by reference.

Very truly yours,

ROBIN D. JENSON
For the Firm

AA/N/filop

SCHEDULE 1

American Airlines, Inc.

Credit Suisse Securities (USA) LLC

Wilmington Trust Company, individually, as Loan Trustee, as Subordination Agent, and as Pass Through Trustee

KfW IPEX-Bank GmbH

Standard & Poor’s Ratings Services, a Standard and Poor’s Financial Services LLC business

Moody’s Investors Service, Inc.

SCHEDULE 2

Description of Security Agreement

Description of CTT Security Interest

International Interest between American Airlines, Inc., as debtor, and Wilmington Trust Company, as loan trustee, as creditor, with respect to the Airframe and the Engines, as more particularly described in the Priority Search Certificates attached hereto.

SCHEDULE 3

[the Priority Search Certificates attached hereto]

EXHIBIT A

Assumptions and Limitations

In rendering the foregoing opinion we have assumed that:

(i)	the records maintained by the FAA are accurate in all respects;

(ii)	the Priority Search Certificates are accurate in all respects, contain all the registered information and data on the IR in connection with the Airframe and the Engines to which they relate, and have not been altered since the date of such Priority Search Certificates;

(iii)	there have been no registrations made on the IR against the Airframe and the Engines using descriptions which vary from the IR descriptions shown above for the Airframe and the Engines and, for the purposes of this opinion, only the models and serial numbers contained in the IR descriptions of the Airframe and the Engines shown above were utilized for the IR searches;

(iv)	the IR descriptions of the Airframe and the Engines are as noted above and are accurate and complete descriptions with respect to the registrations on the IR;

(v)	at the time the Security Agreement was concluded, the Debtor was situated, pursuant to the CTT, in the United States;

(vi)	the necessary parties under the Security Agreement have given the consents in writing to the registration with the IR of the interests in the Airframe and the Engines created thereby;

(vii)	the CTT Security Interest is effective under applicable local law to constitute an interest, a sale, an assignment or a discharge which is subject to the CTT and registration on the IR;

(viii)	all of the registrations indicated on the Priority Search Certificates are fully and properly constituted and validly created under the CTT;

(ix)	all documents identified in this opinion, all documents in the records maintained by the FAA for the Airframe and the Engines, as well as any registrations on the IR pertaining to the Airframe and the Engines, are valid, enforceable and sufficient under the relevant applicable law or the CTT to create, effect or terminate the rights and interests they purport to create, effect or terminate;

(x)	in rendering this opinion, we have assumed that:

(a)	the Company qualifies as a “citizen of the United States” as defined in the Transportation Code;

(b)	the instruments described above are valid and enforceable under applicable local law; and

(c)	there are no documents with respect to the Airframe or the Engines which have been filed for recordation with the FAA under the FAA’s recording system but which have not yet been listed in the available records of such system as having been so filed;

(xi)	there has been no subordination or variation of any priority that would be acquired pursuant to the terms of the CTT, in connection with the registrations on the IR evidenced by the Priority Search Certificates other than pursuant to any subordination indicated on the Priority Search Certificates;

(xii)	the Airframe is not registered under the civil aircraft registry of any other country;

(xiii)	the Cape Town Eligible Aircraft list and the applicable Type Certificate Data Sheets compiled by the FAA, insofar as they relate to the Airframe and the Engines, are accurate in all respects;

(xiv)	the Airframe and the Engines have been accurately described by manufacturer’s name, model and serial number by the parties in the instruments described above; and

(xv)	the United States Contracting State search certificate description of declarations, withdrawals of declarations and categories of non-consensual rights or interests, as communicated to the Registrar by UNIDROIT as the Depositary as having been declared by the United States, and the date on which each such declaration or withdrawal of declaration is recorded, are accurate in all respects.

In addition, our opinion is subject to the following limitations:

(i)

a search on the IR pursuant to the CTT requires that the searching party enter the exact manufacturer, model or serial number of an airframe or engine being searched using the appropriate drop down boxes, where available, and if a registration has been made on the IR against the Airframe or the Engines which describes the Airframe or the Engines differently (i.e. any space, comma, dash, added number or character, missing number or character, or any other discrepancy whatsoever in the description of the manufacturer, model or serial number) the Priority Search Certificates will produce an inaccurate search result; accordingly, there may be registrations on the IR against the Airframe and the Engines which are not reflected on the Priority Search Certificates and which may have priority over subsequent registrations on the IR or filings with the FAA;

(ii)	the opinion relating to the registration of the Airframe with the FAA is issued only as to its current eligibility for registration and not with respect to events which may occur in the future which may affect the continued eligibility for registration;

(iii)	as to matters of United States Citizenship as defined in the Transportation Code, the undersigned has relied upon representations made in the Aircraft Registration Application already on file with the FAA;

(iv)	because the FAA does not maintain registration records for engines for nationality purposes, we cannot independently verify the owner, make, model, or serial numbers of the Engines;

(v)	in rendering this opinion, we are subject to the accuracy of the FAA, its employees and agents in the filing, indexing, cross-referencing, imaging and recording of instruments filed with the FAA;

(vi)	no opinion is expressed herein as to laws other than the CTT and the Transportation Code;

(vii)	this opinion as to the status of the records of the FAA as to the Airframe covers only that period of time during which the Airframe has been subject to United States Registration;

(viii)	the Security Agreement Amendment was filed with the FAA with certain information intentionally omitted from the FAA filing counterpart as containing confidential or proprietary information and we have relied upon the opinion of John A. Cassady, Deputy Chief Counsel of the FAA issued September 16, 1994 (Federal Register/Volume 59, Number 182/September 21, 1994) and the current practices of the FAA with respect to the eligibility of the Security Agreement Amendment for recordation with the confidential omissions; and

(ix)	since our examination was limited to records maintained by the FAA and the IR, our opinion:

(a)	in respect of rights derived from FAA filings, does not cover liens, claims or encumbrances of which the parties have actual notice as contemplated by 49 U.S.C. 44108(a);

(b)	in respect of rights derived from FAA filings or registrations with the IR, does not cover liens, claims or encumbrances which are perfected without the filing of notice thereof with the FAA or the IR, including without limitation, federal tax liens, liens arising under Section 1368(a) of Title 29 of the United States Code, liens arising under 49 U.S.C. ‘46304 and certain artisan’s liens;

(c)	does not cover liens perfected in foreign jurisdictions, except to the extent applicable law would regulate their priority based on registration with the IR; and

(d)	does not cover any rights to arrest or detain an airframe or an engine under any applicable law.

EXHIBIT B to

NOTE PURCHASE AGREEMENT

FORM OF FIRST AMENDMENT TO INDENTURE

[Attached.]

Amended and Restated Note Purchase Agreement

American Airlines 2016-3 Aircraft EETC

FORM

FIRST AMENDMENT TO

INDENTURE AND SECURITY AGREEMENT

([Reg. No.])

Dated as of October 4, 2017

between

AMERICAN AIRLINES, INC.

and

WILMINGTON TRUST COMPANY,

as Loan Trustee

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

FIRST AMENDMENT TO

INDENTURE AND SECURITY AGREEMENT

([Reg. No.])

This FIRST AMENDMENT TO INDENTURE AND SECURITY AGREEMENT ([Reg. No.]) (this “First Indenture Amendment”), dated as of October 4, 2017, is made by and between AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), and WILMINGTON TRUST COMPANY, a Delaware trust company, not in its individual capacity, except as expressly stated herein, but solely as Loan Trustee hereunder (together with its permitted successors hereunder, the “Loan Trustee”).

W I T N E S S E T H:

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Indenture referred to below;

WHEREAS, on the Closing Date, which occurred on                     , 201[    ]1, the Company and the Loan Trustee entered into that certain Indenture and Security Agreement ([Reg. No.]), dated as of                     , 201[        ]2, as supplemented by Indenture Supplement ([Reg. No.]) No. 1 thereto, dated                     , 201[        ]3, which was recorded by the FAA on                    , 201[        ]4, [but not yet recorded]5[and assigned Conveyance No.            ]6 (the “Original Indenture”), pursuant to which, among other things, the Company issued to the Subordination Agent the Series AA Equipment Notes and the Series A Equipment Notes, in each case in the applicable original principal amount, having the applicable maturity and bearing interest at the applicable Debt Rate as specified on Schedule I to the Original Indenture;

WHEREAS, in connection with the Original Indenture, the Company, the Class AA Trustee, the Class A Trustee, the Subordination Agent, the Loan Trustee and WTC in its individual capacity, entered into that certain Participation Agreement ([Reg. No.]),

[1]	To insert the relevant Closing Date for the Aircraft.
[2]	To insert the relevant Closing Date for the Aircraft.
[3]	To insert the relevant Closing Date for the Aircraft.
[4]	To insert the relevant Closing Date for the Aircraft.
[5]	To be included if recordation data is not available on the Class B Closing Date
[6]	To be included and completed with info if recordation data is available on the Class B Closing Date.

2

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

dated as of                     , 201[        ]7 (the “Original Participation Agreement”), providing for the issuance by the Company of the Series AA Equipment Notes and the Series A Equipment Notes secured by a security interest in the Company’s right, title and interest in and to the Aircraft and certain other property described in the Original Indenture;

WHEREAS, Section 2.02 of the Original Indenture provides that, subject to compliance with the conditions set forth in Section 4(a)(v) of the Original Note Purchase Agreement (as in effect immediately prior to the Series B Closing (as defined in the First PA Amendment referred to below)), Section 2.02 of the Original Participation Agreement and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series B Closing), the Company shall have the option to issue Additional Series Equipment Notes at any time and from time to time;

WHEREAS, the Company now desires to issue Additional Series Equipment Notes designated as “Series B Equipment Notes” (such Equipment Notes, the “Series B Equipment Notes”), which Series B Equipment Notes are to be secured by a security interest in all right, title and interest of the Company in and to the Aircraft and certain other property described in the Indenture;

WHEREAS, concurrently with the execution and delivery of this First Indenture Amendment, the Company, WTC, as Class AA Trustee, Class A Trustee and Class B Trustee (as defined in the First PA Amendment referred to below), the Subordination Agent and the Loan Trustee, and WTC, in its individual capacity, entered into that certain First Amendment to Participation Agreement ([Reg. No.]), dated as of the date hereof (the “First PA Amendment”), pursuant to which, among other things, Series B Equipment Notes specified in Schedule I to the Indenture and substantially in the form set forth in Section 2.01 of the Indenture will be issued to the Subordination Agent;

WHEREAS, in connection with such issuance of the Series B Equipment Notes and other transactions contemplated by the First PA Amendment, the Company and the Loan Trustee desire to amend the Original Indenture to provide for the Company’s issuance of Series B Equipment Notes on the terms provided herein and therein;

WHEREAS, all things have been done to make the Series B Equipment Notes, when executed by the Company and authenticated and delivered by the Loan Trustee, the valid, binding and enforceable obligations of the Company; and

WHEREAS, all things necessary to make this First Indenture Amendment a legal, valid and binding obligation of the Company have been done and performed and have occurred;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

[7]	To insert the relevant Closing Date for the Aircraft.

3

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

ARTICLE I

Section 1.01 Issuance of Series B Equipment Notes. The Series B Equipment Notes being issued pursuant to the Original Indenture, as amended by this First Indenture Amendment, shall be dated the date of issuance thereof, and shall be issued with the maturity date and in the original principal amount, and shall bear interest at the applicable Debt Rate, in each case as specified in Schedule I to the Original Indenture, as such Schedule I is amended by this First Indenture Amendment. On the date hereof, each Series B Equipment Note shall be issued to the Subordination Agent on behalf of the Class B Pass Through Trust created under the Pass Through Trust Agreement related thereto.

Section 1.02 Series B Equipment Notes Related Provisions. For the avoidance of doubt, the parties hereto agree that from and after the date hereof the Series B Equipment Notes being issued as provided herein shall constitute “Series B Equipment Notes” and be included in “Equipment Notes” for all purposes of the Indenture and the other Operative Documents.

Section 1.03 Definitional Provisions.

(a) For purposes of this First Indenture Amendment, (i) the term “Indenture” means the Original Indenture as amended by this First Indenture Amendment and (ii) the term “Participation Agreement” means the Original Participation Agreement as amended by the First PA Amendment.

(b) All references in this First Indenture Amendment to designated “Articles”, “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision of this First Indenture Amendment, unless otherwise specifically stated.

(c) The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this First Indenture Amendment as a whole and not to any particular Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(d) Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.

(e) All references in this First Indenture Amendment to a Person shall include successors and permitted assigns of such Person.

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First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

ARTICLE II

Section 2.01 Amendments to Granting Clause and Sections 3.07 and 10.01. The Granting Clause, Section 3.07 and Section 10.01 of the Original Indenture are hereby amended by replacing the phrase “subclause (ix) of clause “third” of Section 3.03” appearing therein with the phrase “subclause (xi) of clause “third” of Section 3.03”.

Section 2.02 Amendment to Section 2.01. Section 2.01 of the Original Indenture is hereby amended as follows:

(a) The paragraph beginning with “The indebtedness evidenced by this Equipment Note” is deleted in its entirety and replaced with the following:

“The indebtedness evidenced by this Equipment Note is[,]8 [(i) to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of [Series AA Equipment Notes]9[Series AA Equipment Notes and Series A Equipment Notes]10 [Series AA Equipment Notes, Series A Equipment Notes and Series B Equipment Notes]11, and certain other Secured Obligations, and (ii)]12 to the extent and in the manner provided in each Related Indenture, subordinate and subject in right of payment to the prior payment in full under such Related Indenture of the “Secured Obligations” in respect of the “Equipment Notes” issued under such Related Indenture, and this Equipment Note is issued subject to such provisions. The Noteholder of this Equipment Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as appropriate, on such Noteholder’s behalf to take any action necessary or appropriate to effectuate the subordination as provided in this Indenture or the applicable Related Indenture and (c) appoints the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as appropriate, as such Noteholder’s attorney-in-fact for such purpose.”

Section 2.03 Amendment to Section 2.02. Section 2.02 of the Original Indenture is hereby amended as follows:

[8]	To be inserted in the case of a Series AA Equipment Note.
[9]	To be inserted in the case of a Series A Equipment Note.
[10]	To be inserted in the case of a Series B Equipment Note.
[11]	To be inserted in the case of an Additional Series Equipment Note
[12]	To be inserted in the case of a Series A Equipment Note, a Series B Equipment Note or an Additional Series Equipment Note.

5

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(a) The first paragraph is deleted in its entirety and replaced with the following:

“Section 2.02. Issuance and Terms of Equipment Notes. The Equipment Notes shall be dated the date of issuance thereof, shall be issued in (a) separate Series consisting of Series AA Equipment Notes, Series A Equipment Notes, Series B Equipment Notes and Additional Series Equipment Notes (if issued) (if more than one series of Additional Series Equipment Notes are so issued whether at the same or different times, each such series shall have a different designation such as, for example, “Series C” and “Series D”) and (b) the maturities and original principal amounts and shall bear interest at the applicable Debt Rates specified in Schedule I hereto (as, in the case of any Equipment Notes issued after the Closing Date, such Schedule I may be amended in connection with such issuance). On the date of original issuance thereof, each Series AA Equipment Note, Series A Equipment Note, Series B Equipment Note and Additional Series Equipment Note (if issued) shall be issued to the Subordination Agent on behalf of each of the Pass Through Trustees for the applicable Pass Through Trust created under the Pass Through Trust Agreements referred to in Schedule II. Subject to compliance with the conditions set forth in Section 4(a)(v) of the Note Purchase Agreement, Section 2.02 of the Participation Agreement and Section 8.01(d) of the Intercreditor Agreement, the Company shall have the option to issue Additional Series Equipment Notes at any time and from time to time. In addition, if all of the Series A Equipment Notes, Series B Equipment Notes or any Series of Additional Equipment Notes (in each case, whether issued on or after the Closing Date) shall have been redeemed pursuant to Section 2.11(b) or repaid in full, the Company shall, subject to compliance with the conditions set forth in Section 4(a)(v) of the Note Purchase Agreement, Section 2.02 of the Participation Agreement and Section 8.01(c) of the Intercreditor Agreement, have the option to issue new Series A Equipment Notes, Series B Equipment Notes or Additional Series Equipment Notes with the same Series designation as, but with terms that may be the same as or different from those of, the redeemed or repaid Series A Equipment Notes, Series B Equipment Notes or Additional Series Equipment Notes. Without limitation of the foregoing, new Series A Equipment Notes, new Series B Equipment Notes and, if any Additional Series Equipment Notes shall have been issued hereunder, new Additional Series Equipment Notes may be issued pursuant to the provisions of Section 2.11(b). The Equipment Notes shall be issued in registered form only. The Equipment Notes shall be issued in denominations of $1,000 and integral multiples thereof, except that one Equipment Note of each Series may be in an amount that is not an integral multiple of $1,000.”

6

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(b) The second paragraph is deleted in its entirety and replaced with the following:

“Each Equipment Note shall bear interest at the Debt Rate specified for such Series calculated on the basis of a year of 360 days comprised of twelve 30-day months, payable in arrears on each Payment Date on the unpaid principal amount thereof from time to time outstanding from the most recent Payment Date to which interest has been paid or duly provided for (or, if no interest has been so paid or provided for, from the date of issuance of such Equipment Note) until such principal amount is paid in full, as further provided in the form of Equipment Note set forth in Section 2.01. The principal amount of each Series AA Equipment Note, each Series A Equipment Note, each Series B Equipment Note and each Additional Series Equipment Note (if issued) shall be payable in installments or in a single payment on the Payment Dates set forth in Schedule I to such Equipment Note, each such installment, if any, to be in an amount computed by multiplying the original principal amount of such Equipment Note by the corresponding percentage set forth in Schedule I hereto (as, in the case of any Equipment Notes issued after the Closing Date, such Schedule I may be amended in connection with such issuance) applicable to such Series, the applicable portion of which shall be attached as Schedule I to such Equipment Note, opposite the Payment Date on which such installment is due. Each Additional Series Equipment Note, if issued, shall be payable in installments or in a single payment as set forth in an amendment to this Indenture, and if payable in installments, such installments shall be calculated as set forth in the preceding sentence. Notwithstanding the foregoing, the final payment made under each Equipment Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, such Equipment Note. Each Equipment Note shall bear interest, payable on demand, at the Past Due Rate (and not at the Debt Rate) (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any principal amount and (to the extent permitted by applicable law) Make-Whole Amount, if any, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue under an Equipment Note if not paid in the manner provided therein or in this Indenture when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment hereunder or under any Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date, and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date.”

7

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Section 2.04 Amendment to Section 2.11. Section 2.11(b) of the Original Indenture is hereby amended by deleting it in its entirety and replacing it with the following:

“(b) All of the Series A Equipment Notes, all of the Series B Equipment Notes or all of any series of Additional Series Equipment Notes (or any combination of the foregoing) may be redeemed by the Company upon at least 15 days’ revocable prior written notice to the Loan Trustee and the Noteholders of each Series to be redeemed, and such Series of Equipment Notes being redeemed pursuant to this Section 2.11(b) shall be redeemed in whole at a redemption price equal to 100% of the unpaid principal amount thereof, together with accrued and unpaid interest thereon to (but excluding) the date of redemption and all other Secured Obligations owed or then due and payable to the Noteholders of such Series, plus Make-Whole Amount, if any; provided that:

(i) no redemption shall be permitted under this Section 2.11(b) unless, simultaneously with such redemption, the Related Series A Equipment Notes (in the case of redemption hereunder of Series A Equipment Notes), the Related Series B Equipment Notes (in the case of redemption hereunder of Series B Equipment Notes) or the Related Additional Series Equipment Notes in respect of the Additional Series Equipment Notes being redeemed (in the case of redemption hereunder of any series of Additional Series Equipment Notes), as the case may be, shall also be redeemed; and

(ii) if, simultaneously with such redemption, new Series A Equipment Notes (in the case of redemption hereunder of Series A Equipment Notes), new Series B Equipment Notes (in the case of redemption hereunder of Series B Equipment Notes) or a new series of Additional Series Equipment Notes of the same series designation as the Additional Series Equipment Notes being redeemed (in the case of redemption hereunder of a series of Additional Series Equipment Notes), which, in any such case, may have terms that may be the same as or different from those of the redeemed Equipment Notes, are being issued, such new Equipment Notes shall be issued in accordance with Section 2.02 of the Participation Agreement, Section 4(a)(v) of the Note Purchase Agreement and Section 8.01(c) of the Intercreditor Agreement.”

Section 2.05 Amendment to Section 2.13. Section 2.13(a) of the Original Indenture is hereby amended by deleting it in its entirety and replacing it with the following:

“Section 2.13. Subordination. (a) The indebtedness evidenced by the Series A Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full

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First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

of the Secured Obligations in respect of the Series AA Equipment Notes, and the Series A Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series B Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series AA Equipment Notes and the Series A Equipment Notes, and the Series B Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series of Additional Series Equipment Notes ranked most senior in priority of payment among all Series of Additional Series Equipment Notes, if issued, will be, to the extent and in the manner provided in this Indenture (as this Indenture may be amended in connection with any such issuance of such most senior Series of Additional Series Equipment Notes), subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series AA Equipment Notes, the Series A Equipment Notes and the Series B Equipment Notes, and any such most senior Series of Additional Series Equipment Notes, if issued, shall be issued subject to such provisions. The indebtedness evidenced by any Additional Series Equipment Notes (other than the Series of Additional Series Equipment Notes ranked most senior in priority of payment among all Series of Additional Series Equipment Notes), if issued, will be, to the extent and in the manner provided in this Indenture (as this Indenture may be amended in connection with any such issuance of such Additional Series Equipment Notes), subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series AA Equipment Notes, the Series A Equipment Notes, the Series B Equipment Notes and each Series of Additional Series Equipment Notes that rank senior in priority of payment to such Additional Series Equipment Notes, and any such Additional Series Equipment Notes, if issued, shall be issued subject to such provisions. The indebtedness evidenced by the Series AA Equipment Notes, the Series A Equipment Notes and the Series B Equipment Notes is, and the indebtedness evidenced by any Additional Series Equipment Notes, if issued, will be, to the extent and in the manner provided in each Related Indenture, subordinate and subject in right of payment to the prior payment in full under such Related Indenture of the “Secured Obligations” in respect of the “Equipment Notes” issued under such Related Indenture, and the Series AA Equipment Notes, the Series A Equipment Notes and the Series B Equipment Notes are, and any Additional Series Equipment Notes shall be, issued subject to such provisions. By acceptance of its Equipment Notes of any Series, each Noteholder of such Series (i) agrees to and shall be bound by such provisions, (ii) authorizes and directs the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as applicable, on such Noteholder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Indenture and the applicable Related Indenture, and (iii) appoints the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as applicable, as such Noteholder’s attorney in fact for such purpose.”

9

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Section 2.06 Amendment to Section 2.14. Section 2.14 of the Original Indenture is hereby amended as follows:

(a)	Section 2.14(a) is deleted it in its entirety and replaced with the following:

“(a) an amount or amounts equal to the fees payable to the Liquidity Providers under Section 2.03 of each Liquidity Facility and the Fee Letter (as defined in the Intercreditor Agreement) related thereto (or similar provisions of any Replacement Liquidity Facility therefor and any related fee letter), multiplied by a fraction, the numerator of which shall be the sum of the then outstanding aggregate principal amount of the Series AA Equipment Notes, the Series A Equipment Notes and the Series B Equipment Notes and the denominator of which shall be the sum of the then outstanding aggregate principal amount of all “Series AA Equipment Notes”, “Series A Equipment Notes” and “Series B Equipment Notes” (each as defined in the Note Purchase Agreement) with respect to all of the “Indentures” (as defined in the Note Purchase Agreement);”

(b)	Section 2.14(e) is deleted it in its entirety and replaced with the following:

“(e) if any payment default shall have occurred and be continuing with respect to interest on any “Series AA Equipment Notes”, “Series A Equipment Notes” or “Series B Equipment Notes” (each as defined in the Note Purchase Agreement), (x) the excess, if any, of (1) the amount equal to the sum of interest on any Unpaid Advance (other than a Special Termination Advance), Applied Provider Advance or Applied Special Termination Advance payable under Section 3.07 of each Liquidity Facility (or similar provisions of any Replacement Liquidity Facility therefor) plus any other amounts payable in respect of such Unpaid Advance, Applied Provider Advance or Applied Special Termination Advance under Section 3.01, Section 3.03 or Section 3.09 of each Liquidity Facility (or similar provisions of any Replacement Liquidity Facility therefor) under which such Unpaid Advance, Applied Provider Advance or Applied Special Termination Advance was made over (2) the sum of Investment Earnings from any Final Advance plus any amount of interest at the Past Due Rate actually payable (whether or not in fact paid) by the Company in respect of the overdue scheduled interest on the “Series AA Equipment Notes”, “Series A Equipment Notes” and “Series B Equipment Notes” (each as defined in the Note Purchase Agreement) in respect of which such Unpaid Advance, Applied Provider Advance or Applied Special Termination Advance was made, multiplied by (y) a fraction, the numerator of which shall be the then aggregate overdue amounts of interest on the Series AA Equipment Notes, Series A Equipment Notes and Series B

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First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Equipment Notes (other than interest becoming due and payable solely as a result of acceleration of any such Equipment Notes) and the denominator of which shall be the then aggregate overdue amounts of interest on all “Series AA Equipment Notes”, “Series A Equipment Notes” and “Series B Equipment Notes” (each as defined in the Note Purchase Agreement) with respect to all of the “Indentures” (as defined in the Note Purchase Agreement) (other than interest becoming due and payable solely as a result of acceleration of any such “Equipment Notes”);”

Section 2.07 Amendment to Section 3.01. Section 3.01 of the Original Indenture is hereby amended by deleting clauses “third” and “fourth” in their entirety and replacing them with the following:

“third, after giving effect to clause “second” above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series B Equipment Notes shall be distributed to the Noteholders of Series B Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series B Equipment Note bears to the aggregate amount of the payments then due under all Series B Equipment Notes;

fourth, after giving effect to clause “third” above (if any Additional Series Equipment Notes of a specified series shall have been issued hereunder and except as this clause “fourth” may be modified pursuant to clause (xv) of Section 9.01 in connection with any issuance or redemption and issuance from time to time of Additional Series Equipment Notes of one or more series), so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Additional Series Equipment Notes of such series shall be distributed to the Noteholders of Additional Series Equipment Notes of such series ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Additional Series Equipment Note of such series bears to the aggregate amount of the payments then due under all Additional Series Equipment Notes of such series; and

fifth, the balance, if any, of such installment remaining thereafter shall be distributed to the Company.”

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Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Section 2.08 Amendment to Section 3.02. Section 3.02 of the Original Indenture is hereby amended by deleting clauses “second” and “third” in their entirety and replacing them with the following:

“second, after giving effect to clause “first” above:

(i) so much of such payments remaining as shall be required to pay the amounts specified in subclause (i) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of the Series AA Equipment Notes;

(ii) after giving effect to subclause (i) above, so much of such payments remaining as shall be required to pay the amounts specified in subclause (ii) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of the Series A Equipment Notes;

(iii) after giving effect to subclause (ii) above, so much of such payments remaining as shall be required to pay the amounts specified in subclause (iii) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of the Series B Equipment Notes; and

(iv) after giving effect to subclause (iii) above (if any Additional Series Equipment Notes of a specified series shall have been issued hereunder and except as this subclause (iv) may be modified pursuant to clause (xv) of Section 9.01 in connection with the original issuance or subsequent redemption and issuance from time to time of Additional Series Equipment Notes), so much of such payments remaining as shall be required to pay the amounts specified in subclause (iv) of clause “third” of Section 3.03 plus Make-Whole Amount, if any, then due and payable in respect of such Additional Series Equipment Notes of such series;

third, after giving effect to clause “second” above, so much of such payments remaining as shall be required to pay the amounts as provided in clause “third” of Section 3.03 in respect of Related Secured Obligations under each Defaulted Operative Indenture other than subclause (xi) of clause “third” of Section 3.03; and”

Section 2.09 Amendment to Section 3.03. Section 3.03 of the Original Indenture is hereby amended as follows:

(a) Subclauses (iii) through (ix) of clause “third” are deleted in its entirety and replaced with the following:

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Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

“(iii) after giving effect to subclause (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series B Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series B Equipment Notes to the date of distribution, shall be distributed to the Noteholders of Series B Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the aggregate unpaid principal amount of all Series B Equipment Notes held by each holder thereof plus the accrued but unpaid interest and other amounts due in respect thereof hereunder or thereunder to the date of distribution bears to (y) the aggregate unpaid principal amount of all Series B Equipment Notes held by all holders thereof plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

(iv) after giving effect to subclause (iii) above (if any Additional Series Equipment Notes of a specified series shall have been issued hereunder and except as this subclause (iv) may be modified pursuant to clause (xv) of Section 9.01 in connection with the original issuance or subsequent redemption and issuance from time to time of Additional Series Equipment Notes in one or more series), so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Additional Series Equipment Notes of such series, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of such Additional Series Equipment Notes to the date of distribution, shall be distributed to the Noteholders of Additional Series Equipment Notes of such series, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the aggregate unpaid principal amount of all Additional Series Equipment Notes of such series held by each holder thereof plus the accrued but unpaid interest and other amounts due in respect thereof hereunder or thereunder to the date of distribution bears to (y) the aggregate unpaid principal amount of all Additional Series Equipment Notes of such series held by all holders thereof plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

(v) after giving effect to subclause (iv) above, so much of such payments or amounts remaining as shall be required to pay in full the amounts then due and covered by clause “first” of Section 3.03 of each Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in accordance with the priorities and prorations in such clause “first”;

13

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(vi) after giving effect to subclause (v) above, so much of such payments or amounts remaining as shall be required to pay in full the amounts then due and covered by clause “second” of Section 3.03 of each Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in accordance with the priorities and prorations in such clause “second”;

(vii) after giving effect to subclause (vi) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Series AA Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series AA Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series AA Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series AA Equipment Notes issued under all Defaulted Operative Indentures;

(viii) after giving effect to subclause (vii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Series A Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series A Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series A Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series A Equipment Notes issued under all Defaulted Operative Indentures;

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First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(ix) after giving effect to subclause (viii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Series B Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series B Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series B Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series B Equipment Notes issued under all Defaulted Operative Indentures;

(x) after giving effect to subclause (ix) above (if any Related Additional Series Equipment Notes of a specified series shall have been issued under any Related Indenture and except as this subclause (x) may be modified pursuant to clause (xv) of Section 9.01 in connection with the original issuance or subsequent redemption and issuance from time to time of Related Additional Series Equipment Notes in one or more series), so much of such payments or amounts remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Related Additional Series Equipment Notes of such series, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Additional Series Equipment Notes of such series are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Additional Series Equipment Notes of such series issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Additional Series Equipment Notes of such series issued under all Defaulted Operative Indentures; and

(xi) after giving effect to subclause (x) above, if any Related Equipment Note is outstanding, any of such payments or amounts remaining and any invested Permitted Investments shall be held by the Loan Trustee in an Eligible Account in accordance with the provisions of Section 3.07 (and invested as provided in Section 5.06) as additional security for the Related Secured

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First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Obligations, and such amounts (and any investment earnings thereon) shall be distributed from time to time in accordance with the foregoing provisions of this clause “third” as and to the extent any such Related Secured Obligation shall at any time and from time to time become due and remain unpaid after the giving of any required notice and the expiration of any applicable grace period; and, upon the payment in full of all such Related Secured Obligations the balance, if any, of any such remaining amounts and investment earnings thereon shall be applied as provided in clause “fourth” of this Section 3.03; and”

Section 2.10 Amendment to Section 9.01. Section 9.01 of the Original Indenture is hereby amended by deleting clause (xv) thereof in its entirety and replacing it with the following:

“(xv) to provide for the original issuance of Additional Series Equipment Notes of one or more Series (and Related Additional Series Equipment Notes relating thereto) pursuant to the third sentence of Section 2.02 or the issuance of new Series A Equipment Notes (and new Related Series A Equipment Notes), new Series B Equipment Notes (and new Related Series B Equipment Notes) or new Additional Series Equipment Notes of any one or more Series (and new Related Additional Series Equipment Notes relating thereto) pursuant to the fourth sentence of Section 2.02, and for the issuance of pass through certificates by any pass through trust that acquires any such Additional Series Equipment Notes (and Related Additional Series Equipment Notes), new Series A Equipment Notes (and new Related Series A Equipment Notes), new Series B Equipment Notes (and new Related Series B Equipment Notes) or new Additional Series Equipment Notes (and new Related Additional Series Equipment Notes) and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith, or to provide for the relative priority of different series of Additional Series Equipment Notes as between such series) and to provide for any credit support for any pass through certificates relating to any such Series A Equipment Notes (and Related Series A Equipment Notes), Series B Equipment Notes (and Related Series B Equipment Notes) or Additional Series Equipment Notes (and Related Additional Series Equipment Notes) (including, without limitation, to secure claims for fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and, if such Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate provisions for multiple Liquidity Facilities for a single Pass Through Trust)); provided that such Series A Equipment Notes, Series B Equipment Notes or Additional Series Equipment Notes, as the case may be, are issued in accordance with Section 4(a)(v) of the Note Purchase Agreement, Section 2.02 of the Participation Agreement and Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, as applicable.”

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First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

ARTICLE III

Section 3.01 Amendment to Schedule I. Schedule I to the Original Indenture is hereby amended by deleting it in its entirety and replacing it with Schedule I to this First Indenture Amendment (it being agreed and understood that no amendments are being made to the maturity date, original principal amount, Debt Rate, Make-Whole Spread or amortization schedule of the Series AA Equipment Notes or the Series A Equipment Notes).

Section 3.02 Amendment to Schedule II. Schedule II to the Original Indenture is hereby amended by deleting it in its entirety and replacing it with Schedule II to this First Indenture Amendment.

ARTICLE IV

Section 4.01 Amendment to Annex A. Annex A to the Original Indenture is amended as follows:

(a) The definition of “Additional Series” or “Additional Series Equipment Notes” is deleted in its entirety and replaced with the following:

“Additional Series” or “Additional Series Equipment Notes” means Equipment Notes issued under the Indenture and designated as a series (other than “Series AA”, “Series A” or “Series B”) thereunder, if any, in the principal amounts and maturities and bearing interest as specified in Schedule I to the Indenture amended at the time of original issuance of such Additional Series under the heading for such series.

(b) The definition of “Class A Pass Through Trust” is deleted in its entirety and replaced with the following:

“Class A Pass Through Trust” means (i) initially, the American Airlines Pass Through Trust 2016-3A created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2016-3A, dated as of the Class AA/A Issuance Date, between the Company and WTC, as Class A Trustee, and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent repayment or redemption of Series A Equipment Notes and issuance of new Series A Equipment Notes.

17

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(c) The definition of “Class AA Pass Through Trust” is deleted in its entirety and replaced with the following:

“Class AA Pass Through Trust” means the American Airlines Pass Through Trust 2016-3AA created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2016-3AA, dated as of the Class AA/A Issuance Date, between the Company and WTC, as Class AA Trustee.

(d) The definition of “Deposit Agreement” is deleted in its entirety and replaced with the following:

“Deposit Agreement” means, subject to Section 5(f) of the Original Note Purchase Agreement, each of the two Deposit Agreements, dated as of the Class AA/A Issuance Date, between the Escrow Agent and the Depositary, which relate to the Class AA Pass Through Trust and the Class A Pass Through Trust, respectively; provided that, for purposes of any obligation of Company, no amendment, modification or supplement to, or substitution or replacement of, any such Deposit Agreement shall be effective unless consented to by the Company.

(e) The definition of “Escrow Agreement” is deleted in its entirety and replaced with the following:

“Escrow Agreement” means each of (i) the Escrow and Paying Agent Agreement, dated as of the Class AA/A Issuance Date, among the Escrow Agent, the Paying Agent, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the Class AA/A Underwriters, and the Class AA Trustee and (ii) the Escrow and Paying Agent Agreement, dated as of the Class AA/A Issuance Date, among the Escrow Agent, the Paying Agent, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the Class AA/A Underwriters, and the Class A Trustee.

(f) The definition of “Intercreditor Agreement” is deleted in its entirety and replaced with the following:

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated as of the Class B Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that, for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.

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First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

(g) The definition of “Issuance Date” is deleted in its entirety and replaced with the following:

“Issuance Date” means, as applicable, the Class AA/A Issuance Date or the Class B Issuance Date.

(h) The definition of “Liquidity Facilities” is deleted in its entirety and replaced with the following:

“Liquidity Facilities” means, collectively, the Class AA Liquidity Facility, the Class A Liquidity Facility and the Class B Liquidity Facility.

(i) The definition of “Liquidity Providers” is deleted in its entirety and replaced with the following:

“Liquidity Providers” means, collectively, the Class AA Liquidity Provider, the Class A Liquidity Provider and the Class B Liquidity Provider.

(j) The definition of “Note Purchase Agreement” is deleted in its entirety and replaced with the following:

“Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement, dated as of the Class B Issuance Date, among the Company, the Subordination Agent and the Pass Through Trustee under each Pass Through Trust Agreement providing for, among other things, the issuance and sale of certain equipment notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

(k) The definition of “Pass Through Trust” is deleted in its entirety and replaced with the following:

“Pass Through Trust” means each of the three separate grantor trusts that have been created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Documents.

(l) The definition of “Pass Through Trust Agreement” is deleted in its entirety and replaced with the following:

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First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

“Pass Through Trust Agreement” means each of the three separate Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

(m) The definition of “Related Additional Series Equipment Note” is deleted in its entirety and replaced with the following:

“Related Additional Series Equipment Note” means, with respect to any particular series of Additional Series Equipment Notes and as of any date, an “Additional Series Equipment Note,” as defined in each Related Indenture, having the same designation (i.e., “Series C” or the like) as such Additional Series Equipment Notes, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement,” as such terms are defined in such Related Indenture.

(n) The definition of “Series” is deleted in its entirety and replaced with the following:

“Series” means any series of Equipment Notes, including the Series AA Equipment Notes, the Series A Equipment Notes, the Series B Equipment Notes or any Additional Series Equipment Notes.

(o) The definition of “Trust Supplements” is deleted in its entirety and replaced with the following:

“Trust Supplements” means (i) those agreements supplemental to the Basic Pass Through Trust Agreement referred to in Schedule III to the Participation Agreement as of the Closing Date and (ii) in the case of (x) any new Class A Certificates or Class B Certificates issued in connection with any subsequent repayment or redemption of any Series A Equipment Notes or Series B Equipment Notes, as the case may be, or (y) any Additional Series Pass Through Certificates, if issued, whether in connection with the initial issuance of any Additional Series Equipment Notes or in connection with any subsequent redemption of any Additional Series Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such Class A Certificates, Class B Certificates or Additional Series Pass Through Certificates, (b) the issuance of such Class A Certificates, Class B Certificates or Additional Series Pass Through Certificates representing fractional undivided interests in the Class A Certificates, Class B Certificates or Additional

20

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Series Pass Through Trust, as applicable, is authorized and (c) the terms of such Class A Certificates, Class B Certificates or Additional Series Pass Through Certificates are established.”

(p) The following definitions shall be added to Annex A to the Original Indenture in alphabetical order:

“Class AA/A Issuance Date” means October 3, 2016.

“Class AA/A Underwriter” means each of the underwriters identified as such in the Class AA/A Underwriting Agreement.

“Class AA/A Underwriting Agreement” means that certain Underwriting Agreement, dated as of September 19, 2016, among the Company and Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Class B Certificates” means Pass Through Certificates issued by the Class B Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement) issued by a “Refinancing Trust” described in clause (ii) of the definition of “Class B Pass Through Trust”).

“Class B Issuance Date” means October 4, 2017.

“Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class B Pass Through Trust” means (i) initially, the American Airlines Pass Through Trust 2016-3B created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2016-3B, dated as of the Class B Issuance Date, between the Company and WTC, as Class B Trustee, and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent repayment or redemption of Series B Equipment Notes and issuance of new Series B Equipment Notes.

“Class B Trustee” means the trustee for the Class B Pass Through Trust.

21

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

“Class B Underwriter” means the underwriter identified as such in the Class B Underwriting Agreement.

“Class B Underwriting Agreement” means that certain Underwriting Agreement, dated as of September 20, 2017, between the Company and Credit Suisse Securities (USA) LLC, as underwriter, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Original Note Purchase Agreement” means the Note Purchase Agreement, dated as of the Class AA/A Issuance Date, among the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and the Pass Through Trustee under each Pass Through Trust Agreement providing for, among other things, the issuance and sale of certain equipment notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Related Series B Equipment Note” means, as of any date, a “Series B Equipment Note”, as defined in each Related Indenture, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Related Indenture.

“Series B” or “Series B Equipment Notes” means Equipment Notes issued and designated as “Series B Equipment Notes” under the Indenture, in the original principal amount and maturities as specified in Schedule I to the Indenture under the heading “Series B Equipment Notes” and bearing interest at the Debt Rate for Series B Equipment Notes specified in Schedule I to the Indenture.

(q) The definitions of “Underwriter” and “Underwriting Agreement” shall be deleted in their entirety.

ARTICLE V

Section 5.01 Effective Time of Amendments. The amendments to the Original Indenture contemplated hereby and the agreements set forth herein shall be effective as of the time of the Series B Closing.

Section 5.02 Ratification. Except as expressly amended hereby, the Original Indenture shall remain in full force and effect in all respects, and this First Indenture Amendment shall be construed as supplemental to the Indenture and shall form a part thereof.

22

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

Section 5.03 Severability. To the extent permitted by applicable law, any provision of this First Indenture Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.04 No Oral Modification or Continuing Waivers. No terms or provisions of this First Indenture Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Loan Trustee in compliance with Article IX of the Indenture.

Section 5.05 Successors and Assigns. The terms and provisions contained herein shall bind and inure to the benefit of, and be enforceable by, each of the parties hereto and the successors and permitted assigns of each, all as provided herein and in the Indenture.

Section 5.06 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 5.07 Counterparts. This First Indenture Amendment may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this First Indenture Amendment including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this First Indenture Amendment, but all of such counterparts together shall constitute one instrument.

Section 5.08 Governing Law. THIS FIRST INDENTURE AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 5.09 Submission to Jurisdiction. Each of the parties hereto, and by acceptance of the Equipment Notes, each Noteholder, to the extent it may do so under applicable law, for purposes hereof (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this First Indenture Amendment, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a

23

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this First Indenture Amendment or the Equipment Notes or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

[Signature Pages Follow.]

24

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

IN WITNESS WHEREOF, the parties hereto have caused this First Indenture Amendment to be duly executed by their respective officers thereof duly authorized, as of the date first above written.

AMERICAN AIRLINES, INC.

By:
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity, except as expressly provided herein, but solely as Loan Trustee

By:
Name:
Title:

Signature Page

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

DESCRIPTION OF EQUIPMENT NOTES

	Original Principal Amount	Maturity Date
Series AA
Equipment Notes:	$[ ]	October 15, 2028

Series A
Equipment Notes:	$[ ]	October 15, 2028

Series B
Equipment Notes:	$[ ]	October 15, 2025

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

(Cont’d)

CERTAIN DEFINED TERMS

Defined Term	Definition
Debt Rate for Series AA Equipment Notes	3.00	% per annum.
Make-Whole Spread for Series AA Equipment Notes	0.20	%.

Debt Rate for Series A Equipment Notes	3.25	% per annum.
Make-Whole Spread for Series A Equipment Notes	0.25	%.

Debt Rate for Series B Equipment Notes	3.75	% per annum.
Make-Whole Spread for Series B Equipment Notes	0.30	%.

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

(Cont’d)

EQUIPMENT NOTES AMORTIZATION

SERIES AA EQUIPMENT NOTES
[Aircraft Manufacturer] [Model]
[Reg. No.]

Payment Date	Percentage of Original Principal Amount to be Paid
[ ]	[ ]

SERIES A EQUIPMENT NOTES
[Aircraft Manufacturer] [Model]
[Reg. No.]

Payment Date	Percentage of Original Principal Amount to be Paid
[ ]	[ ]

Schedule I

to Indenture and

Security Agreement

(Cont’d)

SERIES B EQUIPMENT NOTES
[Aircraft Manufacturer] [Model]
[Reg. No.]

Payment Date	Percentage of Original Principal Amount to be Paid
[ ]	[ ]

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE I

to First Indenture Amendment

DESCRIPTION OF EQUIPMENT NOTES

The information set forth below this text in this Schedule has been intentionally omitted from the FAA filing copy as the parties hereto deem it to contain confidential information.13

[13]	This page to be included only in the FAA filing package in the place of the completed Schedule I.

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]

SCHEDULE II

to First Indenture Amendment

Schedule II

to Indenture and

Security Agreement

PASS THROUGH TRUST AGREEMENT AND

PASS THROUGH TRUST SUPPLEMENTS

Pass Through Trust Agreement, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as trustee, as supplemented by Trust Supplement No. 2016-3AA, dated as of the Class AA/A Issuance Date, Trust Supplement No. 2016-3A, dated as of the Class AA/A Issuance Date and Trust Supplement No. 2016-3B, dated as of the Class B Issuance Date.

First Amendment to

Indenture and Security Agreement

(American Airlines 2016-3B Aircraft EETC)

[Reg. No.]